PRINCIPAL FUNDS, INC. (“PFI” or "the Fund")

Statement of Additional Information

dated March 1, 2014 as amended and restated June 3, 2014
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. These prospectuses, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI for the A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, and R-5 share classes together with the Fund's prospectuses dated March 1, 2014 for the A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, and R-5 share classes and June 3, 2014 for the Classes A and P shares of the International I, MidCap Value III and SmallCap Value Funds and Class P shares of the LargeCap Growth, LargeCap Value and SmallCap Blend Funds.

Incorporation by Reference:
The audited financial statements, schedules of investments and auditor's report included in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2013, are hereby incorporated by reference into and are legally a part of this SAI.

For a free copy of the current prospectus, semiannual or annual report, call 1-800-222-5852 or write:
Principal Funds
P.O. Box 8024
Boston, MA 02266-8024
The prospectuses for A, B, C, J, and P share classes may be viewed at www.principalfunds.com/prospectus.
The prospectuses for Institutional, R-1, R-2, R-3, R-4, and R-5 share classes may be viewed at www.principalfunds.com./prospectuses.
The ticker symbols for series and share classes are on the next page.

Ticker Symbols by Share Class
Fund	A	B	C	J	P	Institutional	R-1	R-2	R-3	R-4	R-5
Bond & Mortgage Securities	PRBDX	PROBX	PBMCX	PBMJX		PMSIX	PBOMX	PBMNX	PBMMX	PBMSX	PBMPX
California Municipal	SRCMX	SQCMX	SRCCX
Core Plus Bond I						PCBZX	PCBRX	PCBBX	PCIRX	PCBDX	PCBEX
Diversified International	PRWLX	PRBWX	PDNCX	PIIJX	PDIPX	PIIIX	PDVIX	PINNX	PINRX	PINLX	PINPX
Equity Income	PQIAX	PQUBX	PEUCX		PEQPX	PEIIX	PIEMX	PEINX	PEIOX	PEIPX	PEIQX
Global Diversified Income	PGBAX		PGDCX		PGDPX	PGDIX
Global Real Estate Securities	POSAX		POSCX		POSPX	POSIX
Government & High Quality Bond	CMPGX	CBUGX	CCUGX	PMRJX	PGSPX	PMRIX	PMGRX	PFMRX	PRCMX	PMRDX	PMREX
High Yield	CPHYX	CBHYX	CCHIX		PYHPX	PHYTX
High Yield I	PYHAX					PYHIX
Income	CMPIX	CMIBX	CNMCX	PIOJX	PIMPX	PIOIX	PIOMX	PIONX	PIOOX	PIOPX	PIOQX
Inflation Protection	PITAX		PPOCX	PIPJX		PIPIX	PISPX	PBSAX	PIFPX	PIFSX	PBPPX
International Emerging Markets	PRIAX	PIEBX	PMKCX	PIEJX	PIEPX	PIEIX	PIXEX	PEASX	PEAPX	PESSX	PEPSX
International I	PFAFX				PTRPX	PINIX	PPISX	PSPPX	PRPPX	PUPPX	PTPPX
LargeCap Blend II				PLBJX		PLBIX	PLBSX	PPZNX	PPZMX	PPZSX	PPZPX
LargeCap Growth	PRGWX	PRGBX	PLGCX	PGLJX	PGLPX	PGLIX	PLSGX	PCPPX	PLGPX	PEPPX	PDPPX
LargeCap Growth I	PLGAX			PLGJX	PVCPX	PLGIX	PCRSX	PPUNX	PPUMX	PPUSX	PPUPX
LargeCap Growth II				PPLJX		PPIIX	PDASX	PPTNX	PPTMX	PPTSX	PPTPX
LargeCap S&P 500 Index	PLSAX		PLICX	PSPJX		PLFIX	PLPIX	PLFNX	PLFMX	PLFSX	PLFPX
LargeCap Value	PCACX	PCCBX	PLUCX	PVLJX	PVFPX	PVLIX	PLSVX	PLVNX	PLVMX	PLVSX	PLVPX
LargeCap Value I						PVPIX	PVUAX	PABEX	PABDX	PAGBX	PAFBX
LargeCap Value III				PLVJX		PLVIX	PESAX	PPSNX	PPSFX	PPSSX	PPSRX
MidCap	PEMGX	PRMBX	PMBCX	PMBJX	PMCPX	PCBIX	PMSBX	PMBNX	PMBMX	PMBSX	PMBPX
MidCap Growth				PMGJX		PGWIX	PMSGX	PGPPX	PFPPX	PIPPX	PHPPX
MidCap Growth III				PPQJX		PPIMX	PHASX	PPQNX	PPQMX	PPQSX	PPQPX
MidCap S&P 400 Index				PMFJX		MPSIX	PMSSX	PMFNX	PMFMX	PMFSX	PMFPX
MidCap Value I				PVEJX		PVMIX	PLASX	PABUX	PMPRX	PABWX	PABVX
MidCap Value III	PVCAX			PMCJX	PMVPX	PVUIX	PMSVX	PKPPX	PJPPX	PMPPX	PLPPX
Money Market	PCSXX	PMBXX	PPCXX	PMJXX		PVMXX
Overseas						PINZX	PINQX	PINSX	PINTX	PINUX	PINGX
Principal Capital Appreciation	CMNWX	CMNBX	CMNCX		PCFPX	PWCIX	PCAMX	PCANX	PCAOX	PCAPX	PCAQX
Principal LifeTime Strategic Income	PALTX	PLTSX		PLSJX		PLSIX	PLAIX	PLSNX	PLSMX	PLSSX	PLSPX
Principal LifeTime 2010	PENAX			PTAJX		PTTIX	PVASX	PTANX	PTAMX	PTASX	PTAPX
Principal LifeTime 2015						LTINX	LTSGX	LTASX	LTAPX	LTSLX	LTPFX
Principal LifeTime 2020	PTBAX	PLIBX		PLFJX		PLWIX	PWASX	PTBNX	PTBMX	PTBSX	PTBPX
Principal LifeTime 2025						LTSTX	LTSNX	LTADX	LTVPX	LTEEX	LTPDX
Principal LifeTime 2030	PTCAX	PTCBX		PLTJX		PMTIX	PXASX	PTCNX	PTCMX	PTCSX	PTCPX
Principal LifeTime 2035						LTIUX	LTANX	LTVIX	LTAOX	LTSEX	LTPEX
Principal LifeTime 2040	PTDAX	PTDBX		PTDJX		PTDIX	PYASX	PTDNX	PTDMX	PTDSX	PTDPX
Principal LifeTime 2045						LTRIX	LTRGX	LTRSX	LTRVX	LTRLX	LTRDX
Principal LifeTime 2050	PPEAX	PLTFX		PFLJX		PPLIX	PZASX	PTENX	PTERX	PTESX	PTEFX
Principal LifeTime 2055						LTFIX	LTFGX	LTFSX	LTFDX	LTFLX	LTFPX
Principal LifeTime 2060				PLTAX		PLTZX	PLTRX	PLTBX	PLTCX	PLTMX	PLTOX
Real Estate Securities	PRRAX	PRLEX	PRCEX	PREJX	PIRPX	PIREX	PRAEX	PRENX	PRERX	PRETX	PREPX
Short-Term Income	SRHQX		STCCX	PSJIX	PSTPX	PSHIX	PSIMX	PSINX	PSIOX	PSIPX	PSIQX
SmallCap Blend	PLLAX	PLLBX	PSMCX	PSBJX	PSFPX	PSLIX	PSABX	PSBNX	PSBMX	PSBSX	PSBPX
SmallCap Growth I				PSIJX		PGRTX	PNASX	PPNNX	PPNMX	PPNSX	PPNPX
SmallCap S&P 600 Index				PSSJX		PSSIX	PSAPX	PSSNX	PSSMX	PSSSX	PSSPX
SmallCap Value II	PSVAX			PSMJX	PSCPX	PPVIX	PCPTX	PKARX	PJARX	PSTWX	PLARX
SAM Balanced	SABPX	SBBPX	SCBPX	PSAJX		PSBIX	PSBGX	PSBVX	PBAPX	PSBLX	PSBFX
SAM Conservative Balanced	SAIPX	SBIPX	SCIPX	PCBJX		PCCIX	PCSSX	PCNSX	PCBPX	PCBLX	PCBFX
SAM Conservative Growth	SAGPX	SBGPX	SCGPX	PCGJX		PCWIX	PCGGX	PCGVX	PCGPX	PCWSX	PCWPX
SAM Flexible Income	SAUPX	SBUPX	SCUPX	PFIJX		PIFIX	PFIGX	PFIVX	PFIPX	PFILX	PFIFX
SAM Strategic Growth	SACAX	SBCAX	SWHCX	PSWJX		PSWIX	PSGGX	PSGVX	PSGPX	PSGLX	PSGFX
Tax-Exempt Bond	PTEAX	PTBBX	PTBCX

FUND HISTORY
Principal Funds, Inc. (“PFI” or "the Fund") was organized as Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective September 14, 2000. The Fund changed its name to Principal Funds, Inc. effective June 13, 2008.
On January 12, 2007, the Fund acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
Classes offered by each Fund are shown in the table below.

Share Class
Fund/Portfolio	A	B	C	J	P	Institutional	R-1	R-2	R-3	R-4	R-5
Bond & Mortgage Securities	X	X	X	X		X	X	X	X	X	X
California Municipal	X	X	X
Core Plus Bond I						X	X	X	X	X	X
Diversified International	X	X	X	X	X	X	X	X	X	X	X
Equity Income	X	X	X		X	X	X	X	X	X	X
Global Diversified Income	X		X		X	X
Global Real Estate Securities	X		X		X	X
Government & High Quality Bond	X	X	X	X	X	X	X	X	X	X	X
High Yield	X	X	X		X	X
High Yield I	X					X
Income	X	X	X	X	X	X	X	X	X	X	X
Inflation Protection	X		X	X		X	X	X	X	X	X
International Emerging Markets	X	X	X	X	X	X	X	X	X	X	X
International I	X				X	X	X	X	X	X	X
LargeCap Blend II				X		X	X	X	X	X	X
LargeCap Growth	X	X	X	X	X	X	X	X	X	X	X
LargeCap Growth I	X			X	X	X	X	X	X	X	X
LargeCap Growth II				X		X	X	X	X	X	X
LargeCap S&P 500 Index	X		X	X		X	X	X	X	X	X
LargeCap Value	X	X	X	X	X	X	X	X	X	X	X
LargeCap Value I						X	X	X	X	X	X
LargeCap Value III				X		X	X	X	X	X	X
MidCap	X	X	X	X	X	X	X	X	X	X	X
MidCap Growth				X		X	X	X	X	X	X
MidCap Growth III				X		X	X	X	X	X	X
MidCap S&P 400 Index				X		X	X	X	X	X	X
MidCap Value I				X		X	X	X	X	X	X
MidCap Value III	X			X	X	X	X	X	X	X	X
Money Market	X	X	X	X		X
Overseas						X	X	X	X	X	X
Principal Capital Appreciation	X	X	X		X	X	X	X	X	X	X
Principal LifeTime 2010	X			X		X	X	X	X	X	X
Principal LifeTime 2015						X	X	X	X	X	X
Principal LifeTime 2020	X	X		X		X	X	X	X	X	X
Principal LifeTime 2025						X	X	X	X	X	X
Principal LifeTime 2030	X	X		X		X	X	X	X	X	X
Principal LifeTime 2035						X	X	X	X	X	X
Principal LifeTime 2040	X	X		X		X	X	X	X	X	X
Principal LifeTime 2045						X	X	X	X	X	X
Principal LifeTime 2050	X	X		X		X	X	X	X	X	X
Principal LifeTime 2055						X	X	X	X	X	X
Principal LifeTime 2060				X		X	X	X	X	X	X
Principal LifeTime Strategic Income	X	X		X		X	X	X	X	X	X
Real Estate Securities	X	X	X	X	X	X	X	X	X	X	X
SAM Balanced	X	X	X	X		X	X	X	X	X	X
SAM Conservative Balanced	X	X	X	X		X	X	X	X	X	X
SAM Conservative Growth	X	X	X	X		X	X	X	X	X	X
SAM Flexible Income	X	X	X	X		X	X	X	X	X	X
SAM Strategic Growth	X	X	X	X		X	X	X	X	X	X
Short-Term Income	X		X	X	X	X	X	X	X	X	X
SmallCap Blend	X	X	X	X	X	X	X	X	X	X	X
SmallCap Growth I				X		X	X	X	X	X	X
SmallCap S&P 600 Index				X		X	X	X	X	X	X
SmallCap Value II	X			X	X	X	X	X	X	X	X
Tax-Exempt Bond	X	X	X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at 1-800-222-5852.
Principal Management Corporation ("PMC" or “Principal” or the "Manager") may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors. Principal may make such a recommendation when a fund approaches a size where additional investments in the fund have the potential to adversely impact fund performance and make it increasingly difficult to keep the fund fully invested in a manner consistent with its investment objective. Principal may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Funds." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Funds is diversified except the Global Real Estate Securities and Real Estate Securities Funds which are non-diversified.
Fund Policies
The investment objectives, investment strategies and the principal risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.
The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.
The investment objective of each Fund and, except as described below as "Fundamental Restrictions," the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended, ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.
With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund's prospectus or Statement of Additional Information.

Bond & Mortgage Securities, California Municipal, Core Plus Bond I, Diversified International, Equity Income, Global Diversified Income, Global Real Estate Securities, Government & High Quality Bond, High Yield, High Yield I, Income, Inflation Protection, International Emerging Markets, LargeCap Blend II, LargeCap Growth, LargeCap Growth I, LargeCap Growth II, LargeCap S&P 500 Index, LargeCap Value, LargeCap Value I, LargeCap Value III, MidCap, MidCap Growth, MidCap Growth III, MidCap S&P 400 Index, MidCap Value I, MidCap Value III, Money Market, Overseas, Principal Capital Appreciation, Real Estate Securities, Short-Term Income, SmallCap Blend, SmallCap Growth I, SmallCap S&P 600 Index, SmallCap Value II, and Tax-Exempt Bond Funds
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each:

1)
Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Fund, except Global Real Estate Securities and Real Estate Securities Funds, has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This restriction does not apply to the California Municipal Fund.

7)
Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction applies only to the California Municipal Fund.

8)
Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.  This restriction does not apply to the Global Real Estate Securities and Real Estate Securities Funds (the restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds except to the extent that the related Index is also so concentrated).

The Global Real Estate Securities and Real Estate Securities Funds will concentrate their investments in a particular industry or group of industries as described in the prospectus.

9)	Fund may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)
Invest more than 15% (5% in the case of the Money Market Fund) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)
Invest more than 25% (35% for High Yield Fund and 50% for the Core Plus Bond Fund I) of its assets in foreign securities, except that the Diversified International, Global Diversified Income, Global Real Estate Securities, International Emerging Markets, Money Market, and Overseas Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and the California Municipal, Government & High Quality Bond, and Tax-Exempt Bond Funds may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except the Global Diversified Income, Global Real Estate Securities, and Real Estate Securities Funds).

6)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each of the above-listed Funds (except the California Municipal, Diversified International, Global Diversified Income, Income, Inflation Protection, Principal Capital Appreciation, Short-Term Income and Tax-Exempt Bond Funds) has also adopted the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.
The Tax-Exempt Bond Fund has also adopted a fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.
The California Municipal Fund has adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in investments the income from which is exempt from federal income tax and California state personal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax and California state personal income tax. The Fund also has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in municipal obligations.

International Fund I
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund:

1)	May not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
May not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
May not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	May not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	May not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)
May not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

8)	May not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
The above-listed Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

1)
Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

2)
Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

3)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime 2060, and Principal LifeTime Strategic Income Funds and the Strategic Asset Management Portfolios (Balanced, Conservative Balanced, Conservative Growth, Flexible Income, and Strategic Growth Portfolios)
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each Fund:

1)	May not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
May not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
May not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	May not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	May not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)
May not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

8)	May not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

Non-Fundamental Restrictions
Each of these above-listed Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)	Invest in companies for the purpose of exercising control or management.
Investment Strategies and Risks
Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes.   Pursuant to SEC staff interpretations of the Act, a fund that purchases securities or makes other investments that have a leveraging effect on the fund (for example, reverse repurchase agreements) must segregate assets to render them not available for sale or other disposition in an amount equal to the amount the fund owes pursuant to the terms of the security or other investment.
Commodities
Under the 1940 Act, a fund's registration statement must recite the fund's policy with regard to investing in commodities. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither PFI nor any of its individual Funds is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are therefore not subject to registration or regulation under the CEA. The Commodity Futures Trading Commission recently amended rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any Fund is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.
Borrowing
If a Fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a Fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The 1940 Act limits a fund’s ability to borrow money. For example, a fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).
Industry Concentration
"Concentration" means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. The Funds interpret their policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions. The Funds view their investments in privately issued mortgage-related securities, asset-backed securities or tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.

Restricted Securities
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.
Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to no more than 15% of its net assets (or, in the case of the Money Market Fund, 5%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.
Foreign Securities
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and is earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.
Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
The Funds that may invest in foreign securities may invest in:

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American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.

•	European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.
Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.
Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.
Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the "conversion value" of a convertible security increases to a point that approximates or exceeds its "investment value," the value of the security will be principally influenced by its conversion value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.
Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.
Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts
The Funds (except the Principal LifeTime Funds and SAM Portfolios) may each engage in the practices described under this heading.

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Spread Transactions. Each Fund may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Each Fund may purchase spread options. The purchase of a covered spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Fund's custodian or on the Fund's records. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.

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Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

The Funds may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.

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Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund's records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

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Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

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Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

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Index Warrants. Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then a Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

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Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

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Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

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Futures Contracts. A Fund may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "initial margin." In contrast to the use of margin account to purchase securities, the Fund's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund's performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.
Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
In using futures contracts, the Fund may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keeps the Fund's net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

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Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

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Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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Limitations on the Use of Futures, Options on Futures Contracts, and Swaps. Each Fund that utilizes futures contracts, options on futures contracts or swaps has claimed an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Commodity Futures Trading Commission recently amended rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any Fund is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.

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Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

When a Fund purchases a futures contract, or writes a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated equals the net amount due on the contract, minus any margin on deposit.
With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.
High Yield Bonds (“Junk Bonds”)
Some funds invest a portion of their assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful.  If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.
Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
Inflation-Indexed Bonds
The Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See "Foreign Securities")
Zero-Coupon Securities
The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.
Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.
The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Securities Lending
All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act (in general, a fund may not lend more than 33 1/3% of total fund assets). Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
A short sale involves the sale by the fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. The fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by the fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.
Foreign Currency Transactions
Funds may engage in foreign currency transactions for both hedging and investment purposes. In addition, certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The funds may also use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars.
To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.

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Options on Foreign Currencies. In addition, a Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

A Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities. Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

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Futures on Currency. A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

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Forward Foreign Currency Exchange Contracts. The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
A Fund segregates liquid assets in an amount equal to (1) at least its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts that are cash settled and (2) the net notional value with respect to forward currency contracts that are not cash settled. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in currency hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy.

Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a forward counterparty.
Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.
A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.
A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.
A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Structured Notes
Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.
Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Advisor’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Advisor’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.
Debt-Linked and Equity-Linked Securities
The Funds may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, a Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting a Fund’s ability to dispose of them.
Commodity Index-Linked Notes
A commodity index-linked note is a type of structured note that is a derivative instrument. The prices of commodity-linked derivative instruments such as commodity index-linked notes may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There can be no assurance, however, that derivative instruments will perform in that manner in the future, and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities.
During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than have financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, a fund's investments in commodity index-linked notes may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on a fund's investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds.
Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Swap Agreements and Options on Swap Agreements
Each Fund (except Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index.
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities). A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.
The Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.
The Funds may enter into contracts for differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. A Fund may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. A Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.
A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. A Fund may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Each Fund (except Money Market Fund) may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.
The swap agreements the Funds enter into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements for which the Fund segregates assets will not be construed to be “senior securities” for purposes of the Fund's investment restriction concerning senior securities.
Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.
The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,

•	the number of dealers and prospective purchasers in the marketplace,

•	dealer undertakings to make a market,

•	the nature of the security (including any demand or tender features), and

•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in illiquid securities.
For purposes of applying the funds’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the funds at market value. In the case of a credit default swap, however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. For example, a fund may value credit default swaps at full exposure value for purposes of the fund’s credit quality guidelines because such value reflects the fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
Money Market Instruments/Temporary Defensive Position
The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

•	U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

•	U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.

•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

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Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

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Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
The ratings of nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.
Funding Agreements
Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.
Municipal Obligations
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.
The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.
AMT-Subject Bonds. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

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Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

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Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

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Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

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Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

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Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

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Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The California Municipal and Tax-Exempt Bond Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

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Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

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Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

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Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.

The fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days' notice, for all or any part of the fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.

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Stand-By Commitments. Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund's portfolio.

The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund's portfolio would not exceed 0.50% of the value of a fund's total assets calculated immediately after each stand-by commitment is acquired.
The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-Advisors believe present minimum credit risks. A fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by the Sub-Advisor.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund's portfolio.

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Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

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Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay "exempt interest" dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Special Considerations Relating to California Municipal Obligations
The California Municipal Fund concentrates its investments in California municipal obligations, and therefore may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by 1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, 2) voter initiatives, 3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and 4) the general financial condition of the State of California and the California economy. The Tax-Exempt Bond Fund also invests in California municipal obligations.
Insurance
The insured municipal obligations in which the California Municipal and Tax-Exempt Bond Funds may invest are insured under insurance policies that relate to the specific municipal obligation in question. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.
The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. The Fund's NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured municipal obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.
Taxable Investments of the California Municipal and Tax-Exempt Bond Funds
The California Municipal and Tax-Exempt Bond Funds may invest a portion of their assets, as described in the prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, the California Municipal and Tax-Exempt Bond Funds may invest without limitation in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.
Other Investment Companies
Each Fund may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
As a shareholder in an investment company, a Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans (they could also be unrated but of comparable quality). A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.
Variable and Floating Rate Instruments
The Funds may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Warrants and Rights
The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.
Pay-in-Kind Securities
The Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Preferred Securities
There are two basic types of preferred securities, traditional preferred securities and hybrid or trust preferred securities.

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Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.

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Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.

Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

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Preferred Securities - Generally. Preferred securities include: traditional preferred securities, hybrid-preferred securities, $25 hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, upper tier 2 fixed and floating rate capital securities, contingent convertible instruments, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Corporate Reorganizations
Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Advisor, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a fund.
In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Advisor, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Step-Coupon Securities
The Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities
The Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.
Supranational Entities
The Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes.  The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.
Portfolio Turnover
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.
The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Fund	2013 Turnover	2012 Turnover	Comments
Principal LifeTime 2040	30.1%	12.5%	The portfolio management team for the Principal LifeTime Funds changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
Principal LifeTime 2045	23.3%	8.1%	The portfolio management team for the Principal LifeTime Funds changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
Principal LifeTime 2050	29.5%	10.5%	The portfolio management team for the Principal LifeTime Funds changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
Principal LifeTime 2055	29.1%	15.1%	The portfolio management team for the Principal LifeTime Funds changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
Principal LifeTime Strategic Income	14.6%	31.1%	The portfolio management team for the Principal LifeTime Funds made changes to several underlying funds in 2012 which resulted in higher turnover in 2012 than in 2013.
LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Overall responsibility for directing the business and affairs of PFI rests with the Board of Directors, who are elected by PFI's shareholders. In addition to serving on the Board of PFI, each Director serves on the Board of Principal Variable Contracts Funds, Inc. (“PVC”). The Board is responsible for overseeing the operations of PFI in accordance with the provisions of the 1940 Act, other applicable laws and PFI’s charter. The Board elects the officers of PFI to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent Directors meet annually to consider renewal of PFI's advisory contracts. The Board is currently composed of ten members, eight of whom are Independent Directors. Each Director has significant prior senior management and/or board experience.
The Chairman of the Board is an interested person of PFI. The Independent Directors of PFI have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PFI's Independent Directors as well as communication among the Independent Directors, management of PFI and the full Board. PFI has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PFI, including such items as the number of series or portfolios that comprise PFI, the variety of asset classes those series reflect, the net assets of PFI, the committee structure of the Board and the distribution arrangements of PFI. The appropriateness of this structure is enhanced by PFI’s Board Committees, which are described below, and the allocation of responsibilities among them.
The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PFI. As required by rules the SEC has adopted under the 1940 Act, PFI's Independent Directors select and nominate all candidates for Independent Director positions.

Independent Directors
Elizabeth Ballantine. Ms. Ballantine has served as a Director of PFI and PVC since 2004. Through her professional training and experience as an attorney and her experience as a director of Principal Funds, investment consultant and a director, Ms. Ballantine is experienced in financial, investment and regulatory matters.
Leroy T. Barnes. Mr. Barnes has served as a Director of PFI and PVC since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as a Director of PFI and PVC since 2008. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.
Mark A. Grimmett. Mr. Grimmett has served as a Director of PFI and PVC since 2004. He is a Certified Public Accountant. Since 1996, Mr. Grimmett has served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.
Fritz Hirsch. Mr. Hirsch has served as a Director of PFI and PVC since 2005. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. Since 2011, Mr. Hirsch serves as CEO of MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Tao Huang. Mr. Huang has served as a Director of PFI and PVC since 2012. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.
William Kimball. Mr. Kimball has served as a Director of PFI and PVC since 2000. From 1998-2004, Mr. Kimball served as Chairman and CEO of Medicap Pharmacies, Inc. Prior to 1998, he served as President and CEO of Medicap. Since 2004, Mr. Kimball has served as director of Casey's General Stores, Inc. Through his experience as a director of the Principal Funds and his employment experience, Mr. Kimball is experienced with financial, regulatory and investment matters.
Daniel Pavelich. Mr. Pavelich has served as a Director of PFI and PVC since 2007. From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds. From 1996-1999, he served as Chairman and CEO of BDO and as its Chairman from 1994-1996. Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.
Interested Directors
Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012. Mr. Beer has served as Executive Vice President of PFI and PVC since 2001 and as Executive Vice President (since 2002), Chief Operating Officer (since 2006) and a director of PMC. Since 2007, Mr. Beer has served as the President and a director of Princor and PSS since 2007. Prior to working for Principal, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.
Nora M. Everett. Ms. Everett has served as a Director of PFI and PVC since 2008. From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal Financial Group, Inc. From 2001-2004, she was Vice President and Counsel at Principal Financial Group. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.
Risk oversight forms part of the Board's general oversight of PFI and is addressed as part of various Board and Committee activities. As part of its regular oversight of PFI, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PFI's Chief Compliance Officer, the independent registered public accounting firm for PFI, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PFI. The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PFI's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PFI's compliance program and reports to the Board regarding compliance matters for PFI and its principal service providers. In addition, as part of the Board's periodic review of PFI's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PMC valuation committee comprised of PFI officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PFI's shares.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PFI faces.
Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the “Fund Complex” refers to all series of Principal Funds, Inc. (including those not contained in this SAI) and Principal Variable Contracts Funds, Inc.
15(c) Committee
The Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials. Because the 15(c) Committee is new, it held no meetings during the last fiscal year.
Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held five meetings during the last fiscal year.
Executive Committee
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held four meetings during the last fiscal year.
Nominating and Governance Committee
The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 655 9th Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held five meetings during the last fiscal year.

Operations Committee
The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.
Management Information
The following table presents certain information regarding the Directors of PFI, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of PFI (the “Interested Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the two investment companies sponsored by Principal Life Insurance Company (“Principal Life”): PFI and Principal Variable Contracts Funds, Inc.
The following directors are considered to be Independent Directors.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 655 9th Street Des Moines, IA 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	104	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 655 9th Street Des Moines, IA 50392 1951	Director Member Audit Committee	Since 2012	Retired	104	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.; Longs Drug Stores

Craig Damos 655 9th Street Des Moines, IA 50392 1954	Director Member 15(c) Committee Member Audit Committee	Since 2008	President, The Damos Company (consulting services). Formerly Chairman/CEO/ President and Vertical Growth Officer, and The Weitz Company (general construction)	104	Hardin Construction

Mark A. Grimmett 655 9th Street Des Moines, IA 50392 1960	Director Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	Since 2004	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	104	None

Fritz S. Hirsch 655 9th Street Des Moines, IA 50392 1951	Director Member 15(c) Committee Member Operations Committee	Since 2005	CEO, MAM USA (manufacturer of infant and juvenile products). Formerly President, Sassy, Inc. (manufacturer of infant and juvenile products)	104	Focus Products Group (housewares)

Tao Huang 655 9th Street Des Moines, IA 50392 1962	Director Member 15(c) Committee Member Operations Committee	Since 2012	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	104	Armstrong World Industries, Inc. (manufacturing)

William C. Kimball 655 9th Street Des Moines, IA 50392 1947	Director Member Nominating and Governance Committee	Since 2000	Partner, Kimball – Porter Investments L.L.C.	104	Casey's General Stores

Daniel Pavelich 655 9th Street Des Moines, IA 50392 1944	Director Member Audit Committee	Since 2007	Retired	104	None

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation ("PMC," “Principal” or the “Manager”), Principal Funds Distributor, Inc. (“PFD” or “the “Distributor”) and/or the Fund’s principal underwriter, or Princor Financial Services Corporation (“Princor”), the Fund’s former principal underwriter.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Beer Des Moines, IA 50392 1961	Director Executive Vice President Member Executive Committee	Since 2012 Since 2001	Executive Vice President, PFD VP/Mutual Funds & Broker Dealer, PLIC Director, PMC EVP/Chief Operating Officer, PMC Director, Princor President, Princor Director, PSS, (since 2011) President, PSS, (since 2011)	104	None

Nora M. Everett Des Moines, IA 50392 1959	Chair Chief Executive Officer President Director Member Executive Committee	Since 2012 Since 2010 Since 2008 Since 2008	Director, Edge (2008-2011) Director, Finisterre, (since 2011) Chairman, PFA, (since 2010) Chairman, PFD, (since 2011) Senior Vice President/RIS, PLIC Chairman, PMC, (since 2011) President, PMC, (since 2008) Chairman, Princor, (since 2011) Chief Executive Officer, Princor, (since 2009) Chairman, PSS, (since 2011)	104	None
**   Abbreviations used:
      •     Edge Asset Management, Inc. (Edge)
      •     Finisterre Capital LLP (Finisterre)
      •     Post Advisory Group, LLC (Post)
•     Principal Financial Advisors, Inc. (PFA)
      •     Princor Financial Services Corporation (Princor)
      •     Principal Funds Distributor, Inc. (PFD)
      •     Principal Global Investors, LLC (PGI)
      •     Principal Life Insurance Company (PLIC)
      •     Principal Management Corporation (PMC)
      •     Principal Real Estate Investors, LLC (Principal-REI)
      •     Principal Shareholder Services, Inc. (PSS)
      •     Spectrum Asset Management, Inc. (Spectrum)
Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each officer of the Fund has the same position with Principal Variable Contracts Funds, In c.

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer Des Moines, IA 50392 1961	Director (since 2012) Executive Vice President (since 2001) Member Executive Committee	Executive Vice President, PFD VP/Mutual Funds & Broker Dealer, PLIC Director, PMC EVP/Chief Operating Officer, PMC Director, Princor President, Princor Director, PSS (since 2011) President, PSS (since 2011)

Randy L. Bergstrom Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
David J. Brown Des Moines, IA 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PFD Vice President/Compliance, PLIC Senior Vice President, PMC Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Des Moines, IA 50392 1963	Treasurer (since 2011)
Vice President/Treasurer, Edge (since 2011)
Vice President/Treasurer, PFA (since 2011)
Vice President/Treasurer, PFD (since 2011)
Vice President/Treasurer, PGI (since 2011)
Vice President/Treasurer, PLIC (since 2011)
Vice President/Treasurer, PMC (since 2011)
Vice President/Treasurer, Post (since 2011)
Vice President/Treasurer, Principal-REI (since 2011)
Vice President/Treasurer, Princor (since 2011)
Vice President/Treasurer, PSS (since 2011)
Treasurer, Spectrum (since 2011)

Nora M. Everett Des Moines, IA 50392 1959	Chair (since 2012) Chief Executive Officer (since 2010) President (since 2008) Director (since 2008) Member Executive Committee
Director, Edge (2008-2011)
Director, Finisterre (since 2011)
Chairman, PFA (since 2010)
Chairman, PFD (since 2011)
Senior Vice President/RIS, PLIC
Chairman, PMC (since 2011)
President, PMC (since 2008)
Chairman, Princor (since 2011)
Chief Executive Officer, Princor (since 2009)
Chairman, PSS (since 2011)

Ernest H. Gillum Des Moines, IA 50392 1955	Vice President (since 2000) Assistant Secretary (since 1993)	Vice President/Chief Compliance Officer, PMC Vice President/Chief Compliance Officer, PSS

Carolyn F. Kolks Des Moines, IA 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Jennifer A. Mills Des Moines, IA 50392 1973	Assistant Counsel (since 2010)	Counsel, PFD (2009-2013) Counsel, PLIC Counsel, PMC (2009-2013, 2014-present) Counsel, Princor (2009-2013) Counsel, PSS (2009-2013)

Layne A. Rasmussen Des Moines, IA 50392 1958	Chief Financial Officer (since 2008) Vice President (since 2005) Controller (since 2000)	Vice President/Controller-Principal Funds, PMC

Michael D. Roughton Des Moines, IA 50392 1951	Counsel (since 1990)
Senior Vice President/Counsel, PFA
Senior Vice President/Counsel, PFD
Vice President & Associate General Counsel, PLIC
Senior Vice President/Counsel, PMC
Senior Vice President/Counsel, Princor (2009-2013)
Senior Vice President/Counsel, PSS

Britney L. Schnathorst Des Moines, IA 50392 1981	Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

Adam U. Shaikh Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Counsel, PFD (2006-2013) Counsel, PLIC Counsel, PMC (2007-2013, 2014-present) Counsel, Princor (2007-2013) Counsel, PSS (2007-2013)

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Dan L. Westholm Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President/Treasury, PFA (since 2013)
Director-Treasury, PFA (2011-2013)
Assistant Vice President/Treasury, PFD (since 2013)
Director-Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC
Assistant Vice President/Treasury, PMC
Assistant Vice President/Treasury, Princor (since 2013)
Director-Treasury, Princor (2008-2009, 2011-2013)
Assistant Vice President/Treasury, PSS

Beth C. Wilson Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Vice President, PMC (2007-2013) Vice President, Princor (2007-2009)
**   Abbreviations used:
      •     Edge Asset Management, Inc. (Edge)
      •     Finisterre Capital LLP (Finisterre)
      •     Post Advisory Group, LLC (Post)
•     Principal Financial Advisors, Inc. (PFA)
      •     Princor Financial Services Corporation (Princor)
      •     Principal Funds Distributor, Inc. (PFD)
      •     Principal Global Investors, LLC (PGI)
      •     Principal Life Insurance Company (PLIC)
      •     Principal Management Corporation (PMC)
      •     Principal Real Estate Investors, LLC (Principal-REI)
      •     Principal Shareholder Services, Inc. (PSS)
      •     Spectrum Asset Management, Inc. (Spectrum)
The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2013. As of that date, Directors did not own shares of Funds not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
A    $0
B    $1 up to and including $10,000
C    $10,001 up to and including $50,000
D    $50,001 up to and including $100,000
E    $100,001 or more

Independent Directors (not Considered to be "Interested Persons")

Fund	Ballantine	Barnes	Damos	Grimmett	Hirsch	Huang	Kimball	Pavelich
Bond & Mortgage Securities	A	A	A	D	A	A	A	A
Diversified International	C	A	A	A	A	A	E	A
Diversified Real Asset	A	A	C	D	D	A	D	A
Equity Income	A	A	C	A	A	D	E	E
Global Diversified Income	A	E	D	A	D	A	E	A
Global Multi-Strategy	A	A	A	A	A	A	D	A
Govt & High Quality Bond	A	A	D	D	A	A	A	A
High Yield	A	A	D	A	D	A	E	A
Income	A	A	C	D	C	A	A	A
Inflation Protection	A	A	A	D	A	A	A	A
International Emerging Markets	C	A	A	A	A	A	E	A
LargeCap Growth	A	A	A	A	A	A	D	A
LargeCap S&P 500 Index	A	A	A	C	A	A	A	A
MidCap	A	A	E	D	A	A	E	A
Money Market	A	A	A	D	A	A	C	A
Preferred Securities	A	A	C	A	C	A	E	A
Principal Capital Appreciation	C	A	A	A	A	A	E	C
Principal LifeTime 2010	A	A	A	E	A	A	A	A
Real Estate Securities	C	A	C	A	C	C	E	A
SAM Balanced	A	A	A	A	C	A	A	A
SAM Flexible Income	A	A	D	E	E	A	A	A
SAM Strategic Growth	A	A	A	A	A	A	E	A
Short-Term Income	A	A	A	D	A	A	E	A
SmallCap Blend	A	A	A	D	A	C	A	A
Tax-Exempt Bond	A	A	A	A	A	A	D	A
Total Fund Complex	E	E	E	E	E	E	E	E
Directors Considered to be "Interested Persons"

Fund	Beer	Everett
Global Multi-Strategy	C	A
MidCap	C	A

Principal Funds, Inc. (through participation in an Employee benefit plan)	Beer	Everett
Diversified International	A	E
Equity Income	C	E
International Emerging Markets	C	C
LargeCap Growth	A	D
LargeCap Growth I	B	A
LargeCap S&P 500 Index	C	A
MidCap	C	E
MidCap Growth III	B	A
Money Market	B	A
Total Fund Complex	E	E
Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

The following table provides information regarding the compensation received by the Independent Directors from the Funds included in this SAI and from the Fund Complex during the fiscal year ended October 31, 2013. On that date, there were 2 Funds (with a total of 105 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	The Funds In this SAI	Fund Complex
Elizabeth Ballantine	$151,062	$181,000
Leroy T. Barnes, Jr.	$155,236	$186,000
Craig Damos	$157,322	$188,500
Mark A. Grimmett	$179,856	$215,500
Fritz Hirsch	$156,069	$187,000
Tao Huang	$152,317	$182,500
William C. Kimball	$156,905	$188,000
Daniel Pavelich	$170,674	$204,500
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is 655 9th Street, Des Moines, IA 50392.
Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.
Principal provides investment advisory services with respect to 10-35% of the assets of the following Funds: LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, SmallCap Growth Fund I, and SmallCap Value Fund II.
Principal also provides investment advisory services to each of the Principal LifeTime Funds directly, while engaging a Sub-Advisor to assist in managing those Funds.
The following Funds have adopted a special cash management program, described below: International Fund I, LargeCap Blend II, LargeCap Growth I, LargeCap Growth II, LargeCap Value I, LargeCap Value III, MidCap Growth III, MidCap Value I, MidCap Value III, Overseas, SmallCap Growth I, and Smal lCap Value II.
Each Fund invests its cash in money market investments and in stock index futures contracts reflecting the Fund’s market capitalization to gain exposure to the market.
Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, Principal pays each Sub-Advisor a fee.

Sub-Advisor:
AllianceBernstein L.P. ("AllianceBernstein") provides investment advisory services. AXA, AXA Financial, Inc., AXA Equitable Life Insurance Company ("AXA Equitable"), and certain subsidiaries of AXA Equitable directly and indirectly represent a controlling economic interest in AllianceBernstein.

Fund(s):	a portion of the assets of SmallCap Growth I

Sub-Advisor:
American Century Investment Management, Inc. ("American Century") provides investment advisory services and was founded in 1958. American Century is a direct, wholly-owned subsidiary of American Century Companies, Inc. ("ACC").The Stowers Institute for Medical Research ("SIMR") controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

Fund(s):	a portion of the assets of LargeCap Growth II

Sub-Advisor:
Barrow, Hanley, Mewhinney & Strauss, LLC ("BHMS") is an investment advisory firm that was founded in 1979 and is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc, based in London, England.

Fund(s):	a portion of the assets of LargeCap Value III, a portion of the assets of MidCap Value III, and a portion of the assets of Overseas

Sub-Advisor:
BlackRock Financial Management, Inc. (“BlackRock”) is a wholly owned subsidiary of BlackRock Holdco 2, Inc., which is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates manage investment company and other portfolio assets.

Fund(s):	Inflation Protection

Sub-Advisor:	Brown Advisory, LLC (“Brown”) is a registered investment adviser and wholly-owned subsidiary of Brown Advisory Management, LLC.

Fund(s):	a portion of the assets of LargeCap Growth I and a portion of the assets of SmallCap Growth I

Sub-Advisor:	Causeway Capital Management LLC (“Causeway”) provides investment advisory services to institutional clients and funds. Causeway’s controlling owners are Sarah Ketterer and Harry Hartford.

Fund(s):	a portion of the assets of Overseas

Sub-Advisor:
ClearBridge Investments, LLC (“ClearBridge”) is registered as an investment adviser under the Advisers Act. ClearBridge Investments, LLC is a wholly-owned subsidiary of Legg Mason, Inc., a diversified group of global asset management firms as well as a provider of distribution and client-service.  Legg Mason, Inc. was founded in 1899 as a brokerage firm and has grown substantially since then.

Fund(s):	a portion of the assets of LargeCap Blend II

Sub-Advisor:
Colonial First State Asset Management (Australia) Limited is 100% owned by Colonial First State Group Limited, which is a wholly-owned subsidiary of Commonwealth Bank of Australia (“CBA”). CBA was founded in 1911 and is Australia's largest bank by market capitalization and provides integrated financial services.

Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI, which is a member of the Principal Financial Group. CCI provides investment advisory services and was founded in 1975.

Fund(s):	LargeCap Growth, MidCap Growth and a portion of the assets of SmallCap Growth I

Sub-Advisor:
DDJ Capital Management, LLC (“DDJ”) a privately-owned Massachusetts limited liability company, was founded in 1996. David Breazzano, the firm’s co-founder, President and Chief Investment Officer, is the largest equity owner and has voting control.  In addition, Mr. Breazzano serves as the sole manager of the LLC.  Anthony Ranaldi, the firm’s Executive Vice President and senior portfolio manager, is the second largest equity owner and may also be deemed a control person under applicable law.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Dimensional Fund Advisors LP (“Dimensional”) is a registered investment advisor. Dimensional is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Fund(s):	a portion of the assets of SmallCap Value II

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944.

Fund(s):
Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio

Sub-Advisor:
Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors and the general public.

Fund(s):	a portion of the assets of SmallCap Growth I

Sub-Advisor:
Goldman Sachs Asset Management, L.P. ("GSAM") has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. The Goldman Sachs Group, Inc., founded in 1869, is a global financial services company that serves a variety of clients.

Fund(s):    a portion of the assets of MidCap Value I

Sub-Advisor:
Guggenheim Partners Investment Management, LLC (“GPIM” or “Guggenheim”) was founded in 2012.  GPIM was formed by the consolidation of Guggenheim Investment Management, LLC (“GIM”), founded in 2001, with its SEC registered investment adviser affiliate Guggenheim Partners Asset Management, LLC (“GPAM”), founded in 2005.  The legal entity consolidation and name change was completed on June 30, 2012.  GPIM is controlled by Guggenheim Capital, LLC, a privately held financial services firm that was founded in 1999.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Herndon Capital Management, LLC provides investment advisory services. Atlanta Life Financial Group, a privately owned financial services company, owns 55% of Herndon Capital Management, LLC.

Fund(s):	a portion of the assets of LargeCap Value I

Sub-Advisor:
J.P. Morgan Investment Management Inc. ("J.P. Morgan") is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("J.P. Morgan"), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Fund(s):	a portion of the assets of High Yield I

Sub-Advisor:
Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), a registered investment adviser, is a California Subchapter S corporation founded in 2002 and is wholly-owned by its working principals. Los Angeles Capital offers risk-controlled, active equity management services to a broad range of institutional investors. Thomas D. Stevens, Chairman and President, and Hal W. Reynolds, Chief Investment Officer, hold the controlling equity interest in the firm.

Fund(s):	a portion of the assets of MidCap Value I and a portion of the assets of SmallCap Value II

Sub-Advisor:
Montag & Caldwell, LLC (“M&C”) is an employee owned registered investment adviser which on September 24, 2010 succeeded the business of Montag & Caldwell, Inc., a registered investment adviser founded in 1945.

Fund(s):	a portion of the assets of LargeCap Growth II

Sub-Advisor:
Neuberger Berman Fixed Income LLC (“Neuberger Berman”) is an investment adviser registered with the SEC. Neuberger Berman is a direct subsidiary of Neuberger Berman Fixed Income Holdings LLC, and an indirect wholly owned subsidiary of Neuberger Berman Group LLC (“NBG”).

Fund(s):    a portion of the assets of High Yield I

Sub-Advisor:	Origin Asset Management LLP (“Origin”) is an indirect majority-owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	International Fund I

Sub-Advisor:
Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Fund(s):	Core Plus Bond I

Sub-Advisor:	Post Advisory Group, LLC (“Post”) is an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:
Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters is in Des Moines, IA. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

Fund(s):
Bond & Mortgage Securities, California Municipal, Diversified International, High Yield, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap, MidCap S&P 400 Index, Money Market, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime 2060, SmallCap Blend, SmallCap S&P 600 Index, Tax-Exempt Bond, a portion of the assets of Global Diversified Income, and a portion of the assets of MidCap Value III

Sub-Advisor:
Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life.

Fund(s):	Global Real Estate Securities, Real Estate Securities, and a portion of the assets of Global Diversified Income

Sub-Advisor:
Robert W. Baird & Co. Incorporated (“Baird”) provides investment advisory services. Baird is owned directly by Baird Financial Corporation (“BFC”). BFC is, in turn, owned by Baird Holding Company (“BHC”). BHC is owned by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of Baird. Employees of Baird own substantially all of the outstanding stock of BFG.

Fund(s):    a portion of the assets of MidCap Growth III

Sub-Advisor:
Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum provides investment advisory services and was founded in 1987.

Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:
Stone Harbor Investment Partners LP (“Stone Harbor”) provides investment advisory services and is 100% employee owned. Stone Harbor Investment Partners GP LLC, Ship Capital Partners LP, and Peter John Wilby are control persons of Stone Harbor.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 75 years of investment management experience.

Fund(s):	a portion of the assets of LargeCap Blend II and a portion of the assets of LargeCap Growth I

Sub-Advisor:
Thompson, Siegel & Walmsley LLC (“TS&W”) is a limited liability company and a SEC registered investment advisor founded in 1969. TS&W offers investment advisory services to governmental, institutional, corporate and individual clients. TS&W is a majority owned subsidiary of Old Mutual (US) Holdings Inc., a subsidiary of Old Mutual plc, a financial service company.

Fund(s):	a portion of the assets of LargeCap Value I

Sub-Advisor:
Tortoise Capital Advisors, L.L.C. (“Tortoise”) was formed in October 2002. Tortoise provides energy infrastructure investment management services to individual and institutional investors. Tortoise is managed by its five founding managing directors and is wholly-owned by Tortoise Holdings, LLC. Montage Investments, LLC (“Montage”), a registered investment adviser, owns a majority interest in Tortoise Holdings, LLC. Montage is wholly-owned by Mariner Holdings, LLC, a global financial services firm with affiliates focused on wealth and asset management. The remaining interests in Tortoise Holdings, LLC are held by Tortoise's five founding managing directors and certain other senior Tortoise employees.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Vaughan Nelson Investment Management, LP ("Vaughan Nelson") provides investment advisory services. Founded in 1970, Vaughan Nelson is a subsidiary of Natixis Global Asset Management, L.P.

Fund(s):	a portion of the assets of SmallCap Value II

Sub-Advisor:
W. H. Reaves & Co., Inc. (doing business as Reaves Asset Management) is a professional investment management firm registered with the SEC. The firm was established in 1961 and offers investment management services for institutions including corporations, foundations, endowments, government entities and high net worth individuals.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Westwood Management Corp. ("Westwood"), a New York corporation formed in 1983, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.
Fund(s):    a portion of the assets of LargeCap Value III

Sub-Advisor:
William Blair & Company, L.L.C. (“William Blair”) is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, Brent W. Gledhill, W. George Greig, Richard P. Kiphart, John C. Moore, Michelle R. Seitz and Arthur J. Simon.

Fund(s):    a portion of the assets of MidCap Growth III

Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Fund who are also affiliated persons of Principal or affiliated advisors, see the Interested Director and Officer tables in the “Leadership Structure and Board of Directors” section.
Codes of Ethics
The Fund, Principal, each of the Sub-Advisors, and PFD have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal and each Sub-Advisor has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, the Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Fund's Board of Directors reviews reports at least annually regarding the operation of the Code of Ethics of the Fund, Principal, PFD, and each of the Sub-Advisors. The Codes are on file with, and available from, the SEC. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

Management Agreement
For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates. The management fee schedules for the Funds are as follows (expressed as a percentage of average net assets):

Fund	First $500 Million	Next $500 Million	Next $500 Million	Over $1.5 Billion
Global Real Estate Securities	0.90%	0.88%	0.86%	0.85%
Inflation Protection	0.40	0.38	0.36	0.35
LargeCap Blend II	0.75	0.73	0.71	0.70
MidCap Growth	0.65	0.63	0.61	0.60
MidCap Growth III	1.00	0.96	0.94	0.92
MidCap Value III	0.65	0.63	0.61	0.60
SmallCap Blend	0.75	0.73	0.71	0.70
SmallCap Value II	1.00	0.98	0.96	0.95
Tax-Exempt Bond	0.45	0.43	0.41	0.40

Fund	All Assets
Principal LifeTime Strategic Income	0.03%
Principal LifeTime 2010	0.03
Principal LifeTime 2015	0.03
Principal LifeTime 2020	0.03
Principal LifeTime 2025	0.03
Principal LifeTime 2030	0.03
Principal LifeTime 2035	0.03
Principal LifeTime 2040	0.03
Principal LifeTime 2045	0.03
Principal LifeTime 2050	0.03
Principal LifeTime 2055	0.03
Principal LifeTime 2060	0.03

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Bond & Mortgage Securities	0.55%	0.53%	0.51%	0.50%	0.48%	0.45%
Diversified International	0.90	0.88	0.86	0.85	0.83	0.80
Global Diversified Income	0.80	0.78	0.76	0.75	0.73	0.70
High Yield I	0.65	0.63	0.61	0.60	0.59	0.58
International I	0.90	0.88	0.86	0.85	0.84	0.83
International Emerging Markets	1.20	1.18	1.16	1.15	1.14	1.13
LargeCap Growth I	0.66	0.64	0.62	0.61	0.60	0.59
LargeCap Growth II	0.89	0.87	0.85	0.84	0.83	0.82
LargeCap Value	0.45	0.43	0.41	0.40	0.39	0.38
LargeCap Value I	0.80	0.78	0.76	0.75	0.74	0.73
LargeCap Value III	0.80	0.78	0.76	0.75	0.73	0.70
MidCap	0.65	0.63	0.61	0.60	0.59	0.58
MidCap Value I	1.00	0.98	0.96	0.95	0.94	0.93
Money Market	0.40	0.39	0.38	0.37	0.36	0.35
Overseas	1.10	1.08	1.06	1.05	1.04	1.03
Real Estate Securities	0.85	0.83	0.81	0.80	0.79	0.78
SmallCap Growth I	1.10	1.08	1.06	1.05	1.04	1.03

Fund	First $1 billion	Over $1 billion
California Municipal	0.45%	0.40%

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $500 million	Over $2.5 billion
Core Plus Bond I	0.60%	0.58%	0.56%	0.55%	0.53%	0.50%

	First $250 million	Next $250 million	Over $500 million
Equity Income	0.60%	0.55%	0.50%

Fund	First $2 billion	Over $2 billion
Government & High Quality Bond	0.50%	0.45%

Fund	First $250 million	Over $250 million
High Yield	0.625%	0.50%

	First $2 billion	Next $1 billion	Over $3 billion
Income	0.50%	0.44%	0.43%

Fund	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Over $3 billion
LargeCap Growth	0.68%	0.65%	0.62%	0.58%	0.55%

Fund	All Assets
LargeCap S&P 500 Index	0.15%
MidCap S&P 400 Index	0.15
SmallCap S&P 600 Index	0.15

Fund	First $500 million	Next $500 million	Over $1 billion
Principal Capital Appreciation	0.625%	0.50%	0.375%

Fund	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Next $1 billion	Next $1 billion	Next $9 billion	Over $14 billion
SAM Balanced*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
SAM Conservative Balanced*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Conservative Growth*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Flexible Income*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Strategic Growth*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
*Breakpoints are based on aggregate SAM Portfolio net assets.

Fund	First $200 million	Next $300 million	Over $500 million
Short-Term Income	0.50%	0.45%	0.40%
Each Fund pays all of its operating expenses. Under the terms of the Management Agreement, Principal is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with Principal, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. Accounting services customarily required by investment companies are provided to each Fund by Principal, under the terms of the Management Agreement. Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal, provides transfer agent services for Classes A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares, including qualifying shares of the Fund for sale in states and other jurisdictions. Principal is also responsible for providing certain shareholder and administrative services to the R-1, R-2, R-3, R-4 and R-5 share classes pursuant to a Service Agreement and an Administrative Services Agreement.
Principal has contractually agreed to limit the Fund's expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by Principal are subject to reimbursement by the Funds through the fiscal year end, provided no reimbursement will be made if it would result in the Funds’ exceeding the total operating expense limits. The operating expense limits and the agreement terms are as follows:

Fund	Class A	Class B	Class C	Class J	Institutional Class	Expiration
Bond & Mortgage Securities Fund	0.88%	1.60%	1.75%	N/A	N/A	2/28/2015
California Municipal Fund	N/A	1.82%	N/A	N/A	N/A	2/28/2015
Diversified International Fund	N/A	2.47%	2.08%	N/A	N/A	2/28/2015
Equity Income Fund	N/A	1.97%	N/A	N/A	N/A	2/28/2015
Global Real Estate Securities Fund	1.45%	N/A	2.20%	N/A	1.00%	2/28/2015
Government & High Quality Bond Fund	0.88%	1.65%	1.63%	1.00%	N/A	2/28/2015
High Yield Fund	N/A	1.92%	N/A	N/A	0.61%	2/28/2015
High Yield Fund I	1.05%	N/A	N/A	N/A	N/A	2/28/2015
Income Fund	N/A	1.90%	N/A	1.10%	N/A	2/28/2015
Inflation Protection Fund	0.90%	N/A	1.65%	1.15%	N/A	2/28/2015
International Emerging Markets Fund	1.78%	2.78%	2.80%	N/A	N/A	2/28/2015
International Fund I	1.45%	N/A	N/A	N/A	N/A	2/28/2016
LargeCap Growth Fund	N/A	2.25%	N/A	N/A	N/A	2/28/2015
LargeCap Growth Fund I	1.25%	N/A	N/A	N/A	N/A	2/28/2016
LargeCap S&P 500 Index Fund	N/A	N/A	1.30%	N/A	N/A	2/28/2015
LargeCap Value Fund	N/A	2.00%	1.70%	N/A	N/A	2/28/2015
MidCap Fund	N/A	2.09%	N/A	N/A	N/A	2/28/2015
MidCap Growth Fund	N/A	N/A	N/A	N/A	0.75%	2/28/2015
MidCap S&P 400 Index Fund	N/A	N/A	N/A	N/A	0.25%	2/28/2015
MidCap Value Fund III	1.30%	N/A	N/A	N/A	0.736%	2/28/2016
Money Market Fund	N/A	1.55%	1.79%	N/A	N/A	2/28/2015
Principal Capital Appreciation	N/A	1.99%	1.82%	N/A	N/A	2/28/2015
Principal LifeTime 2010 Fund	0.41%	N/A	N/A	N/A	N/A	2/28/2015
Principal LifeTime 2020 Fund	0.41%	1.16%	N/A	N/A	N/A	2/28/2015
Principal LifeTime 2030 Fund	0.41%	1.16%	N/A	N/A	N/A	2/28/2015
Principal LifeTime 2040 Fund	0.41%	1.16%	N/A	N/A	N/A	2/28/2015
Principal LifeTime 2050 Fund	0.41%	1.16%	N/A	N/A	N/A	2/28/2015
Principal LifeTime 2055 Fund	N/A	N/A	N/A	N/A	0.13%	2/28/2015
Principal LifeTime 2060 Fund	N/A	N/A	N/A	0.41%	0.13%	2/28/2015
Principal LifeTime Strategic Income Fund	0.41%	1.16%	N/A	N/A	N/A	2/28/2015
Real Estate Securities Fund	N/A	2.20%	2.20%	N/A	N/A	2/28/2015
SAM Balanced Portfolio	N/A	1.70%	N/A	N/A	N/A	2/28/2015
SAM Conservative Balanced Portfolio	0.63%	1.38%	1.38%	0.63%	N/A	2/28/2015
SAM Conservative Growth Portfolio	N/A	1.71%	N/A	N/A	N/A	2/28/2015
SAM Flexible Income Portfolio	N/A	1.69%	N/A	N/A	N/A	2/28/2015
SAM Strategic Growth Portfolio	N/A	1.75%	N/A	N/A	N/A	2/28/2015
SmallCap Blend Fund	1.35%	2.29%	2.08%	N/A	0.80%	2/28/2015
SmallCap S&P 600 Index Fund	N/A	N/A	N/A	N/A	0.25%	2/28/2015
SmallCap Value Fund II	1.45%	N/A	N/A	N/A	N/A	2/28/2016
Tax-Exempt Bond Fund	N/A	1.60%	1.60%	N/A	N/A	2/28/2015

Fund	R-1 Class	R-2 Class	R-3 Class	R-4 Class	R-5 Class	Expiration
Government & High Quality Bond Fund	1.29%	1.16%	0.98%	0.79%	0.67%	02/28/2015
Principal LifeTime 2055 Fund	0.96%	0.83%	0.65%	0.46%	0.34%	02/28/2015
Principal LifeTime 2060 Fund	0.96%	0.83%	0.65%	0.46%	0.34%	02/28/2015
Short-Term Income Fund	1.30%	1.18%	0.99%	0.79%	0.68%	02/28/2015

Principal Management Corporation ("Principal"), the investment advisor has contractually agreed to limit certain of the Funds' management fees . The expense limit will reduce the Fund's Management Fees by the amounts listed below:

Fund	Waiver	Expiration
LargeCap Blend Fund II	0.018%	2/28/2015
LargeCap Growth Fund I	0.016%	2/28/2016
LargeCap Growth Fund II	0.014%	2/28/2015
LargeCap Value Fund I	0.014%	2/28/2015
LargeCap Value Fund III	0.012%	2/28/2015
MidCap Growth Fund III	0.022%	2/28/2015
MidCap Value Fund I	0.06%	2/28/2015
MidCap Value Fund III	0.014%	2/28/2016
Overseas Fund	0.03%	2/28/2015
SmallCap Growth Fund I	0.072%	2/28/2016
SmallCap Value Fund II	0.024%	2/28/2016

In addition, for all Funds except the International Fund I, LargeCap Growth Fund I, LargeCap Value Fund, MidCap Value Fund III, SmallCap Blend Fund, and SmallCap Value Fund II, Principal Management Corp. has contractually agreed to limit the expenses identified as "Other Expenses" related to Class P shares by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) through the period ending February 28, 2015. The expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%.

In addition, for the International Fund I, LargeCap Growth Fund I, LargeCap Value Fund, MidCap Value Fund III, SmallCap Blend Fund, and SmallCap Value Fund II, Principal Management Corp. has contractually agreed to limit the expenses identified as "Other Expenses" related to Class P shares by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) through the period ending February 28, 2016. The expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%.

Principal has voluntarily agreed to limit certain of the Fund's expenses attributable to Class J shares by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the amounts specified below. The expense limit may be terminated at any time.

Fund	Class J
Bond & Mortgage Securities	0.99%
Short-Term Income	1.00%
Effective December 30, 2013, Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J through February 28, 2015. The limit will maintain the level of Distribution Fees not to exceed 0.24%. It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.
For Government & High Quality Bond Fund:
The Distributor has voluntarily agreed to limit the Fund's Distribution and/or Service (12b-1) Fees normally payable by the Fund. The limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.15% for Class A shares. The voluntary expense limit may be terminated at any time.
For Money Market Fund:
The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.75% for Class B shares and 0.00% for Class C shares. The expense limit may be terminated at any time.

Principal has voluntarily agreed to limit the Fund's expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.
Fees paid for investment management services during the periods indicated were as follows:

Management Fees for Periods Ended October 31 (amounts in thousands)
Fund	2013	2012	2011
Bond & Mortgage Securities Fund	12,099	11,075	10,239
California Municipal Fund	963	1,004	1,123
Core Plus Bond Fund I	18,566	18,003	16,274
Diversified International Fund	35,602	25,949	17,290
Equity Income Fund	24,568	19,962	16,995
Global Diversified Income Fund	52,869	28,468	17,024
Global Real Estate Securities Fund	11,889	6,316	1,673
Government & High Quality Bond Fund	9,482	9,009	8,415
High Yield Fund	19,631	18,370	16,973
High Yield Fund I	8,804	8,532	9,066
Income Fund	11,961	9,740	7,318
Inflation Protection Fund	3,279	3,081	2,948
International Emerging Markets Fund	19,439	18,067	18,968
International Fund I	8,044	10,770	15,298
LargeCap Blend Fund II	7,496	7,586	7,527
LargeCap Growth Fund	16,617	14,960	15,148
LargeCap Growth Fund I	35,317	24,969	19,921
LargeCap Growth Fund II	10,872	10,279	10,619
LargeCap S&P 500 Index Fund	4,862	3,895	3,677
LargeCap Value Fund	9,509	7,051	6,092
LargeCap Value Fund I	16,490	16,127	16,401
LargeCap Value Fund III	6,828	7,904	11,123
MidCap Fund	32,428	16,227	9,618
MidCap Growth Fund	699	721	854
MidCap Growth Fund III	14,649	14,232	15,801
MidCap S&P 400 Index Fund	1,119	780	643
MidCap Value Fund I	15,268	15,124	15,164
MidCap Value Fund III	3,097	600	628
Money Market Fund	4,581	4,804	5,141
Overseas Fund	21,368	15,787	15,007
Principal Capital Appreciation Fund	9,232	8,319	7,101
Principal LifeTime 2010 Fund	507	504	524
Principal LifeTime 2015 Fund	272	214	177
Principal LifeTime 2020 Fund	1,794	1,588	1,501
Principal LifeTime 2025 Fund	371	262	202
Principal LifeTime 2030 Fund	1,711	1,466	1,364
Principal LifeTime 2035 Fund	252	172	129
Principal LifeTime 2040 Fund	1,064	885	807
Principal LifeTime 2045 Fund	135	87	60
Principal LifeTime 2050 Fund	485	378	340
Principal LifeTime 2055 Fund	26	14	9
Principal LifeTime 2060 Fund	–	–	–
Principal LifeTime Strategic Income Fund	238	220	201
Real Estate Securities Fund	12,878	13,331	14,083
SAM Balanced Portfolio	13,123	11,547	11,175
SAM Conservative Balanced Portfolio	4,253	3,484	2,977
SAM Conservative Growth Portfolio	8,735	7,813	7,894
SAM Flexible Income Portfolio	5,308	4,250	3,516
SAM Strategic Growth Portfolio	5,419	4,889	5,033
Short-Term Income Fund	7,135	5,589	4,496
SmallCap Blend Fund	3,092	2,423	1,688
SmallCap Growth Fund I	17,613	14,679	14,160
SmallCap S&P 600 Index Fund	1,061	760	659
SmallCap Value Fund II	12,472	10,387	10,051
Tax-Exempt Bond Fund	1,141	1,123	1,148

Sub-Advisory Agreements for the Funds
Funds for which Columbus Circle Investors (“CCI”) serves as Sub-Advisor. CCI is Sub-Advisor for each Fund identified in the table below. Principal pays CCI a fee, paid monthly, at an annual rate as shown below.
In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which CCI provides investment advisory services and which have the same investment mandate (e.g., large cap growth) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

Net Asset Value of Fund
Fund	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Next $500 million	Next $2.5 billion	Over $4.5 billion
LargeCap Growth	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

Net Asset Value of Fund
Fund	First $25 million	Next $75 million	Next $100 million	Next $100 million	Over$300 million
MidCap Growth	0.3916%	0.3133%	0.2643%	0.2252%	0.3427%

Net Asset Value of Fund
Fund	All Assets
SmallCap Growth I	0.50%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.
Funds for which Edge Asset Management, Inc. ("Edge") serves as Sub-Advisor. Edge is Sub-Advisor for each Fund identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.
In calculating the fee for a fund included in Table A, assets of all other funds included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the fund to arrive at net assets.
In calculating the fee for a fund included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g., high yield) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Table A Net Asset Value of Fund
Fund	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion
Government & High Quality Bond, Income and Short-Term Income	0.1126%	0.0979%	0.0930%	0.0881%

	Table B Net Asset Value of Fund
Fund	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Over $1.5 billion
Equity Income	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

Fund	First $25 million	Next $75 million	Next $100 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Principal Capital Appreciation	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

Table C
Fund	Sub-Advisor Fee as a % of Net Assets
SAM Balanced	0.0416%
SAM Conservative Balanced	0.0416%
SAM Conservative Growth	0.0416%
SAM Flexible Income	0.0416%
SAM Strategic Growth	0.0416%
Funds for which Post Advisory Group, LLC serves as Sub-Advisor. Post is a Sub-Advisor for the fund identified in the table below. Principal pays Post a fee, computed and paid monthly, at an annual rate as shown below.
In calculating the fee for the fund included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Post provides investment advisory services and which have the same investment mandate (e.g., high yield) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

Net Asset Value of Fund
Fund	All Assets
Global Diversified Income (high yield sleeve)	0.30%
Funds for which Principal Global Investors, LLC (“PGI”) serves as Sub-Advisor. PGI is Sub-Advisor for each Fund identified below in Tables A, B, C, and D. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.
To calculate the fee for a Fund in Table A, assets of the Fund, along with the assets of all other Funds in Table A, are combined with any:

•	Principal Life unregistered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts),

•	Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds), and

•	assets of the Principal Variable Contracts Funds, Inc. - Balanced Account.
To calculate the fee for a Fund in Table B and Table D, the assets of the Fund are combined with assets sub-advised by PGI with the same investment mandate (e.g., midcap value) in

a)	Principal Life unregistered separate account sub-advised by PGI and

b)	Principal Life sponsored mutual fund sub-advised by PGI.

	Table A Net Asset Value of Fund
Fund	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion
Bond & Mortgage Securities	0.1126%	0.0979%	0.0930%	0.0881%

	Table B Net Asset Value of Fund
Fund	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Over $1.5 billion
Diversified International	0.3427%	0.2741%	0.1958%	0.1566%	0.1175%	0.0979%	0.0783%
LargeCap Value	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

Fund	First $25 million	Next $75 million	Next $100 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
MidCap and MidCap Value III	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend	0.4699%	0.3524%	0.2643%	0.2448%	0.2154%	0.1762%	0.1175%

Table C
Fund	Sub-Advisor Fee as a % of Net Assets
California Municipal	0.1000%
High Yield	0.2643%
International Emerging Markets	0.4895%
LargeCap S&P 500 Index	0.0147%
MidCap S&P 400 Index	0.0147%
Money Market	0.0734%
Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and Strategic Income	0.0300%
SmallCap S&P 600 Index	0.0147%
Tax-Exempt Bond	0.1000%

	Table D Net Asset Value of Specified Portion of the Global Diversified Income Fund
Portion of the Global Diversified Income Fund	First $500 million	Next $500 million	Over $1 billion
Global Value Equity	0.34%	0.27%	0.20%
Funds for which Principal Real Estate Investors, LLC (“Principal-REI”) serves as Sub-Advisor. Principal-REI is Sub-Advisor for each Fund identified below in the table below. Principal pays Principal-REI a fee, paid monthly, at an annual rate as shown below.
In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Principal-REI provides investment advisory services and which have the same investment mandate (e.g., global real estate) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
Fund	First $1 billion	Next $500 million	Over $1.5 billion
Global Real Estate Securities and Global Diversified Income (global real estate portion)	0.54%	0.48%	0.44%
Real Estate Securities	0.4895%	0.4405%	0.3916%

	Net Asset Value of Fund
Fund	First $200 million	Over $200 million
Global Diversified Income (CMBS)	0.30%	0.25%
Funds for which Spectrum Asset Management, Inc. (“Spectrum”) serves as Sub-Advisor. Spectrum is Sub-Advisor for each Fund identified in the table below. Principal pays Spectrum a fee, paid monthly, at an annual rate as shown below.
In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Spectrum provides investment advisory services and which have the same investment mandate (e.g., preferred securities) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
Fund	First $100 million	Next $150 million	Over $250 million
Global Diversified Income (preferred securities portion)	0.3427%	0.2937%	0.1958%

All other Funds
In calculating the fee for each Fund, each Sub-Advisor, except J.P. Morgan and Neuberger Berman Fixed Income, LLC, has agreed that, assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Fund for which the fee is being calculated, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in a Fund shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Fund and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Fund
Fund	First $1 billion	Over $1 billion*
Core Plus Bond I (PIMCO)	0.25%	0.225%
* During any period when the Fund’s Average Daily Net Assets are below $3 billion, Sub-Advisor’s fee as a percentage of average daily net assets shall be 0.25% on all assets.

	Net Asset Value of Fund
Fund	First $600 million	Over $600 million
Global Diversified Income (call option overwriting) (Guggenheim)	0.14%	0.10%

Net Asset Value of Fund
Fund	All Assets
Global Diversified Income (high yield portion) (Guggenheim)	0.30%

	Net Asset Value of Fund
Fund	First $750 million*	Over $750 million
Global Diversified Income (high yield portion) (DDJ)	0.40%	0.35%
* If assets assigned to DDJ fall below $500 million during any period after June 30, 2013, the fee schedule will be 0.45% on all assets.

	Net Asset Value of Fund
Fund	First $200 million	Next $300 million	Over $500 million
Global Diversified Income (global infrastructure) (Colonial First State)	0.40%	0.30%	0.25%

	Net Asset Value of Fund
Fund	First $200 million	Next $550 million	Over $750 million
Global Diversified Income (global infrastructure) (Reaves Asset Management)	0.40%	0.30%	0.25%

	Net Asset Value of Fund
Fund	First $400 million	Over $400 million
Global Diversified Income (emerging market debt) (Stone Harbor)	0.45%	0.40%

	Net Asset Value of Fund
Fund	First $25 million	Next $25 million	Next $25 million	Next $25 million*	Assets of $100 million or more**
Global Diversified Income (MLP portion) (Tortoise)	1.00%	0.85%	0.75%	0.75%	0.625%
* During any period when the Fund’s Average Daily Net Assets equal or exceed $75 million, but are less than $100 million, Tortoise’s fee as a percentage of average daily net assets shall be 0.75% on all assets.

** During any period when the Fund’s Average Daily Net Assets equal or exceed $100 million, Tortoise’s fee as a percentage of average daily net assets shall be 0.625% on all assets.

Net Asset Value of Fund
Fund	All Assets
High Yield I (J.P. Morgan and Neuberger Berman Fixed Income)	0.30%

Average Daily Gross Assets
Fund	All Assets
Inflation Protection (BlackRock)	0.08%

	Net Asset Value of Fund
Fund	First $1 billion	Over $1 billion
International I (Origin)	0.36%	0.33%

	Net Asset Value of Fund
Fund	First $250 million	Next $250 million	Over $500 million
LargeCap Blend II (ClearBridge)	0.25%	0.20%	0.15%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $50 million	Next $200 million	Next $350 million	Next $400 million	Over $1 billion
LargeCap Blend II (T. Rowe)	0.40%	0.35%	0.30%	0.275%	0.275% on all assets
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.
T. Rowe Price has agreed to a voluntary sub-advisory fee waiver arrangement for those Principal Funds, Inc. and Principal Variable Contracts Funds Inc. series which it manages (“T. Rowe Series”) to the extent necessary to reduce the effective monthly subadvisory fees for the T. Rowe Series by the following percentages based on the combined average daily net assets of the T. Rowe Series: assets up to $1 billion – 2.5% fee reduction; assets between $1 billion and $2.5 billion – 5% fee reduction; assets between $2.5 billion and $5 billion – 7.5% fee reduction; assets over $5 billion – 10% fee reduction.

	Net Asset Value of Fund
Fund	First $100 million	Next $100 million	Over $200 million
LargeCap Growth I (Brown)	0.30%	0.25%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $250 million	Next $250 million	Next $500 million	First $1 billion	Assets Above $1 billion
LargeCap Growth I (T. Rowe)	0.40%	0.375%	0.350%	0.350%*	0.325%
* During any period when the Fund’s Average Daily Net Assets equals or exceeds $1 billion, T. Rowe’s fees as a percentage of average daily net assets shall be 0.350% on the first $1 billion in assets.

Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

T. Rowe Price has agreed to a voluntary sub-advisory fee waiver arrangement for those Principal Funds, Inc. and Principal Variable Contracts Funds Inc. series which it manages (“T. Rowe Series”) to the extent necessary to reduce the effective monthly subadvisory fees for the T. Rowe Series by the following percentages based on the combined average daily net assets of the T. Rowe Series: assets up to $1 billion – 2.5% fee reduction; assets between $1 billion and $2.5 billion – 5% fee reduction; assets between $2.5 billion and $5 billion – 7.5% fee reduction; assets over $5 billion – 10% fee reduction.

	Net Asset Value of Fund
Fund	First $50 million	Next $200 million	Next $500 million	Over $750 million
LargeCap Growth II (American Century)	0.45%	0.40%	0.35%	0.30%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $500 million	Over $500 million
LargeCap Growth II (M&C)	0.25%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $500 million	Over $500 million
LargeCap Value I (TS&W)	0.20%	0.15%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $200 million	Next $300 million	Over $500 million
LargeCap Value I (Herndon)	0.25%	0.20%	0.18%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $300 million	Above $300 million
LargeCap Value III (BHMS)	0.23%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $200 million	Next $800 million	Over $1 billion
LargeCap Value III (Westwood)	0.30%	0.20%	0.18%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $600 million	Over $600 million
MidCap Growth III (Baird)	0.40%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $250 million	Next $250 million	Next $500 million	Over $1 billion
MidCap Growth III (William Blair)	0.50%	0.45%	0.35%	0.33%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $350 million	Over $350 million
MidCap Value I (GSAM)	0.46%	0.40%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Net Asset Value of Fund
Fund	All Assets
MidCap Value I (Los Angeles Capital)	0.30%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $10 million	Next $15 million	Next $25 million	Next $50 million	Over $100 million
MidCap Value III (BHMS)	0.80%	0.60%	0.50%	0.40%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $350 million	Over $350 million
Overseas (Barrow Hanley and Causeway)	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $25 million	Next $75 million	Over $100 million
SmallCap Growth I (AllianceBernstein)	0.65%	0.60%	0.55%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $200 million	Next $200 million	Over $400 million
SmallCap Growth I (Brown)	0.50%	0.45%	0.40%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $200 million	Over $200 million
SmallCap Growth I (Emerald)	0.50%	0.45%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Net Asset Value of Fund
Fund	All Assets
SmallCap Value II (DFA)	0.50%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $100 million	Next $200 million	Over $300 million
SmallCap Value II (Los Angeles Capital)	0.50%	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $100 million	Next $200 million	Over $300 million
SmallCap Value II (Vaughan Nelson)	0.50%	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

Sub-Advisor Fees for Periods Ended October 31
Fund	2013	2012	2011
Bond & Mortgage Securities	$2,312,838	$2,099,800	$1,968,207
California Municipal	216,470	222,686	315,036
Core Plus Bond I	7,883,884	7,632,137	7,251,893
Diversified International	3,711,913	2,759,885	1,783,508
Equity Income	3,406,594	2,891,963	2,542,914
Global Diversified Income	27,087,927	14,561,992	8,485,345
Global Real Estate Securities	7,038,404	3,655,531	960,497
Government & High Quality Bond	1,875,901	1,780,470	1,688,149
High Yield	10,184,716	9,477,315	8,846,026
High Yield I	4,159,320	4,089,746	4,295,387
Income	2,406,136	1,907,221	1,460,057
Inflation Protection	669,504	633,562	590,633
International I	2,833,596	3,712,968	4,702,553
International Emerging Markets	7,995,811	7,479,559	8,017,810
LargeCap Blend II	1,870,567	1,917,014	1,904,147
LargeCap Growth	4,419,772	3,997,634	4,281,711
LargeCap Growth I	12,723,954	8,981,995	7,119,190
LargeCap Growth II	3,080,628	2,848,678	2,783,992
LargeCap S&P 500 Index	469,492	377,827	361,899
LargeCap Value	1,571,662	1,216,259	1,084,454
LargeCap Value I	2,801,453	2,660,677	2,791,172
LargeCap Value III	1,454,783	1,571,517	2,173,028
MidCap	5,243,168	2,899,063	1,916,945
MidCap Growth	292,478	316,270	383,458
MidCap Growth III	5,735,260	5,444,773	5,950,525
MidCap S&P 400 Index	107,499	75,449	62,748
MidCap Value I	4,907,669	4,526,432	4,585,870
MidCap Value III	1,009,303	223,000	246,758
Money Market	850,580	905,027	964,126
Overseas	6,586,702	5,060,360	4,819,094
Principal Capital Appreciation	2,754,686	2,613,953	2,271,209
Principal LifeTime Strategic Income	237,459	218,475	200,838
Principal LifeTime 2010	506,540	503,196	526,571
Principal LifeTime 2015	268,683	210,963	176,056
Principal LifeTime 2020	1,779,181	1,576,651	1,506,759
Principal LifeTime 2025	364,007	257,464	200,546
Principal LifeTime 2030	1,693,311	1,454,114	1,369,427
Principal LifeTime 2035	246,773	168,507	128,601
Principal LifeTime 2040	1,051,007	877,246	810,533
Principal LifeTime 2045	131,966	84,826	59,571
Principal LifeTime 2050	477,272	373,567	341,850
Principal LifeTime 2055	24,936	13,980	8,959
Principal LifeTime 2060	65	-	-
Real Estate Securities	7,174,241	7,438,130	7,858,393
SAM Balanced	1,707,614	1,442,075	1,392,729
SAM Conservative Balanced	553,417	432,754	368,859
SAM Conservative Growth	1,135,512	977,391	986,586
SAM Flexible Income	690,580	528,000	435,041
SAM Strategic Growth	703,736	612,577	630,093
Short-Term Income	1,659,633	1,284,243	1,030,862
SmallCap Blend	928,975	752,641	542,954
SmallCap Growth I	7,178,977	5,987,240	5,664,366
SmallCap S&P 600 Index	150,205	73,743	64,439
SmallCap Value II	4,805,345	3,762,631	3,839,567
Tax Exempt Bond	256,171	248,085	301,343

Underwriting Fees for Periods Ended October 31, (amounts in thousands)
Fund	2013		2012	2011
Bond & Mortgage Securities	$85		$111	$101
California Municipal	69		25	24
Diversified International	167		180	226
Equity Income	422		363	448
Global Diversified Income	2,726		2,154	1,544
Global Real Estate Securities	81		25	23
Government & High Quality Bond	564		603	489
High Yield	381		556	695
High Yield I	6	(a)	—	—
Income	423		366	331
Inflation Protection	32		44	35
International Emerging Markets	181		182	272
LargeCap Blend II	3		5	4
LargeCap Growth	211		204	264
LargeCap Growth I	16		14	13
LargeCap Growth II	2		1	3
LargeCap S&P 500 Index	139		103	102
LargeCap Value	137		117	139
LargeCap Value III	1		4	4
MidCap	907		724	667
MidCap Growth	2		1	1
MidCap Growth III	2		2	3
MidCap S&P 400 Index	9		6	7
MidCap Value I	2		3	3
MidCap Value III	2		2	3
Money Market	131		149	212
Principal Capital Appreciation	275		223	245
Principal LifeTime 2010	66		72	93
Principal LifeTime 2020	328		308	345
Principal LifeTime 2030	441		444	463
Principal LifeTime 2040	339		297	289
Principal LifeTime 2050	160		151	154
Principal LifeTime Strategic Income	38		41	29
Real Estate Securities	197		179	195
SAM Balanced	1,945		1,694	2,043
SAM Conservative Balanced	884		745	788
SAM Conservative Growth	1,197		1,091	1,324
SAM Flexible Income	1,048		667	798
SAM Strategic Growth	807		846	1,027
Short-Term Income	626		589	444
SmallCap Blend	154		117	109
SmallCap Growth I	1		3	5
SmallCap S&P 600 Index	15		14	11
SmallCap Value II	2		1	4
Tax-Exempt Bond	89		86	61

(a) Period from March 1, 2013, date operations commenced, through October 31, 2013.
Custodian
The custodian of the portfolio securities and cash assets of the Funds is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.

MULTIPLE CLASS STRUCTURE
The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading "Fund History." The share classes offered under the plan include: Classes A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, and R-5.
Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the prospectus. Certain redemptions of Class A shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”), as described in the prospectus.
Class B shares are not subject to a sales charge at the time of purchase but are subject to a CDSC on shares redeemed within five full years of purchase, as described in the prospectus. Effective March 1, 2010, Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as described in the section of the ABCP prospectus called “Choosing a Share Class - Class B Shares.”
The Class B share CDSC on shares purchased on or before January 12, 2007, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below (for shares issued in connection with the WM Reorganization, the CDSC is determined by multiplying the initial purchase price by the appropriate percentage):

Years Since Purchase Payments Made	CDSC as a % of Dollar Amount	Accounts Included in Certain Sponsored Plans Established After 02/01/1998 and Before 03/01/2002
2 years or less	4.00%	3.00%
more than 2 years, up to 4 years	3.00	2.00
more than 4 years, up to 5 years	2.00	1.00
more than 5 years, up to 6 years	1.00	None
more than 6 years	None	None
Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the prospectus.
The Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the prospectus.
For Classes A, B, C, and J shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased prior to the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class B shares, the CDSC is also waived on redemptions of Class B shares from Predecessor Fund accounts opened prior to April 1, 2002 made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59½. This CDSC waiver does not apply to a transfer of assets.
For Class J shares, the CDSC also is waived on shares:

•	redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or

•
of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

The P, Institutional, R-1, R-2, R-3, R-4, and R-5 Classes are available without any front-end sales charge or contingent deferred sales charge. Class P shares are generally available through mutual fund wrap programs or fee based advisory programs which may charge fees in addition to those charged by the Funds. The R-1, R-2, R-3, R-4, and R-5 Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. The R-1, R-2, R-3, R-4, and R-5 share classes are subject to asset based charges (described below).
Principal receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's R-1, R-2, R-3, R-4, and R-5 Class shares pay Principal a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.
Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)
The Service Agreement provides for Principal to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:

•	responding to plan sponsor and plan member inquiries;

•	providing information regarding plan sponsor and plan member investments; and

•
providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable to each of the R-1, R-2, R-3, R-4 and R-5 Classes. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).
Administrative Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)
The Administrative Service Agreement provides for Principal to provide services to beneficial owners of Fund shares. Such services include:

•	receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;

•	providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;

•	processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;

•	acting as shareholder of record and nominee for plans;

•	maintaining account records for shareholders and/or other beneficial owners;

•	providing notification to plan shareholders of transactions affecting their accounts;

•	forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;

•	distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and

•	other similar administrative services.
As compensation for these services, the Fund will pay Principal service fees equal to 0.28% of the average daily net assets attributable to the R-1 Class, 0.20% of the average daily net assets of the R-2 Class, 0.07% of the average daily net assets of the R-3 Class, 0.03% of the average daily net assets of the R-4 Class and 0.01% of the average daily net assets of the R-5 Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).
Principal will generally, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with Principal, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve Principal of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of Principal.
Rule 12b-1 Fees / Distribution Plans and Agreements
The Distributor for the Funds is Principal Funds Distributor, Inc. (“PFD”). The address for PFD is as follows: 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.
In addition to the management and service fees, certain of the Fund's share classes are subject to a Rule 12b-1 Distribution Plan and Agreement (a “Plan”). The Board of Directors and initial shareholders of the A, B, C, J, R-1, R-2, R-3, and R-4 Classes of shares have approved and entered into a Plan. In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act)) determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders of the affected classes. Among the possible benefits of the Plans include the potential for building and retaining Fund assets as well as the ability to offer an incentive for registered representatives to provide ongoing servicing to shareholders.
The Plans provide that each Fund makes payments to the Fund's Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include, but are not limited to:

•	formulation and implementation of marketing and promotional activities;

•	preparation, printing, and distribution of sales literature;

•	preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;

•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing, and support with respect to the sale of shares.
The Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

Share Class	Maximum Annualized 12b-1 Fee
A (except LargeCap S&P 500 Index, Money Market, and Short-Term Income Funds)(1)	0.25%
A of LargeCap S&P 500 Index and Short-Term Income Funds	0.15%
B (1) (2)	1.00%
C (1)	1.00%
J	0.25%
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
(1) The Distributor also receives the proceeds of any CDSC imposed on the redemption of Class A, B, C, or J shares.
(2) Although Class B shares are no longer available for purchase (except through exchanges and dividend reinvestments), the 12b-1 Distribution Plan and Agreement related to Class B shares continues in effect to ensure that advisers maintain shareholder service  levels. The Distributor may remit on a continuous basis all of these sums (up to 0.25% for Class B shares) to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Classes A, B, C, J, R-1, R-2, R-3, or R-4 shares.
Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund's Rule 12b-1 Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.

The Funds made the following Distribution/12b-1 payments for the year ended October 31, 2013:

Fund	Distribution/12b-1 Payments (amounts in thousands)
Bond & Mortgage Securities Fund	$1,454
California Municipal Fund	622
Core Plus Bond Fund I	79
Diversified International Fund	1,903
Equity Income Fund	4,181
Global Diversified Income Fund	27,244
Global Real Estate Securities Fund	256
Government & High Quality Bond Fund	3,166
High Yield Fund	10,733
High Yield Fund I	3
Income Fund	2,315
Inflation Protection Fund	221
International Emerging Markets Fund	1,291
International Fund I	52
LargeCap Blend Fund II	544
LargeCap Growth Fund	1,338
LargeCap Growth Fund I	808
LargeCap Growth Fund II	184
LargeCap S&P 500 Index Fund	2,966
LargeCap Value Fund	820
LargeCap Value Fund I	32
LargeCap Value Fund III	360
MidCap Fund	8,311
MidCap Growth Fund	145
MidCap Growth Fund III	258
MidCap S&P 400 Index Fund	702
MidCap Value Fund I	459
MidCap Value Fund III	429
Money Market Fund	963
Overseas Fund	–
Principal Capital Appreciation Fund	2,350
Principal LifeTime 2010 Fund	1,521
Principal LifeTime 2015 Fund	344
Principal LifeTime 2020 Fund	4,967
Principal LifeTime 2025 Fund	452
Principal LifeTime 2030 Fund	5,017
Principal LifeTime 2035 Fund	328
Principal LifeTime 2040 Fund	2,881
Principal LifeTime 2045 Fund	189
Principal LifeTime 2050 Fund	951
Principal LifeTime 2055 Fund	27
Principal LifeTime 2060 Fund	1
Principal LifeTime Strategic Income Fund	597
Real Estate Securities Fund	1,622
SAM Balanced Portfolio	15,492
SAM Conservative Balanced Portfolio	5,078
SAM Conservative Growth Portfolio	10,712
SAM Flexible Income Portfolio	6,796
SAM Strategic Growth Portfolio	6,890
Short-Term Income Fund	2,204
SmallCap Blend Fund	1,308
SmallCap Growth Fund I	185
SmallCap S&P 600 Index Fund	885
SmallCap Value Fund II	128
Tax-Exempt Bond Fund	723

Transfer Agency Agreement (Classes A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, and R-5 shares)
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710), a wholly owned subsidiary of Principal, to act as transfer and shareholder servicing agent for the Classes A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, and R-5 shares. For share classes other than Class J, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services. For Class J shares, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount that includes profit. The services include:

•	issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;

•	preparation and distribution of dividend and capital gain payments to shareholders;

•	delivery, redemption and repurchase of shares, and remittances to shareholders;

•	the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;

•	communication with shareholders concerning the above items; and

•	use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.
PSS will pay operating expenses attributable to R-1, R-2, R-3, R-4, and R-5 share classes related to (a) the cost of meetings of shareholders and (b) the costs of initial and ongoing qualification of the capital stock of the Fund for sale in states and jurisdictions.
INTERMEDIARY COMPENSATION
Additional Payments to Intermediaries.
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
In addition to payments pursuant to 12b-1 plans, Principal or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. In some situations the Fund will reimburse Principal or its affiliates for making such payments; in others the Fund may make such payments directly to intermediaries.
For Classes R-1, R-2, R-3, R-4 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in the prospectus as Other Expenses. Such compensation is generally based on the average asset value of fund shares for the relevant share class held by clients of the intermediary.
In addition, Principal or its affiliates may pay, without reimbursement from the Fund, compensation from their own resources, to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
The amounts paid to intermediaries may vary, and may vary by share class and by fund.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary's Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor's goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by fund and by share class.

Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses. Other compensation may be paid to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.
The payments described in this SAI may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in the prospectus. Ask your Financial Professional about any fees and commissions they charge.
Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.
As of December 20, 2013, the Distributor anticipates that the firms that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than sales charges, Rule 12b-1 fees and Expense Reimbursement) include, but are not necessarily limited to, the following:

401(k) Advisors, Inc.	LPL Financial Corporation
ACS HR Solutions LLC	M Holdings Securities Inc.
Access Financial Group, Inc.	Massachusetts Mutual
ADP Retirement Services	Mercer HR Services
AFA Financial Group LLC	Merrill Lynch
AIG Advisor Group	Meridien Financial Group Inc.
AIG SunAmerica Life	Mesirow Financial Inc.
American Century Investments	MetLife Securities, Inc.
American General Life Insurance	MHA Insurance Agency Inc.
American Investors Co	MidAtlantic Capital Corporation
American Portfolios Financial Services	Middlegate Securities LTD
Ameriprise Financial Services	MML Investors Services Inc.
Ameritas Investments Corp	Morgan Keegan & Co.
ASAE Services, Inc.	Morgan Stanley
Ascensus	MSCS Financial Services
AssetMark Trust Company	Multi-Financial Securities Corp.
AXA Advisors, LLC	Mutual Service Corporation
Bedminster Financial Group Ltd.	National Financial Services
Benefit Plan Administrators	National Planning Corp.
Cadaret, Grant & Company, Inc	National Planning Holdings
Cambridge Investment Research Inc.	Nationwide Investment Services Corp
Cantella & Co. Inc.	NBC Securities Inc.
Cammack Larhette Brokerage Inc.	New England Securities
Capital Investment Brokerage, Inc.	New York Life
CBIZ Financial Solutions, Inc.	New York State Deferred Compensation Plan
Centaurus Financial Inc.	Newport Group, The
CEROS Financial Services, Inc.	Newport Retirement Plan Services
Cetera Advisor Networks LLC	NFP Securities, Inc.
Cetera Advisors LLC	NHA Insurance Agency, Inc.
Cetera Financial Group	Northwestern Mutual Investment Services
Cetera Financial Specialists LLC	NRP Financial, Inc.
Cetera Investment Services LLC	NYLife Distributors LLC
Charles Schwab & Co.	OneAmerica Securities, Inc.
Charles Schwab Trust Company	Ogilvie Security Advisors Corp.
Chase Investment Services Corp.	Packerland Brokerage Services, Inc.
Citibank, Inc.	Pershing

Citigroup Global Markets Inc.	Plan Administrators, Inc.
Colony Park Financial Services, Inc.	Plexus Financial Services, LLC
Comerica Retirement Services	PRIMEVEST Financial Services, Inc.
Comerica Securities Inc.	Principal Life Insurance Company
Commonwealth Financial Network	Princor Financial Services Corp
Comprehensive Asset Management and Servicing Inc.	ProEquities, Inc.
Compusys (Texas)	Prudential Investment Management Services
CPI Qualified Consultants	Prudential Retirement Services
CV Brokerage Inc.	Putnam Investors Services
Daily Access Corporation	Quest Capital Strategies Inc.
Digital Retirement Solutions	Raymond James & Associates, Inc.
Edward Jones	Raymond James Financial Services, Inc.
Elliott Davis Brokerage Services LLC	RBC Capital Markets Corp.
ePlan Services, Inc.	Reliance Trust Company
Equity Services Inc.	Robert W. Baird & Co.
Evolve Securities Inc.	RolloverSystems, LLC
Expert Plan	Royal Alliance Associates, Inc.
Farmers Financial Solutions	Royal Securities Co.
Federated Securities, Inc.	SagePoint Financial, Inc.
Fidelity Brokerage Services	Scott & Stringfellow Inc.
Fidelity Investment Institutional Operations Co.	Scottrade
Financial Data Services	Searle & Co.
Financial Network Investment Corp.	Securities America, Inc.
Financial Telesis Inc.	Securities Service Network, Inc.
Fintrust Brokerage Services LLC	Sentinel Securities Inc.
First Allied Securities	Sigma Financial Corp
First Clearing LLC	Signator Investors, Inc.,
First Heartland Capital Inc.	SII Investments, Inc.
Foothill Securities, Inc	Southeast Investments N.C., Inc.
Fortune Securities Inc.	Southwest Securities
FSC Securities Corporation	Standard Insurance Company
G.A. Repple & Company	Standard Retirement Services
Genesis Employee Benefit	Stifel Nicolaus & Company, Inc.
Geneos Wealth Management, Inc.	Stock Yards Bank & Trust Company
Genworth Financial Securities Corp.	Summit Brokerage Services, Inc.
Girard Securities, Inc	Sunset Financial Services Inc.
GWFS Equities, Inc.	Support Services Financial Advisors Inc.
H Beck Inc.	Symetra Investment Services Inc.
Harbor Financial Services LLC	T. Rowe Price Retirement Plan Services
Hartford Securities	TD Ameritrade Inc.
Hewitt Financial Services, LLC	TD Ameritrade Trust Company
HighTower Securities, LLC	TIAA-CREF
Huntington Investment Company, The	Triad Advisors, Inc.
ICMA-Retirement Corp.	Truenorth Securities Inc.
ING Financial Partners Inc.	TruSource
ING Institutional Plan Services	Trust Company of America
Intersecurities Inc.	Trustcore Investments Inc.
Invest Financial Corp.	UBS Financial Services, Inc.
Investacorp Inc.	United Planners Financial Services of America
Investment Center, The	US Bancorp Investments
Investment Centers of America, Inc.	USA Financial Securities Corp.
Janney Montgomery Scott	USI Securities Inc.
JJB Hilliard WL Lyons, Inc.	UVEST Financial Services
JP Morgan Chase, NA	VALIC Retirement Services Company
JP Morgan Clearing	Valmark Securities Inc.
JP Morgan Retirement Plan Services	Vanguard Brokerage Services
J.P. Morgan Securities, Inc.	Vanguard Group, The
KMS Financial Services Inc.	VSR Financial Services, Inc.

Leaders Group, Inc., The	Wayne Hummer Investments LLC
Leumi Investment Services Inc.	Wells Fargo Advisors
Lincoln Financial Advisors	Wells Fargo Bank, N.A.
Lincoln Financial Securities	Wilmington Trust
Lincoln Investment Planning	Wilmington Trust Retirement & Institutional Services
Lincoln Retirement Services Co.	Woodbury Financial Services
Lockton Financial Advisors LLC	Young, Stovall & Co.
LPL Financial Corp. - UVEST
To obtain a current list of such firms, call 1-800-222-5852.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by Principal, or by the Fund's Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of Principal and of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, Principal or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Principal or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when Principal or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Principal or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Funds from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, Principal or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Principal or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)
Principal or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor’s overall responsibilities to the accounts under its management. Principal or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and Principal or a Sub-Advisor may use it in servicing some or all of the accounts it manages. Principal and the Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended October 31, 2013 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Fund	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Diversified International	$891,792,501	$1,503,943
Equity Income	1,424,691,169	1,518,193
Global Diversified Income	3,344,604,574	610,684
Global Real Estate Securities	311,303,872	283,148
International Emerging Markets	723,925,830	1,473,500
LargeCap Blend II	495,976,740	288,139
LargeCap Growth	331,473,708	336,419
LargeCap Growth I	486,066,609	168,180
LargeCap Growth II	1,229,663,331	422,438
LargeCap S&P 500 Index	719,529	250
LargeCap Value	1,724,856,222	774,343
LargeCap Value I	988,019,573	566,624
LargeCap Value III	151,348,724	108,360
MidCap	458,969,458	198,570
MidCap Growth	11,507,491	14,795
MidCap Growth III	398,730,528	228,704
MidCap S&P 400 Index	5,544,148	184
MidCap Value I	2,584,562,710	1,756,679
MidCap Value III	224,928,481	126,567
Overseas	96,046,296	790,731
Principal Capital Appreciation	345,812,133	252,383
Real Estate Securities	427,071,972	225,734
SmallCap Blend	114,869,266	122,750
SmallCap Growth I	893,880,780	698,827
SmallCap S&P 600 Index	26,587,558	4,188
SmallCap Value II	819,169,080	782,739
Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or Principal, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.
The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit a Fund's Sub-Advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time, and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the International Fund I) may participate in a program through a relationship with Frank Russell Securities, Inc. The International Fund I participates in the program offered by FMR and Fidelity Management Trust Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.
The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid For Periods Ended October 31
Fund	2013	2012	2011
Bond & Mortgage Securities	—	—	$731
Diversified International	$9,151,581	$6,600,874	4,286,532
Equity Income	1,639,185	1,903,351	1,575,312
Global Diversified Income	4,657,568	1,537,319	1,203,909
Global Real Estate Securities	2,063,633	2,242,289	650,292
High Yield	40,346	—	65,907
High Yield I	5,869	7,420	12,330
International Emerging Markets	7,686,387	6,487,880	5,496,267
International I	1,301,916	1,474,271	2,822,973
LargeCap Blend II	587,104	579,307	639,102
LargeCap Growth	3,346,602	2,600,317	2,614,838
LargeCap Growth I	1,637,549	1,513,901	1,607,713
LargeCap Growth II	618,679	575,364	871,436
LargeCap S&P 500 Index	28,595	42,269	43,580
LargeCap Value	4,151,700	3,390,178	3,889,162
LargeCap Value I	2,324,795	2,140,820	3,358,881
LargeCap Value III	722,530	1,009,331	1,923,686
MidCap	2,401,053	2,032,241	1,181,389
MidCap Growth	415,944	416,323	385,173
MidCap Growth III	1,572,664	2,179,888	1,675,284
MidCap S&P 400 Index	40,472	28,721	37,591
MidCap Value I	2,125,242	1,817,185	1,935,035
MidCap Value III	901,749	89,268	166,604
Overseas	1,286,524	858,711	1,304,311
Principal Capital Appreciation	289,843	214,129	449,983
Real Estate Securities	1,115,722	1,319,187	941,923
SmallCap Blend	1,195,312	1,022,028	628,572
SmallCap Growth I	2,472,753	2,350,587	2,654,859
SmallCap S&P 600 Index	87,459	31,271	35,705
SmallCap Value II	1,449,998	1,243,582	1,220,696
The primary reasons for changes in several Funds' brokerage commissions for the three years were changes in Fund size; changes in market conditions; and changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Brokerage commissions from the portfolio transactions effected for the Funds were paid to brokers affiliated with Principal or its Sub-Advisors for the fiscal years ended October 31 as follows:

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified International
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$8,395	0.09%	0.14%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	771,272	8.43%	8.87%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	34,056	0.37%	0.72%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	740,301	8.09%	8.10%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	659	0.01%	0.02%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	471,045	5.15%	4.79%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	38,502	0.42%	0.67%
Total			$2,064,230	22.56%	23.31%
Equity Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$431,774	26.34%	19.88%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	70,044	4.27%	2.75%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	135,704	8.28%	8.53%
Total			$637,522	38.89%	31.16%
Global Diversified Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$173,102	3.72%	3.67%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	10,398	0.22%	0.12%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	300,931	6.46%	4.25%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	7,711	0.17%	0.34%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	191,531	4.11%	3.08%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	162,070	3.48%	2.31%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	64,873	1.39%	1.28%
	Columbus Circle Investors Edge Asset Management, Inc. Principal Global Investors, LLC Principal Real Estate Investors, LLC Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	158,407	3.40%	2.32%
Total			$1,069,023	22.95%	17.37%
Global Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$68,896	3.34%	7.51%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	505	0.02%	0.06%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	69,652	3.38%	3.05%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	6	0.00%	0.00%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	50,275	2.44%	3.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	29,645	1.44%	2.00%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	12,307	0.60%	0.91%
Total			$231,286	11.22%	16.93%
High Yield I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$487	8.31%	8.80%
Total			$487	8.31%	8.80%
International Emerging Markets
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$13,403	0.17%	0.50%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	505,530	6.58%	6.21%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	1,153	0.01%	0.06%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	522,887	6.80%	5.79%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	617,732	8.04%	8.14%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	20,346	0.26%	0.28%
Total			$1,681,051	21.86%	20.98%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
International I
	Cliffwater LLC	Commonwealth Australia Securities LLC	$178	0.01%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	100,143	7.69%	8.54%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	43,697	3.36%	2.38%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	110,978	8.52%	10.32%
	Vaughan Nelson Investment Management, LP	Natixis Securities Americas LLC	676	0.05%	0.05%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	303	0.02%	0.03%
Total			$255,975	19.65%	21.33%
LargeCap Blend II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$36	0.01%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	45,718	7.79%	10.89%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	141,126	24.04%	25.77%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	297	0.05%	0.03%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	49,466	8.43%	4.63%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,909	1.69%	1.67%
Total			$246,552	42.01%	43.00%
LargeCap Growth
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$24,196	0.72%	1.10%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	12,473	0.37%	0.77%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	177,389	5.30%	6.81%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	19,416	0.58%	0.51%
Total			$233,474	6.97%	9.19%
LargeCap Growth I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$358	0.02%	0.02%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	76,954	4.70%	5.93%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	162,481	9.92%	6.59%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	1,655	0.10%	0.18%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	138,786	8.48%	6.61%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	43,849	2.68%	2.94%
Total			$424,083	25.90%	22.27%
LargeCap Growth II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$55,532	8.98%	4.36%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	44,270	7.16%	9.64%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	15,089	2.44%	2.26%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	73,349	11.86%	13.10%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	29,977	4.85%	6.74%
Total			$218,217	35.29%	36.10%
LargeCap S&P 500 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$32	0.11%	0.07%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	182	0.64%	0.56%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	12,329	43.11%	45.88%
Total			$12,543	43.86%	46.51%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
LargeCap Value
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$334,568	8.06%	11.21%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	226,278	5.45%	6.27%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	9,053	0.22%	0.50%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	100,430	2.42%	2.09%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	147,797	3.56%	5.41%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	145,259	3.50%	5.31%
Total			$963,385	23.21%	30.79%
LargeCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$588,519	25.31%	18.93%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	9,160	0.39%	0.46%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	315	0.01%	0.02%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	156,999	6.75%	8.56%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	92,675	3.99%	6.42%
Total			$847,668	36.45%	34.39%
LargeCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$21,041	2.91%	1.79%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	471	0.07%	0.04%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,463	1.03%	0.75%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,336	0.32%	0.21%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	2,289	0.32%	0.16%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	42,577	5.89%	6.55%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	11,108	1.54%	1.34%
Total			$87,285	12.08%	10.84%
MidCap
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$92,078	3.83%	6.16%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	452	0.02%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	104,017	4.33%	4.57%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	3,879	0.16%	0.46%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	38,357	1.60%	3.20%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	20,613	0.86%	1.20%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	32,614	1.36%	1.17%
Total			$292,010	12.16%	16.77%
MidCap Growth
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$5,669	1.36%	1.32%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	5,214	1.25%	1.41%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	19,473	4.68%	4.91%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	656	0.16%	0.09%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	779	0.19%	0.15%
Total			$31,791	7.64%	7.88%
MidCap Growth III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$227,939	14.49%	6.31%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	37,371	2.38%	2.88%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	76	0.00%	0.01%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,270	0.08%	0.10%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	73,294	4.66%	3.36%
	Neuberger Berman Fixed Income, LLC	Neuberger Berman LLC	4,084	0.26%	0.13%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	40,272	2.56%	0.56%
Total			$384,306	24.43%	13.35%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
MidCap S&P 400 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$369	0.91%	0.45%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,993	19.75%	19.84%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,596	11.36%	9.86%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	5,675	14.02%	13.06%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	58	0.14%	0.20%
Total			$18,691	46.18%	43.41%
MidCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$28,503	1.34%	1.56%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	77,803	3.66%	3.33%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	54,708	2.57%	3.42%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	99,561	4.68%	4.59%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	408	0.02%	0.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	25,621	1.21%	1.64%
Total			$286,604	13.48%	14.55%
MidCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$89,200	9.89%	10.82%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	23,619	2.62%	2.67%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	730	0.08%	0.09%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	17,039	1.89%	3.33%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	235	0.03%	0.01%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	10,260	1.14%	1.51%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,713	1.08%	0.77%
Total			$150,796	16.73%	19.20%
Overseas
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$126,863	9.86%	8.70%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	102,113	7.94%	12.74%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	65,352	5.08%	6.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	59,526	4.63%	5.33%
	Mellon Capital Management Corporation	Pershing LLC	791	0.06%	0.13%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	13,525	1.05%	0.49%
Total			$368,170	28.62%	33.79%
Principal Capital Appreciation
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$13,756	4.75%	6.92%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	468	0.16%	0.16%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	6,393	2.21%	2.11%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	10,156	3.50%	5.77%
Total			$30,773	10.62%	14.96%
Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$149,220	13.37%	17.06%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	13,704	1.23%	1.66%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	745	0.07%	0.17%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	25,578	2.29%	5.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	32,870	2.95%	4.37%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	27,580	2.47%	2.79%
Total			$249,697	22.38%	31.45%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
SmallCap Blend
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$41,959	3.51%	5.61%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	55,310	4.63%	4.26%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	647	0.05%	0.16%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	51,369	4.30%	5.43%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	43,956	3.68%	2.83%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	4,008	0.34%	0.52%
Total			$197,249	16.51%	18.81%
SmallCap Growth I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$10,683	0.43%	0.35%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	10,266	0.42%	0.33%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	77,861	3.15%	4.14%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	20,183	0.82%	1.41%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	139,144	5.63%	5.36%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	126,360	5.11%	4.80%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	21,350	0.86%	0.62%
Total			$405,847	16.42%	17.01%
SmallCap S&P 600 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$14,982	17.13%	16.61%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	12,712	14.53%	13.12%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	6,487	7.42%	7.47%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	81	0.09%	0.17%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	15	0.02%	0.04%
Total			$34,277	39.19%	37.41%
SmallCap Value II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$147,811	10.19%	9.78%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	4,261	0.29%	0.25%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	17	0.00%	0.00%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	7,662	0.53%	0.66%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	66,492	4.59%	3.52%
Total			$226,243	15.60%	14.21%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified International
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$34,510	0.52%	0.74%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	80,070	1.21%	1.37%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	748,876	11.35%	10.76%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	419,846	6.36%	4.49%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	494,420	7.49%	7.93%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi Securities Co.	2,967	0.04%	0.04%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	438,744	6.65%	5.65%
	Mellon Capital Management Corporation	Pershing LLC	606	0.01%	0.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	27,246	0.41%	0.61%
Total			$2,247,285	34.04%	31.60%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Equity Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$423,723	22.26%	20.32%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	10,760	0.57%	0.44%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8,720	0.46%	0.72%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	66,511	3.49%	2.78%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	185,548	9.75%	8.15%
Total			$695,262	36.53%	32.41%
Global Diversified Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$98,562	6.41%	6.13%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	3,998	0.26%	0.18%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	68,813	4.48%	5.66%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	1,257	0.08%	0.21%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	64,543	4.20%	2.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	78,190	5.09%	5.06%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi Securities Co.	3,626	0.24%	0.13%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	35,539	2.31%	2.24%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,112	0.20%	0.44%
	Columbus Circle Investors Edge Asset Management, Inc. Principal Global Investors, LLC Principal Real Estate Investors, LLC Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	99,353	6.46%	6.05%
Total			$456,993	29.73%	28.50%
Global Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$97,406	4.34%	8.48%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	1,289	0.06%	0.08%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	112,592	5.02%	3.82%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	92	0.00%	0.01%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	27,668	1.23%	0.94%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	167,625	7.48%	6.61%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi Securities Co.	868	0.04%	0.04%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	54,599	2.43%	1.92%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	15,506	0.69%	1.17%
Total			$477,645	21.29%	23.07%
High Yield I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$392	5.28%	3.87%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	32	0.42%	0.26%
Total			$424	5.70%	4.13%
International Emerging Markets
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$8,315	0.13%	0.44%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	531,959	8.20%	7.96%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	514,647	7.93%	6.72%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	458,337	7.06%	7.19%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	670,871	10.34%	10.28%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	36,691	0.57%	0.56%
Total			$2,220,820	34.23%	33.15%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
International I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$219,025	14.86%	15.16%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	125,957	8.54%	7.43%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	107,396	7.28%	7.82%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi Securities Co.	1,480	0.10%	0.09%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	93,894	6.37%	5.10%
	Vaughan Nelson Investment Management, LP	Natixis Securities Americas LLC	32	0.00%	0.00%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	189	0.01%	0.01%
	Goldman Sachs Asset Management, L.P.	Tora Trading Services, LLC	247	0.02%	0.03%
Total			$548,220	37.18%	35.64%
LargeCap Blend II
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$45,573	7.87%	8.46%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	64,941	11.21%	11.74%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	219	0.04%	0.04%
	Herndon Capital Management	Jackson Securities, LLC	92	0.02%	0.02%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	59,490	10.27%	11.99%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	47,905	8.27%	7.65%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	21,546	3.72%	6.67%
Total			$239,766	41.40%	46.57%
LargeCap Growth
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$67,349	2.59%	1.37%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	18,074	0.70%	0.82%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	47,662	1.83%	1.83%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	297,236	11.43%	13.89%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	56,593	2.18%	1.74%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	15,841	0.61%	0.06%
Total			$502,755	19.34%	19.71%
LargeCap Growth I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$54,127	3.58%	5.75%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	118,708	7.84%	4.83%
	Herndon Capital Management	Jackson Securities, LLC	350	0.02%	0.02%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	113,662	7.51%	6.41%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	91,665	6.05%	6.33%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	36,675	2.42%	2.29%
Total			$415,187	27.42%	25.63%
LargeCap Growth II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$56,776	9.87%	4.67%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	46,290	8.05%	9.25%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	17,705	3.08%	4.02%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	60,224	10.47%	9.50%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	45,630	7.93%	11.23%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	43,459	7.55%	10.52%
Total			$270,084	46.95%	49.19%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
LargeCap S&P 500 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$15,082	35.68%	36.74%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	389	0.92%	0.13%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	14	0.03%	0.11%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	13,208	31.25%	31.00%
Total			$28,693	67.88%	67.98%
LargeCap Value
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$380,204	11.21%	15.83%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	134,066	3.95%	6.05%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	218	0.01%	0.05%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	7,842	0.23%	0.34%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	135,115	3.99%	5.14%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	55,151	1.63%	2.37%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	125,992	3.72%	4.69%
Total			$838,588	24.74%	34.47%
LargeCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$382,781	17.88%	18.05%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	34,215	1.60%	1.34%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	26	0.00%	0.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	150,147	7.01%	8.44%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	76,856	3.59%	3.29%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	1,504	0.07%	0.02%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	136,236	6.36%	5.58%
Total			$781,765	36.51%	36.72%
LargeCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$12,330	1.22%	0.93%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8,618	0.85%	0.65%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	8,731	0.87%	0.90%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	9,233	0.91%	0.43%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	2,520	0.25%	0.25%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	57,338	5.68%	6.66%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	24,360	2.41%	1.68%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	38,876	3.85%	5.25%
Total			$162,006	16.04%	16.75%
MidCap
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$145,672	7.17%	10.88%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	138	0.01%	0.03%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	43,019	2.12%	1.64%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	10,946	0.54%	1.28%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,907	0.14%	0.33%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	49,343	2.43%	3.10%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	33,397	1.64%	1.47%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	50,343	2.48%	3.29%
Total			$335,765	16.53%	22.02%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
MidCap Growth
	Goldman Sachs Asset Management LP	BIDS Trading L.P.	$4,675	1.12%	1.81%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	5,724	1.37%	1.26%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	9,727	2.34%	2.13%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	24,774	5.95%	4.68%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	5,834	1.40%	1.47%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,858	0.45%	0.46%
Total			$52,592	12.63%	11.81%
MidCap Growth III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$332,764	15.27%	6.77%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	67,260	3.09%	3.75%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,456	0.11%	0.12%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	73,331	3.36%	3.64%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	80,050	3.67%	3.60%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	51,810	2.38%	3.99%
Total			$607,671	27.88%	21.87%
MidCap S&P 400 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$94	0.33%	0.40%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	34	0.12%	0.18%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	39	0.14%	0.23%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	18	0.06%	0.10%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	34	0.12%	0.12%
Total			$219	0.77%	1.03%
MidCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$28,904	1.59%	1.71%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	54,862	3.02%	1.99%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	55,220	3.04%	3.78%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	108,324	5.96%	4.65%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	105,774	5.82%	5.72%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	1,507	0.08%	0.04%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	37,311	2.05%	2.61%
Total			$391,902	21.56%	20.50%
MidCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$14,240	15.95%	16.83%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	4,727	5.30%	6.80%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	160	0.18%	0.29%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,009	1.13%	0.96%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	6,308	7.07%	8.75%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	1,185	1.33%	1.50%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	894	1.00%	0.98%
	Mellon Capital Management Corporation	Westminster Research Associates LLC	354	0.40%	0.13%
Total			$28,877	32.36%	36.24%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Overseas
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$16,380	1.91%	1.73%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	41,485	4.83%	8.57%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	22,937	2.67%	1.94%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	51,381	5.98%	9.33%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi Securities Co.	3,136	0.37%	0.21%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	41,141	4.79%	4.12%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	10,640	1.24%	0.68%
Total			$187,100	21.79%	26.58%
Principal Capital Appreciation
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	6,810	3.18%	4.79%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,901	0.89%	1.24%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	4,163	1.94%	2.29%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	1,263	0.59%	0.43%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,782	4.57%	6.78%
Total			$45,784	20.59%	15.04%
Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$212,996	16.15%	22.19%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	25,508	1.93%	1.88%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	373	0.03%	0.03%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	123	0.01%	0.01%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	70,325	5.33%	6.04%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	12,134	0.92%	1.05%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	37,716	2.86%	2.50%
Total			$45,784	20.59%	15.04%
SmallCap Blend
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$39,745	3.89%	6.81%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	24,066	2.35%	2.77%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	169	0.02%	0.03%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	54,004	5.28%	3.97%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	24,908	2.44%	1.75%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	7,197	0.70%	0.75%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	5,763	0.56%	0.59%
Total			$155,852	15.24%	16.67%
SmallCap Growth I
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$11,256	0.48%	0.73%
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	28	0.00%	0.00%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	13,890	0.59%	0.53%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	76,233	3.24%	3.28%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	25,697	1.09%	2.13%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	185,020	7.87%	7.61%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	143	0.01%	0.01%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	120,054	5.11%	4.54%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	129,946	5.53%	3.94%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	6,774	0.29%	0.44%
Total			$569,041	24.21%	23.21%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
SmallCap S&P 600 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$862	2.76%	4.21%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	5,238	16.75%	16.35%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	46	0.15%	0.33%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	22	0.07%	0.12%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	64	0.20%	0.26%
Total			$6,232	19.93%	21.27%
SmallCap Value II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$6,942	0.56%	0.51%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8,503	0.68%	0.66%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	181	0.01%	0.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	75,577	6.08%	4.13%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	87,590	7.04%	4.65%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	143	0.01%	0.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	8,517	0.68%	2.30%
Total			$187,453	15.06%	12.26%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2011 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified International
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$24,399	0.57%	0.82%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	14,583	0.34%	0.23%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	304,394	7.10%	6.50%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	441,381	10.30%	11.26%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	34	0.00%	0.00%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	226,997	5.30%	3.82%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	265,671	6.20%	5.93%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi UFJ Securities	4,064	0.09%	0.08%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	332,213	7.75%	9.28%
	Vaughan Nelson Investment Management, LP	Natixis Securities North America Inc.	5,275	0.12%	0.23%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	10,498	0.24%	0.61%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	395,565	9.23%	8.77%
Total			$2,025,074	47.24%	47.53%
Equity Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$472,051	29.97%	22.78%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	29,067	1.85%	2.51%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	38,360	2.47%	2.37%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	2,464	0.16%	0.24%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	173,965	11.04%	11.08%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	31,636	2.01%	2.99%
Total			$747,543	47.50%	41.97%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2011 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Global Diversified Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$74,130	6.16%	6.00%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	69,925	5.81%	6.21%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	67,377	5.60%	6.70%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	7,808	0.65%	2.31%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	33,195	2.76%	1.71%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	56,690	4.71%	5.00%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi UFJ Securities	6,293	0.52%	0.33%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	29,627	2.46%	1.86%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	15,379	1.28%	1.91%
	Columbus Circle Investors Edge Asset Management, Inc. Principal Global Investors, LLC Principal Real Estate Investors, LLC Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	163,647	13.59%	13.51%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	86,316	7.17%	8.31%
Total			$610,387	50.71%	53.85%
Global Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$7,723	1.19%	1.16%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	832	0.13%	0.07%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	75,862	11.67%	9.51%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	29,103	4.48%	4.21%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	123	0.02%	0.03%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	16,372	2.52%	1.57%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	29,293	4.50%	3.65%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	18,422	2.83%	3.50%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,002	1.38%	2.59%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	38,015	5.85%	6.70%
Total			$224,747	34.57%	32.99%
High Yield
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	$3,000	4.55%	24.92%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	67	0.10%	0.08%
Total			$3,067	4.65%	25.00%
High Yield I
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	$63	0.51%	0.31%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	419	3.39%	2.05%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	440	3.57%	2.46%
Total			$922	7.47%	4.82%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2011 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
International Emerging Markets
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$11,743	0.21%	0.58%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	569,380	10.36%	10.26%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	360,175	6.55%	6.92%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	316	0.01%	0.05%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	495,061	9.01%	7.55%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	446,612	8.13%	8.53%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	552,533	10.05%	8.81%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	566,230	10.30%	9.59%
Total			$3,002,050	54.62%	52.29%
International I
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	$195,003	6.91%	6.38%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	357,061	12.65%	12.68%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	246,948	8.75%	8.09%
	J.P. Morgan Investment Management, Inc.	JP Morgan Cazenove Limited	1,874	0.07%	0.04%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	180,226	6.38%	4.55%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi UFJ Securities	1,208	0.04%	0.05%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	261,077	9.25%	9.16%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	722	0.03%	0.02%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	195,042	6.91%	9.42%
Total			$1,439,161	50.99%	50.39%
LargeCap Blend II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$8	0.00%	0.00%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	155	0.02%	0.02%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	13,060	2.04%	2.68%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	24,023	3.76%	3.88%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	62,740	9.82%	8.12%
	Guggenheim Partners Investment Management, LLC	Guggenheim Capital Markets LLC	12	0.00%	0.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	40,442	6.33%	6.02%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	50,001	7.82%	6.32%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	63	0.01%	0.00%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	11,371	1.78%	3.21%
	UBS Global Asset Management (Americas) Inc.	UBS FInancial Services Inc.	1,894	0.30%	0.41%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	7,285	1.14%	0.81%
Total			$211,054	33.02%	31.47%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2011 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
LargeCap Growth
	American Century Investment Management, Inc.	CIBC World Markets Corp.	$23,018	0.88%	0.66%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	44,781	1.71%	0.96%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	116,306	4.45%	3.58%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	27,425	1.05%	1.62%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	362,866	13.88%	13.05%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	46,826	1.79%	2.39%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	29,899	1.14%	0.82%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	57,108	2.18%	1.72%
Total			$708,229	27.08%	24.80%
LargeCap Growth I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$180	0.01%	0.02%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	1,020	0.06%	0.02%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	42,083	2.62%	2.49%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	59,410	3.70%	6.46%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	137,617	8.56%	6.24%
	Guggenheim Partners Investment Management, LLC	Guggenheim Capital Markets LLC	870	0.05%	0.04%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	125,912	7.83%	9.76%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	82,499	5.13%	3.76%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	12	0.00%	0.00%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	25,916	1.61%	1.49%
	UBS Global Asset Management (Americas) Inc.	UBS FInancial Services Inc.	3,563	0.22%	0.23%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	29,582	1.84%	2.15%
Total			$508,664	31.63%	32.66%
LargeCap Growth II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$213,221	24.47%	15.61%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	41,334	4.74%	7.20%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	37,848	4.34%	3.46%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	11,991	1.38%	2.10%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	58,010	6.66%	7.01%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	27,689	3.18%	4.25%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	31,968	3.67%	5.69%
	UBS Global Asset Management (Americas) Inc.	UBS FInancial Services Inc.	8,076	0.93%	0.69%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	35,254	4.05%	7.34%
Total			$465,391	53.42%	53.35%
LargeCap S&P 500 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$881	2.02%	2.30%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	546	1.25%	3.03%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	43	0.10%	0.16%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	26	0.06%	0.09%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	59	0.14%	0.22%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	351	0.80%	1.27%
Total			$1,906	4.37%	7.07%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2011 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
LargeCap Value
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$316,813	8.15%	8.25%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	134,391	3.46%	6.69%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	77,188	1.98%	2.78%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	19,259	0.50%	1.67%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	6,577	0.17%	0.08%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	184,935	4.76%	7.21%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	65,046	1.67%	2.95%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	180,849	4.65%	8.41%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	164,010	4.22%	4.87%
Total			$1,149,068	29.56%	42.91%
LargeCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$417,184	12.42%	12.03%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	201,865	6.01%	4.57%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	115,111	3.43%	3.35%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	88,166	2.62%	1.42%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	136,372	4.06%	3.82%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	82,630	2.46%	1.89%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	156,117	4.65%	4.68%
	UBS Global Asset Management (Americas) Inc.	UBS Financial Services Inc.	9,690	0.29%	0.16%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	55,264	1.65%	2.92%
Total			$1,207,135	35.94%	31.92%
LargeCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$441	0.02%	0.03%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	5,211	0.27%	0.09%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	72,467	3.77%	3.65%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	72,064	3.75%	3.29%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	27,990	1.46%	1.30%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	145,875	7.58%	3.82%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	99,866	5.19%	7.33%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	109,268	5.68%	4.21%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	23,172	1.20%	1.26%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	78,893	4.10%	5.35%
Total			$635,247	33.02%	30.33%
MidCap
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$39,226	3.32%	5.91%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	11,203	0.95%	1.10%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	30,487	2.58%	2.95%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	208	0.02%	0.10%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,622	0.39%	0.17%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	11,341	0.96%	1.70%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	18,797	1.59%	1.36%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	24,333	2.06%	2.61%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	19,722	1.67%	2.24%
Total			$159,939	13.54%	18.14%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2011 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
MidCap Growth
	American Century Investment Management, Inc.	CIBC World Markets Corp.	$6,283	1.63%	2.39%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	6,772	1.76%	1.56%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8,316	2.16%	2.95%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	5,033	1.31%	2.46%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	17,781	4.62%	3.50%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	15,448	4.01%	2.88%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	5,060	1.31%	1.39%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	13,120	3.41%	2.17%
Total			$77,813	20.21%	19.30%
MidCap Growth III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$177,888	10.62%	4.69%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	12,686	0.76%	0.27%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	166,719	9.95%	13.26%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	42	0.00%	0.00%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	7,613	0.45%	0.23%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	59,545	3.55%	2.73%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	36,217	2.16%	2.24%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	15,842	0.95%	1.28%
	UBS Global Asset Management (Americas) Inc.	UBS FInancial Services Inc.	3,131	0.19%	0.10%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	156,680	9.35%	8.88%
Total			$636,363	20.59%	15.04%
MidCap S&P 400 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$4,075	10.84%	11.23%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	587	1.56%	3.37%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	69	0.18%	0.28%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	2,546	6.77%	6.44%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	1,262	3.36%	0.75%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	37	0.10%	0.25%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	10,598	28.19%	28.11%
Total			$19,174	51.00%	50.43%
MidCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$503	0.03%	0.05%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	58,601	3.03%	2.04%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	96,665	5.00%	3.61%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	53,499	2.76%	3.42%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	109,535	5.66%	5.48%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	106,449	5.50%	3.63%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	1,221	0.06%	0.16%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	36,975	1.91%	2.04%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	72,691	3.76%	2.58%
Total			$536,139	27.71%	23.01%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2011 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
MidCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$7,485	4.49%	5.77%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	4,538	2.72%	2.96%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,391	0.83%	0.91%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	885	0.53%	1.20%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	926	0.56%	0.54%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	7,348	4.41%	6.29%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	10,861	6.52%	9.09%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,576	5.75%	5.90%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	4,933	2.96%	3.32%
Total			$47,943	28.77%	35.98%
Overseas
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$26,174	2.01%	1.96%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	1,405	0.11%	0.05%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	57,163	4.38%	3.05%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	93,530	7.17%	6.90%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	18,881	1.45%	0.86%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	32,466	2.49%	2.06%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi UFJ Securities	4,743	0.36%	0.23%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	162,326	12.45%	18.67%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	12,557	0.96%	0.57%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	75,718	5.81%	9.31%
	Mellon Capital Management Corporation	Westminster Research Associates LLC	4,450	0.34%	0.10%
Total			$489,413	37.53%	43.76%
Principal Capital Appreciation
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$27,127	6.03%	9.75%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	14,122	3.14%	2.99%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	14,162	3.15%	3.24%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	18,997	4.22%	3.78%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	26,210	5.82%	6.12%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	4,071	0.90%	1.50%
Total			$104,689	23.26%	27.38%
Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$28,742	3.05%	4.12%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	20,949	2.22%	2.45%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	32,163	3.41%	5.40%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	2,295	0.24%	0.63%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,863	0.30%	0.45%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	57,123	6.06%	10.02%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	18,612	1.98%	1.56%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	71,457	7.59%	10.69%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	79,828	8.47%	8.48%
Total			$314,032	33.32%	43.80%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2011 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
SmallCap Blend
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$6,616	1.05%	1.51%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	22,859	3.64%	2.39%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	22,690	3.61%	3.63%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	2,432	0.39%	0.84%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	24,116	3.84%	4.24%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	14,187	2.26%	3.02%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	7,233	1.15%	1.42%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	2,474	0.39%	0.20%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	28,523	4.54%	4.73%
Total			$131,130	20.87%	21.98%
SmallCap Growth I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$7,724	0.29%	0.32%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	50,580	1.91%	1.67%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	70,773	2.67%	3.43%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	103,615	3.90%	3.21%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	40,809	1.54%	2.39%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	124,558	4.69%	4.05%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	116,629	4.39%	3.89%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	132,864	5.00%	2.57%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	5,074	0.19%	0.25%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	138,731	5.23%	4.82%
Total			$791,357	29.81%	26.60%
SmallCap S&P 600 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$6,811	19.08%	19.98%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	832	2.33%	4.85%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	5,090	14.26%	12.79%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	30	0.08%	0.12%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	22	0.06%	0.09%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	75	0.21%	0.49%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	10,490	29.38%	28.96%
Total			$23,350	65.40%	67.28%
SmallCap Value II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$19,042	1.56%	1.20%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Citigroup Global Markets Limited	15,214	1.25%	1.24%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	17,596	1.44%	1.12%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services, LLC	430	0.04%	0.03%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	212	0.02%	0.02%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	46,823	3.84%	3.22%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	33,381	2.73%	3.45%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,869	0.81%	0.41%
	UBS Global Asset Management (Americas) Inc.	UBS Securities LLC	4,805	0.39%	0.25%
	Goldman Sachs Asset Management, L.P.	UNX	39,317	3.22%	3.02%
Total			$186,689	15.30%	13.96%

Material differences, if any, between the percentage of a Fund's brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the Sub-Advisor has negotiated with the broker. Commission rates a Sub-Advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker's execution.
The following table indicates the value of each Fund's aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended October 31, 2013.

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Fund	Broker or Dealer	Holdings (in thousands)
Bond & Mortgage Securities Fund	Bank of America Corp	$40,840
	Bank of New York Mellon Corp/The	1,255
	Citigroup Inc	9,940
	Deutsche Bank AG	32,758
	Goldman Sachs Group Inc/The	18,539
	Morgan Stanley	40,494
	UBS AG	9,282
Core Plus Bond Fund I	Bank of America Corp	92,448
	Citigroup Inc	47,705
	Morgan Stanley	3,351
Diversified International Fund	Bank of America Corp	22,788
	Deutsche Bank AG	48,696
Equity Income Fund	Bank of America Corp	21,871
	Deutsche Bank AG	46,736
Global Diversified Income Fund	Bank of America Corp	78,384
	Bank of New York Mellon Corp/The	1,678
	Citigroup Inc	62,250
	Deutsche Bank AG	79,501
	Goldman Sachs Group Inc/The	19,852
	Morgan Stanley	60,996
	UBS AG	24,203
Government & High Quality Bond Fund	Bank of America Corp	14,125
	Citigroup Inc	26,805
	Deutsche Bank AG	8,064
	Morgan Stanley	60,418
High Yield Fund	Bank of America Corp	44,716
	Deutsche Bank AG	95,556
	Morgan Stanley	10,856
	UBS AG	30,897
High Yield Fund I	Bank of America Corp	18,783
	Citigroup Inc	1,794
	Deutsche Bank AG	29,614
Income Fund	Bank of America Corp	42,395
	Citigroup Inc	20,873
	Deutsche Bank AG	28,803
	Goldman Sachs Group Inc/The	25,714
	Morgan Stanley	16,998
Inflation Protection Fund	Bank of America Corp	1,602
International Emerging Markets Fund	Bank of America Corp	7,154
	Deutsche Bank AG	15,287
International Fund I	Bank of America Corp	1,753
	Deutsche Bank AG	11,389
	UBS AG	2,382

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
LargeCap Blend Fund II	Bank of America Corp	5,632
	Bank of New York Mellon Corp/The	366
	Citigroup Inc	14,268
	Deutsche Bank AG	6,873
	Goldman Sachs Group Inc/The	802
	Morgan Stanley	1,134
LargeCap Growth Fund	Bank of America Corp	8,826
	Deutsche Bank AG	18,861
LargeCap Growth Fund I	Bank of America Corp	31,686
	Deutsche Bank AG	67,712
	Morgan Stanley	37,297
LargeCap Growth Fund II	Bank of America Corp	9,673
	Deutsche Bank AG	20,670
LargeCap S&P 500 Index Fund	Bank of America Corp	56,434
	Bank of New York Mellon Corp/The	8,389
	Citigroup Inc	34,014
	Deutsche Bank AG	47,109
	Goldman Sachs Group Inc/The	15,405
	Morgan Stanley	9,161
LargeCap Value Fund	Bank of America Corp	10,673
	Citigroup Inc	84,605
	Deutsche Bank AG	22,807
	Goldman Sachs Group Inc/The	93,191
LargeCap Value Fund I	Bank of America Corp	9,838
	Bank of New York Mellon Corp/The	427
	Citigroup Inc	13,623
	Deutsche Bank AG	17,332
	Goldman Sachs Group Inc/The	10,048
	Morgan Stanley	500
LargeCap Value Fund III	Bank of America Corp	52,528
	Bank of New York Mellon Corp/The	1,252
	Citigroup Inc	22,621
	Deutsche Bank AG	34,753
	Goldman Sachs Group Inc/The	2,480
	Morgan Stanley	1,466
MidCap Fund	Bank of America Corp	6,546
	Deutsche Bank AG	13,988
MidCap Growth Fund	Bank of America Corp	304
	Deutsche Bank AG	649
MidCap Growth Fund III	Bank of America Corp	12,402
	Deutsche Bank AG	26,503
MidCap S&P 400 Index Fund	Bank of America Corp	4,122
	Deutsche Bank AG	8,808
MidCap Value Fund I	Bank of America Corp	10,110
	Bank of New York Mellon Corp/The	1,665
	Deutsche Bank AG	21,605
	Morgan Stanley	236
MidCap Value Fund III	Bank of America Corp	5,074
	Deutsche Bank AG	10,843
Money Market Fund	Bank of America Corp	14,400
	Deutsche Bank AG	53,775
	Goldman Sachs Group Inc/The	28,000

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Overseas Fund	Bank of America Corp	6,233
	Deutsche Bank AG	15,372
	UBS AG	26,305
Principal Capital Appreciation Fund	Bank of America Corp	8,452
	Deutsche Bank AG	18,062
	Goldman Sachs Group Inc/The	9,426
Real Estate Securities Fund	Bank of America Corp	1,438
	Deutsche Bank AG	3,072
Short-Term Income Fund	Bank of America Corp	46,800
	Citigroup Inc	35,328
	Deutsche Bank AG	8,023
	Goldman Sachs Group Inc/The	16,196
	Morgan Stanley	35,573
SmallCap Blend Fund	Bank of America Corp	3,368
	Deutsche Bank AG	7,196
SmallCap Growth Fund I	Bank of America Corp	18,358
	Deutsche Bank AG	39,230
SmallCap S&P 600 Index Fund	Bank of America Corp	2,566
	Deutsche Bank AG	5,483
SmallCap Value Fund II	Bank of America Corp	11,781
	Deutsche Bank AG	25,175
Allocation of Trades
By the Manager (“Principal”). Principal shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors (“PGI”) and, where applicable, Principal and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms' trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal acts as discretionary investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of their respective clients, occasions arise in which Principal and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. Principal and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Principal provides investment advice to the Principal LifeTime Funds, and PGI assists Principal in managing the Principal LifeTime Funds. Conflicts may arise in connection with the services Principal provides to the Principal LifeTime Funds with respect to asset class and target weights for each asset class and investments made in underlying mutual funds. Principal also provides investment advisory services to Funds that have multiple investment advisers (“Multi-Managed Funds”). These services include determining the portion of a Multi-Managed Fund's portfolio to be allocated to an adviser. Conflicts may arise in connection with the services Principal and PGI provide to the Principal LifeTime Funds, and in connection with the services Principal provides to Multi-Managed Funds, for the following reasons:

•
Principal serves as the investment adviser to the underlying mutual funds in which Principal LifeTime Funds invest, and PGI or an affiliated investment adviser may serve as sub-adviser to the mutual funds in which Principal

LifeTime Funds may invest. This raises a potential conflict because Principal's or an affiliated company's profit margin may vary depending upon the underlying fund in which the Principal LifeTime portfolios invest;

•
Principal or an affiliated person may serve as investment adviser to a portion of a Multi-Managed Fund. This raises a potential conflict because Principal's or an affiliated investment adviser's profit margin may vary depending on the extent to which a Multi-Managed Fund's assets are managed by Principal or allocated to an affiliated adviser.

•
A sub-advisor may determine that the asset class PFI has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PFI may place with the sub-advisor for management. When a sub-advisor for two or more PFI Funds imposes such a limit, Principal and/or the sub-advisor may need to determine which Fund will be required to limit its investment in the asset class and the degree to which the Fund will be so limited. Principal and the sub-advisor may face a conflict of interest in making its determination.

In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, Principal and /or PGI does the following:

•
Maintains a documented, systematic methodology for determining into which mutual funds the Principal LifeTime Funds invest that does not give undue consideration to the impact to Principal, PGI, or affiliates.

•
Maintains a documented, systematic methodology for determining the portions of a Multi-Managed Fund to be allocated to a sub-adviser that does not give undue consideration to the impact to Principal or its affiliates;

•
Reminds its investment personnel who provide services to the Principal LifeTime Funds or Multi-Managed Funds of Principal's inherent conflicts of interest, and Principal's duties of loyalty and care as a fiduciary, and obtains a quarterly written affirmation from each portfolio manager that he/she has employed the applicable methodology in good faith in making investment decisions during the preceding quarter; and

•
Principal's Investment Oversight and Risk Committee monitors the services provided to the Principal LifeTime Funds and Multi-Managed Funds to ensure such services conform to the applicable investment methodology, that undue consideration is not given to Principal or its affiliates, and that such services reflect Principal's duties of loyalty and care as a fiduciary.

By the Sub-Advisors and Sub-Sub-Advisors. The portfolio managers of each Sub-Advisor and Sub-Sub-Advisor manage a number of accounts other than the Fund's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocation of investment opportunities and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.
Investments the Sub-Advisor or Sub-Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor or Sub-Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor or Sub-Sub-Advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the Strategic Asset Management (“SAM”) Portfolios. Edge or an affiliate of Edge also serves as Sub-Advisor to some of the funds underlying the SAM Portfolios. Edge may, therefore, face conflicts of interest in fulfilling its responsibilities to the SAM Portfolios and underlying funds because Edge's profit margin may vary depending on the underlying funds in which the SAM Portfolios invest. Principal and Edge are committed to minimizing the potential conflict of interest.

PURCHASE AND REDEMPTION OF SHARES
Purchase of Shares
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price and other share classes of the Funds are purchased at the net asset value ("NAV") per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in "Pricing of Fund Shares."
All income dividends and capital gains distributions, if any, on a Fund's Classes Institutional, R-1, R-2, R-3, R-4, and R-5 shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Classes A, B, C, J, and P shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by the Fund’s Board of Directors.
MidCap Fund
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the
New York Stock Exchange on June 14, 2013 and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Fund will no longer be available for purchases from new investors except in limited circumstances.

•
Shareholders, including those in omnibus accounts, who own shares of the MidCap Fund as of June 14, 2013 (for retail investors, i.e., non-employer sponsored retirement plan investors) or August 15, 2013 (for employer sponsored retirement plan investors), may continue to make purchases, exchanges, and dividend or capital gains reinvestment in existing accounts.

•
Registered Investment Advisor (RIA) and bank trust firms that have an investment allocation to the MidCap Fund in a fee-based, wrap or advisory account, may continue to add new clients, purchase shares, and exchange into the MidCap Fund. The MidCap Fund will not be available to new RIA and bank trust firms.

•
Shareholders through accounts at private banks may continue to purchase shares and exchange into the MidCap Fund. Private banks that have an investment allocation to the MidCap Fund may add new clients. The MidCap Fund will not be available to private bank or private bank platforms not already investing in the MidCap Fund.

•
Shareholders in broker/dealer wrap or fee-based programs that have an investment allocation to the MidCap Fund may continue to purchase shares and exchange into the MidCap Fund. Existing broker/dealer wrap or fee-based programs may add new participants.

•
Shareholders in certain types of retirement plans (including 401(k)s, SEPs, SIMPLEs, 403(b)s, etc.) may continue to purchase shares and exchange into the MidCap Fund. New participants in these plans may elect to purchase shares of the MidCap Fund.

•	Retirement plans in transition as of the closure date will have until August 15, 2013, to fund any new accounts.

•	Investors who open a new IRA transfer or rollover account by the close of business on June 14, 2013, will have until August 15, 2013, to fund these accounts.

•
Shareholders within brokerage accounts may continue to purchase shares of the MidCap Fund; however, new brokerage accounts will not be permitted to begin investing in the MidCap Fund after June 14, 2013.

•	529 plans that include the MidCap Fund within their investment options may continue to purchase shares and exchange into the MidCap Fund.

•	Funds of funds, such as the Strategic Asset Management (SAM) Portfolios and Principal LifeTime Funds, may continue to invest in the MidCap Fund.

Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Pricing of Fund Shares."
The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Exchange of Shares
If you hold Fund shares other than Class P shares but become eligible to invest in Class P shares, you may exchange your Fund shares for Class P shares of the same Fund, if the Fund offers Class P shares in your state. If the Fund does not offer Class P shares of the same Fund in your state, if the same Fund offers Class A shares in your state and if you become eligible to invest in Class A shares with no initial sales charge, you may exchange your Fund shares for Class A shares of the same Fund. Both the exchange into Class P or into Class A, if applicable, are subject to the following conditions:

•	Your financial intermediary must notify Principal Funds of your intent to exchange into Class P shares or, if applicable as described above, Class A shares prior to attempting the exchange;

•	While no initial sales charge (load) will apply to such an exchange, depending on the circumstances, other sales charges may apply.
You should check with your financial intermediary to see if the exchange you wish to complete will satisfy the conditions.
While such an exchange may not be considered a taxable event for income tax purposes, you should consult with your tax adviser regarding possible federal, state, local and foreign tax consequences.
If after purchasing Class P shares you become ineligible to invest in Class P shares, you may be permitted to exchange from Class P shares into other share classes issued by the same Fund if your financial intermediary determines you qualify for such an exchange.
Your ability to exchange between share classes of the same Fund may be limited by the operational limitations of your financial intermediary. Please consult your financial professional for more information.
PRICING OF FUND SHARES
Each Fund's shares are bought and sold at the current net asset value ("NAV") per share. Each Fund's NAV for each class is calculated each day the New York Stock Exchange ("NYSE") is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day; Martin Luther King, Jr. Day; Washington's Birthday/Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
For all Funds except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.
Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.
A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and Principal or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.
Money Market Fund
The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds described above. All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.
Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 60 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.
The Board of Directors has established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to Principal to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds ½ of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

The Board of Directors has approved policies and procedures for Principal to conduct monthly stress testing of the Money Market Fund’s ability to maintain a stable net asset value per share.
TAX CONSIDERATIONS
Taxation of the Funds
It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.
Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed.
The Fund is required in certain cases to withhold and remit to the U.S. Treasury 28% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."
Taxation of Shareholders
A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.
If a shareholder a) incurs a sales charge in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired, and c) subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.
Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.
Qualification as a Regulated Investment Company
The Funds intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, (the IRC). To qualify as RICs, the Funds must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Funds' ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC.

Special Tax Considerations for the California Municipal and Tax-Exempt Bond Funds
The California Municipal and Tax-Exempt Bond Funds also intend to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.
If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of any of these Funds is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Internal Revenue Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.
International Funds
Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.
Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

PORTFOLIO HOLDINGS DISCLOSURE
The portfolio holdings of the SAM Portfolios, Principal LifeTime Funds and any other fund that is a fund of funds, are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Fund’s portfolio on the www.principal.com website and on the www.principalfunds.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. The Funds may also occasionally publish information on the websites concerning the removal, addition or change in weightings of Underlying Funds in which the SAM Portfolios, Principal LifeTime Funds, or other funds of funds invest. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website. Principal Funds Money Market Fund also publishes on the website www.principal.com, within five business days after the end of each month, certain information required to be made publicly available by SEC rule. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund's holdings. This information may be made available at any time (or without delay).
Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)
Daily to the Fund's portfolio pricing services, Interactive Data Corporation, J.J. Kenny, Standard & Poor’s Securities Evaluations, Inc., Markit Partners, and J.P. Morgan PricingDirect, Inc. to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies; and

5)	To the Fund's custodian, and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.
The Fund is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, Principal or the Fund's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's or Principal’s Chief Compliance Officer ("CCO") must approve such disclosure, in writing before it occurs. The Fund currently has disclosure agreements with the following:

Abel Noser	ITG
Advent	ITG Plexus
Advent Custodial Data (ACD)	JPMorgan Worldwide Securities Services
Barclays	Lend Amend
Barra	LexisNexis
BDO	Mathias & Carr
Bloomberg	Mellon Analytical Solutions
Broadridge Financial Solutions, Inc.	Misys International Banking Systems, Inc.
Brown Brothers Harriman	Morningstar, Inc.
Charles River Development	Omgeo LLC
Charles River Systems, Inc.	PricewaterhouseCoopers
Citibank	Principal Global Investors, LLC
Compliance Science	RiskMetrics
Confidential Shredding	RR Donnelley and Sons
Confluence Technologies	Russell Implementation Services
Cortland Capital Market Services LLC	Securities Class Action Services, LLC
Deloitte	State Street
Diversified Information Technologies, Inc.	State Street Investment Management Solutions
Eagle Investment Systems Corp.	SunGard Investment Management Systems
Electra Information Systems	SunGard Personal Trading System
Electra Securities & Reconciliation System	SunGard/Protogent PTA
Eze Castle Software LLC	Syntel Inc.
Eze Software Group	Thomson
FactSet	Thomson Baseline
Financial Recovery Technologies (FRT)	Thomson Reuters Analysis
Financial Tracking Technologies LLC	Wilshire
Fiserv	Wolters Kluwer
INDATA	WSO Corporation
Infinit-O	Yield Book
Investment Company Institute (ICI)	Zeno Consulting Group
Iron Mountain
Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.
The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying funds in which the SAM Portfolios may invest to facilitate Edge's management of the SAM Portfolios. Edge may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM Portfolios.
The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor Principal nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.

PROXY VOTING POLICIES AND PROCEDURES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Principal or to that Fund's Sub-Advisor, as appropriate. Principal and each Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.
The Principal LifeTime Funds and SAM Portfolios invest in shares of other Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2013, is available, without charge, upon request, by calling 1-800-222-5852 or on the SEC website at http://www.sec.gov.
FINANCIAL STATEMENTS
The financial statements of the Fund at October 31, 2013, are incorporated herein by reference to the Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP (220 South Sixth Street, Suite 1400, Minneapolis, MN 55402), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.
GENERAL INFORMATION
MidCap S&P 400 Index Fund, LargeCap S&P 500 Index Fund, and SmallCap S&P 600 Index Fund Only. The Funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index, or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and Principal is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index which are determined, composed, and calculated by S&P without regard to Principal Life Insurance Company, Principal, or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, Principal or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index, or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX, OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, PRINCIPAL, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Control Persons
The following list identifies shareholders who own more than 25% of the voting securities of the Fund as of May 6, 2014. It is presumed that a person who owns more than 25% of the voting securities of a fund controls the fund. A control person could control the outcome of proposals presented to shareholders for approval. The information is listed in alphabetical order by fund.

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
CALIFORNIA MUNICIPAL	48.50%	JP MORGAN CLEARING CORP	NEW YORK	JPMorgan Chase & Co.
		OMNIBUS ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

CORE PLUS BOND I	47.33%	DCGT AS TTEE AND/OR CUST	DELAWARE	DELAWARE CHARTER
		FBO ANDY WARHOL FOUNDATION		GUARANTEE AND TRUST
		RETIREMENT PLAN
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	31.68%	DELAWARE CHARTER GUARANTEE TRUST	DELAWARE	DELAWARE CHARTER
		CUST FBO LAWRENCE E SABIN JR		GUARANTEE AND TRUST
		401(K) PLAN
		PO BOX 593, MODESTO CA 95353-0593

EQUITY INCOME	32.88%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	DELAWARE CHARTER
		GOLD STAR ELECTRIC PPS		GUARANTEE AND TRUST
		CHARLES P CHAMBERS
		PO BOX 231223
		ANCHORAGE AK 99523-1223

GOVERNMENT & HIGH	25.57%	SAM BALANCED PORTFOLIO PIF	MARYLAND	PRINCIPAL FUNDS, INC.
QUALITY BOND		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD I	27.96%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

HIGH YIELD I	33.58%	DCGT AS TTEE AND/OR CUST	DELAWARE	DELAWARE CHARTER
		FBO PLIC VARIOUS RETIREMENT PLANS		GUARANTEE AND TRUST
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST, DES MOINES IA 50392-0001

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
INFLATION PROTECTION	26.14%	DCGT AS TTEE AND/OR CUST	DELAWARE	DELAWARE CHARTER
		FBO SUPERIOR OFFICERS COUNCIL CUST		GUARANTEE AND TRUST
		INV FOF
		ATTN NPIO TRADE DESK
		711 HIGH ST, DES MOINES IA 50392-0001

INTERNATIONAL I	77.07%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP BLEND II	68.40%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP GROWTH I	33.13%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRIN SELECT SVNG EXC PLAN
		INDV PLAN
		ATTN MARK HARRISON
		453 7TH ST, DES MOINES IA 50309-4110

LARGECAP GROWTH II	62.13%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP S&P 500 INDEX	29.76%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	DELAWARE CHARTER
		CUST FBO JENNIFER MOWERY ORECHWA		GUARANTEE AND TRUST
		401(K) PLAN
		740 GLASTONBURY CT
		CUMMING GA 30041-9746

LARGECAP VALUE I	93.32%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LIFETIME 2010	53.89%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRIN SELECT SVNG EXC PLAN INDV
		PLAN
		ATTN MARK HARRISON
		453 7TH ST
		DES MOINES IA 50309-4110

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)

LIFETIME 2010	27.61%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	DELAWARE CHARTER
		SUNRISE GOLF INC INDIV 401K PSP		GUARANTEE AND TRUST
		FBO MARK A TANSEY
		2912 SPRING WATER DR
		TOLEDO OH 43617-1350

LIFETIME 2015	42.81%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

LIFETIME 2015	54.63%	DCGT AS TTEE AND/OR CUST	DELAWARE	DELAWARE CHARTER
		FBO PLIC VARIOUS RETIREMENT PLANS		GUARANTEE AND TRUST
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LIFETIME 2020	54.33%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LIFETIME 2020	29.70%	DELWARE CHARTER GUAR & TRUST	DELAWARE	DELAWARE CHARTER
		HENDRICKS CNTY TOURISM COMM PSP		GUARANTEE AND TRUST
		FBO REBECCA J HARRIS
		8 W MAIN ST
		DANVILLE IN 46122-1704

LIFETIME 2025	44.56%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

LIFETIME 2025	52.47%	DCGT AS TTEE AND/OR CUST	DELAWARE	DELAWARE CHARTER
		FBO PRINCIPAL FINANCIAL GROUP		GUARANTEE AND TRUST
		NON-QUALIFIED FIA OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
LIFETIME 2030	56.05%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LIFETIME 2030	26.82%	DELAWARE CHARTER GUAR & TRUST CO	DELAWARE	DELAWARE CHARTER
		JOLENE A DOSDALL INDIV 401K INC		GUARANTEE AND TRUST
		FBO JOLENE A DOSDALL
		5149 MANOR BROOK DR NW
		ROCHESTER MN 55901-3213

LIFETIME 2035	46.35%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

LIFETIME 2035	50.21%	DCGT AS TTEE AND/OR CUST	DELAWARE	DELAWARE CHARTER
		FBO PLIC VARIOUS RETIREMENT PLANS		GUARANTEE AND TRUST
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LIFETIME 2040	57.24%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LIFETIME 2040	27.18%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	DELAWARE CHARTER
		SUNRISE GOLF INC INDIV 401K PSP		GUARANTEE AND TRUST
		FBO MARK A TANSEY
		2912 SPRING WATER DR
		TOLEDO OH 43617-1350

LIFETIME 2045	46.88%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
LIFETIME 2045	49.34%	DCGT AS TTEE AND/OR CUST	DELAWARE	DELAWARE CHARTER
		FBO PLIC VARIOUS RETIREMENT PLANS		GUARANTEE AND TRUST
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LIFETIME 2050	63.29%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LIFETIME 2050	25.60%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	DELAWARE CHARTER
		SUNRISE GOLF INC INDIV 401K PSP		GUARANTEE AND TRUST
		FBO MARK A TANSEY
		2912 SPRING WATER DR
		TOLEDO OH 43617-1350

LIFETIME 2055	59.64%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

LIFETIME 2055	36.28%	DCGT AS TTEE AND/OR CUST	DELAWARE	DELAWARE CHARTER
		FBO PRINCIPAL FINANCIAL GROUP		GUARANTEE AND TRUST
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES, IA 50392-0001

LIFETIME 2060	70.42%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRIN SELECT SVNG EXCESS PLAN INDV
		ATTN MARK HARRISON
		453 7TH ST
		DES MOINES IA 50309-4110

LIFETIME STRATEGIC	62.72%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
INCOME		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
MIDCAP GROWTH	26.89%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	DELAWARE CHARTER
		PAUL MANRING BUSINESS INDIV 401K		GUARANTEE AND TRUST
		FBO PAUL H MANRING
		15415 73RD ST
		KENOSHA WI 53142-8841

MIDCAP GROWTH III	46.46%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

MIDCAP S&P 400 INDEX	46.92%	DELAWARE CHARTER GUAR & TRUST CO	DELAWARE	DELAWARE CHARTER
		PHILIP KEITH GOOD INDY 401K PLAN		GUARANTEE AND TRUST
		FBO PHILIP KEITH GOOD
		505 E GROVE ST
		BLOOMINGTON IL 61701-5317

MIDCAP VALUE I	73.99%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

OVERSEAS FUND	93.28%	DCGT AS TTEE AND/OR CUST	DELAWARE	DELAWARE CHARTER
		FBO PRINCIPAL FINANCIAL GROUP		GUARANTEE AND TRUST
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I	41.94%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL LIFE INS. CO.
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

SMALLCAP S&P 600 INDEX	45.81%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	DELAWARE CHARTER
		PAUL MANRING BUSINESS INDIV 401K		GUARANTEE AND TRUST
		FBO PAUL H MANRING
		15415 73RD ST
		KENOSHA WI 53142-8841

SMALLCAP VALUE II	34.84%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRIN SELECT SVNG EXCESS PLAN INDV
		ATTN MARK HARRISON
		453 7TH ST
		DES MOINES IA 50309-4110

The Directors and Officers of the Fund, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption "Choosing a Share Class and the Costs of Investing" in the prospectus for Classes A, B, C, J, and P shares.
The Principal LifeTime Funds, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, neither the Principal LifeTime Funds, SAM Portfolios nor Principal Life Insurance Company exercise voting discretion.
The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund."
Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").
Principal Holders of Securities
The Fund is unaware of any persons who own beneficially (but are not shareholders of record) more than 5% of the Fund's outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund's outstanding shares as of May 6, 2014. The list is presented in alphabetical order by fund.

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
BOND & MORTGAGE SECURITIES (B)	11.58%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

BOND & MORTGAGE SECURITIES (C)	16.39%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

BOND & MORTGAGE SECURITIES (C)	6.12%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

BOND & MORTGAGE SECURITIES (C)	7.26%	PRINCIPAL LIFE INSURANCE CO CUST	2920 E SHERIDAN AVE
		IRA IN TAIK LEE	DES MOINES IA 50317-3747

BOND & MORTGAGE SECURITIES	8.62%	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES	28.81%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES	6.39%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES	5.04%	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

BOND & MORTGAGE SECURITIES	18.14%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES	5.17%	LIFETIME 2015 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES	5.46%	LIFETIME 2025 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES	5.58%	THE PRINCIPAL TRST FOR POST-RET	ATTN STEPHANIE WATTS S-001-S60
(INSTITUTIONAL)		FOR MEDICAL BENEFITS FOR EMPLOYEES	PRINCIPAL FINANCIAL GROUP
		61021	DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (R-1)	96.12%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (R-2)	99.62%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (R-3)	82.82%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (R-4)	92.81%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (R-5)	82.67%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

CALIFORNIA MUNICIPAL (A)	49.64%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

CALIFORNIA MUNICIPAL (A)	6.11%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (A)	6.62%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

CALIFORNIA MUNICIPAL (A)	10.8%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
CALIFORNIA MUNICIPAL (A)	9.09%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST
			BUILDING ONE, 2ND FLOOR
			JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (B)	10.17%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

CALIFORNIA MUNICIPAL (B)	72.42%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

CALIFORNIA MUNICIPAL (B)	5.94%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

CALIFORNIA MUNICIPAL (B)	5.55%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

CALIFORNIA MUNICIPAL (C)	7.85%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

CALIFORNIA MUNICIPAL (C)	24.46%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

CALIFORNIA MUNICIPAL (C)	10.22%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (C)	12.07%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

CALIFORNIA MUNICIPAL (C)	19.24%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

CALIFORNIA MUNICIPAL (C)	6.97%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

CALIFORNIA MUNICIPAL (C)	8.86%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

CORE PLUS BOND I	5.49%	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

CORE PLUS BOND I	18.12%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND I	9.74%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND I	46.01%	PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

CORE PLUS BOND I (R-1)	95.97%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

CORE PLUS BOND I (R-2)	8.45%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

CORE PLUS BOND I (R-2)	91.30%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

CORE PLUS BOND I (R-3)	92.89%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

CORE PLUS BOND I (R-4)	91.52%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

CORE PLUS BOND I (R-5)	97.41%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (A)	6.30%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL (B)	22.34%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

DIVERSIFIED INTERNATIONAL (B)	11.28%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL (C)	18.07%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
DIVERSIFIED INTERNATIONAL	8.44%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	7.77%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	9.85%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	5.79%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	9.39%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	8.12%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (P)	9.94%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

DIVERSIFIED INTERNATIONAL (P)	38.54%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

DIVERSIFIED INTERNATIONAL (P)	7.43%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

DIVERSIFIED INTERNATIONAL (P)	33.15%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

DIVERSIFIED INTERNATIONAL (R-1)	94.09%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-2)	96.74%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-3)	89.47%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

DIVERSIFIED INTERNATIONAL (R-4)	87.93%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-5)	92.19%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (A)	5.15%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

EQUITY INCOME (A)	20.48%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

EQUITY INCOME (A)	10.37%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

EQUITY INCOME (A)	17.73%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

EQUITY INCOME (B)	62.29%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

EQUITY INCOME (C)	8.93%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

EQUITY INCOME (C)	6.50%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

EQUITY INCOME (C)	14.18%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

EQUITY INCOME (C)	11.27%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

EQUITY INCOME (C)	6.22%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

EQUITY INCOME (C)	15.45%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
EQUITY INCOME (INSTITUTIONAL)	5%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (INSTITUTIONAL)	36.36%	PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

EQUITY INCOME (INSTITUTIONAL)	14.38%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (INSTITUTIONAL)	12.83%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (INSTITUTIONAL)	8.96%	SAM STRATEGIC GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (P)	6.99%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

EQUITY INCOME (P)	7.69%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

EQUITY INCOME (P)	11.82%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

EQUITY INCOME (P)	7.29%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

EQUITY INCOME (P)	22.97%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

EQUITY INCOME (P)	22.38%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

EQUITY INCOME (P)	16.78%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

EQUITY INCOME (R-1)	84.78%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
EQUITY INCOME (R-2)	71.74%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (R-2)	9.04%	GREAT-WEST TRUST CO LLC FBO PUTNAM	8515 E ORCHARD RD 2T2
		FBO RECORDKEEPING FOR VARIOUS BENEF	GREENWOOD VILLAGE CO 80111-5002

EQUITY INCOME (R-2)	17.94%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

EQUITY INCOME (R-3)	85.57%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (R-4)	5.15%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (R-4)	85.43%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (R-5)	94.01%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (A)	6.09%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

GLOBAL DIVERSIFIED INCOME (A)	5.98%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

GLOBAL DIVERSIFIED INCOME (A)	16.5%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (A)	6.67%	LPL FINANCIAL	9785 TOWNE CENTRE DRIVE
		A/C 1000-0005	SAN DIEGO CA 92121-1968

GLOBAL DIVERSIFIED INCOME (A)	7.99%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GLOBAL DIVERSIFIED INCOME (A)	24.32%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
GLOBAL DIVERSIFIED INCOME (A)	7.52%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME (C)	13.16%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

GLOBAL DIVERSIFIED INCOME (C)	6.32%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (C)	18.8%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GLOBAL DIVERSIFIED INCOME (C)	8.91%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (C)	6.76%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

GLOBAL DIVERSIFIED INCOME (C)	22.58%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME	7.71%	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME	13.07%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME	5.1%	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME	22.27%	FIRST CLEARING LLC	2801 MARKET ST
(INSTITUTIONAL)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GLOBAL DIVERSIFIED INCOME	6.44%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME	8.18%	SAM FLEXIBLE INCOME PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
GLOBAL DIVERSIFIED INCOME	11.76%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
(INSTITUTIONAL)		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

GLOBAL DIVERSIFIED INCOME (P)	16.94%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

GLOBAL DIVERSIFIED INCOME (P)	8.3%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

GLOBAL DIVERSIFIED INCOME (P)	18.75%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GLOBAL DIVERSIFIED INCOME (P)	7.58%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

GLOBAL DIVERSIFIED INCOME (P)	32.34%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES (A)	10.07%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

GLOBAL REAL ESTATE SECURITIES (A)	12.08%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (A)	7.24%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

GLOBAL REAL ESTATE SECURITIES (A)	17.19%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FBO CUSTOMERS	101 MONTGOMERY STREET
			SAN FRANCISCO CA 94104-4151

GLOBAL REAL ESTATE SECURITIES (A)	14.11%	TD AMERITRADE INC FOR THE	PO BOX 2226
		EXCLUSIVE BENEFIT OF OUR CLIENTS	OMAHA NE 68103-2226

GLOBAL REAL ESTATE SECURITIES (C)	5.51%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

GLOBAL REAL ESTATE SECURITIES (C)	7.19%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (C)	7.22%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

GLOBAL REAL ESTATE SECURITIES (C)	48.05%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

GLOBAL REAL ESTATE SECURITIES (C)	6.2%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES	12.16%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES	12.3%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES	6.63%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES	18.12%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES	5.24%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (P)	11.54%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

GLOBAL REAL ESTATE SECURITIES (P)	5.99%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (P)	11.82%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

GLOBAL REAL ESTATE SECURITIES (P)	15.06%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GLOBAL REAL ESTATE SECURITIES (P)	31.22%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

GLOBAL REAL ESTATE SECURITIES (P)	16.51%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

GOVERNMENT & HIGH QUALITY BOND	14.95%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
(A)		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

GOVERNMENT & HIGH QUALITY BOND	18.88%	PERSHING LLC	1 PERSHING PLZ
(A)			JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY BOND	19.08%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
(B)		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

GOVERNMENT & HIGH QUALITY BOND	25.34%	PERSHING LLC	1 PERSHING PLZ
(B)			JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY BOND	7.38%	FIRST CLEARING LLC	2801 MARKET ST
(B)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GOVERNMENT & HIGH QUALITY BOND	5.13%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
(C)		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

GOVERNMENT & HIGH QUALITY BOND	24.09%	PERSHING LLC	1 PERSHING PLZ
(C)			JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY BOND	22.07%	FIRST CLEARING LLC	2801 MARKET ST
(C)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GOVERNMENT & HIGH QUALITY BOND	39.20%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND	21.37%	SAM CONS BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND	8.94%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND	26.17%	SAM FLEXIBLE INCOME PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND	6.59%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
(P)		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
GOVERNMENT & HIGH QUALITY BOND	67.09%	FIRST CLEARING LLC	2801 MARKET ST
(P)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GOVERNMENT & HIGH QUALITY BOND	6.53%	RAYMOND JAMES	ATTN: COURTNEY WALLER
(P)		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

GOVERNMENT & HIGH QUALITY BOND	6.75%	MG TRUST COMPANY CUST FBO	717 17TH ST STE 1300
(P)		STATE MECHANICAL CONTRACTORS INC	DENVER CO 80202-3304

GOVERNMENT & HIGH QUALITY BOND	11.02%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
(P)		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

GOVERNMENT & HIGH QUALITY BOND	95.31%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R-1)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND	93.10%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R-2)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND	5.44%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R-3)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND	78.81%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R-3)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND	88.77%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R-4)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND	6.21%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R-5)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND	67.26%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R-5)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

HIGH YIELD (A)	9.97%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010
HIGH YIELD (A)	24.06%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (A)	5.08%	LPL FINANCIAL	9785 TOWNE CENTRE DRIVE
		A/C 1000-0005	SAN DIEGO CA 92121-1968

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

HIGH YIELD (A)	10.17%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

HIGH YIELD (A)	10.22%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

HIGH YIELD (B)	6.25%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

HIGH YIELD (B)	11.05%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

HIGH YIELD (B)	17.00%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (B)	30.51%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

HIGH YIELD (B)	11.59%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

HIGH YIELD (C)	7.86%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

HIGH YIELD (C)	6.45%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

HIGH YIELD (C)	11.95%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (C)	6.84%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

HIGH YIELD (C)	25.24%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

HIGH YIELD (C)	6.60%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
HIGH YIELD (C)	5.56%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

HIGH YIELD (C)	12.42%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

HIGH YIELD (INSTITUTIONAL)	9.23%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (INSTITUTIONAL)	5.17%	SAM CONS BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (INSTITUTIONAL)	9.78%	SAM FLEXIBLE INCOME PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (INSTITUTIONAL)	7.81%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

HIGH YIELD (INSTITUTIONAL)	8.05%	NATIONWIDE TRUST COMPANY FSB	C/O IPO ACCOUNTING
			PO BOX 182029
			COLUMBUS OH 43218-2029

HIGH YIELD (INSTITUTIONAL)	12.23%	TD AMERITRADE INC FOR THE	PO BOX 2226
		EXCLUSIVE BENEFIT OF OUR CLIENTS	OMAHA NE 68103-2226

HIGH YIELD (P)	32.7%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (P)	29.38%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

HIGH YIELD (P)	5.85%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

HIGH YIELD (P)	19.15%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

HIGH YIELD I (A)	95.86%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD I (INSTITUTIONAL)	7.65%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

HIGH YIELD I (INSTITUTIONAL)	7.64%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD I (INSTITUTIONAL)	6.24%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD I (INSTITUTIONAL)	5.61%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD I (INSTITUTIONAL)	28.54%	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

INCOME (A)	20.01%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

INCOME (A)	19.19%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INCOME (B)	28.44%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

INCOME (B)	15.7%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INCOME (B)	16.15%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

INCOME (B)	5.73%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

INCOME (C)	23.92%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INCOME (C)	14.53%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

INCOME (INSTITUTIONAL)	10.77%	PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
INCOME (INSTITUTIONAL)	30.52%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (INSTITUTIONAL)	16.61%	SAM CONS BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (INSTITUTIONAL)	7.52%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (INSTITUTIONAL)	26.83%	SAM FLEXIBLE INCOME PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (P)	8.77%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

INCOME (P)	5.17%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INCOME (P)	6.55%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

INCOME (P)	46.54%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

INCOME (P)	8%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

INCOME (P)	12.16%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

INCOME (R-1)	96.35%	ING NATIONAL TRUST	1 ORANGE WAY
			WINDSOR CT 06095-4773

INCOME (R-2)	81.07%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP QUALIFIED	711 HIGH ST
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

INCOME (R-2)	14.29%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
INCOME (R-3)	93.47%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

INCOME (R-4)	97.91%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

INCOME (R-5)	92.03%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

INFLATION PROTECTION (A)	5.13%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

INFLATION PROTECTION (A)	22.21%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INFLATION PROTECTION (A)	10.26%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

INFLATION PROTECTION (C)	13.96%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INFLATION PROTECTION (C)	13.82%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3

INFLATION PROTECTION	8.73%	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION	22.58%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION	5.4%	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION	14.67%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION	6.76%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION	10.9%	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

INFLATION PROTECTION (R-1)	95.99%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

INFLATION PROTECTION (R-2)	18.98%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

INFLATION PROTECTION (R-2)	75.81%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

INFLATION PROTECTION (R-3)	7.36%	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525
		FBO ATLANTIC ANALYTICAL LABORATORY	PITTSBURGH PA 15222-4228
		401 K PROFIT SHARING PLAN & TRUST

INFLATION PROTECTION (R-3)	87.16%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

INFLATION PROTECTION (R-4)	14.24%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO INSURITY INC DEF COMP PLAN	1013 CENTRE RD
			WILMINGTON DE 19805-1265

INFLATION PROTECTION (R-4)	78.54%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

INFLATION PROTECTION (R-5)	5.05%	COMANCHE COUNTY HOSPITAL AUTHORITY	ATTN DONNA WADE
		FBO COMANCHE COUNTY HOSPITAL	3401 W GORE BLVD
		AUTHORITY EMPLOYEE EXCESS PLAN	LAWTON OK 73505-6300

INFLATION PROTECTION (R-5)	71.01%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO SUPERIOR OFFICERS COUNCIL CUST	711 HIGH ST
		INV FOF	DES MOINES IA 50392-0001

INFLATION PROTECTION (R-5)	18.95%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS	16.94%	PERSHING LLC	1 PERSHING PLZ
(A)			JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING MARKETS	20.66%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
(B)		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

INTERNATIONAL EMERGING MARKETS	15.62%	PERSHING LLC	1 PERSHING PLZ
(B)			JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING MARKETS	27.5%	PERSHING LLC	1 PERSHING PLZ
(C)			JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING MARKETS	10.49%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

INTERNATIONAL EMERGING MARKETS	10.46%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS	5.27%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS	13.27%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS	6.16%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS	5.39%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS	5.56%	SAM STRATEGIC GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS	8.87%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
(P)			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

INTERNATIONAL EMERGING MARKETS	17.49%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
(P)		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

INTERNATIONAL EMERGING MARKETS	6.64%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
(P)		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

INTERNATIONAL EMERGING MARKETS	20.53%	FIRST CLEARING LLC	2801 MARKET ST
(P)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

INTERNATIONAL EMERGING MARKETS	21.58%	RAYMOND JAMES	ATTN: COURTNEY WALLER
(P)		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

INTERNATIONAL EMERGING MARKETS	15.55%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
(P)		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

INTERNATIONAL EMERGING MARKETS	92.14%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
(R-1)		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

INTERNATIONAL EMERGING MARKETS	94.93%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
(R-2)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS	83.7%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
(R-3)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS	84.37%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
(R-4)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS	86.05%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
(R-5)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

INTERNATIONAL I (INSTITUTIONAL)	13.59%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INTERNATIONAL I (INSTITUTIONAL)	83.33%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

INTERNATIONAL I (R-1)	98.78%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

INTERNATIONAL I (R-2)	98.45%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

INTERNATIONAL I (R-3)	8.15%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO DC OF IA TELECOMMUNICATIONS	1013 CENTRE RD
		SERVICES	WILMINGTON DE 19805-1265

INTERNATIONAL I (R-3)	76.48%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

INTERNATIONAL I (R-4)	94.96%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

INTERNATIONAL I (R-5)	86.1%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

INTERNATIONAL I (R-5)	6.61%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (INSTITUTIONAL)	93.48%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP BLEND II (R-1)	97.98%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R-2)	98.91%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP QUALIFIED	711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R-3)	93.81%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R-4)	5.18%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R-4)	93.19%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R-5)	91.97%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH (A)	16.78%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

LARGECAP GROWTH (B)	32.02%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001
			JERSEY CITY NJ 07399-0001

LARGECAP GROWTH (C)	12.16%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP GROWTH (C)	5.57%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

LARGECAP GROWTH (C)	17.9%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

LARGECAP GROWTH (C)	12.98%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (INSTITUTIONAL)	6.07%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP GROWTH (INSTITUTIONAL)	7.55%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (INSTITUTIONAL)	13.64%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (INSTITUTIONAL)	12.18%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (INSTITUTIONAL)	12.86%	SAM STRATEGIC GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (INSTITUTIONAL)	13.6%	MAC & CO A/C NYPF	ATTN MUTUAL FUND OPERATIONS
		FBO NY STATE DEFERRED COMP PLAN	PO BOX 3198
			PITTSBURGH PA 15230-3198

LARGECAP GROWTH (P)	6.24%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

LARGECAP GROWTH (P)	7.03%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

LARGECAP GROWTH (P)	71.17%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

LARGECAP GROWTH (P)	13.46%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (R-1)	94.13%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

LARGECAP GROWTH (R-2)	99.25%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP GROWTH (R-3)	94.2%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP GROWTH (R-4)	86.46%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP GROWTH (R-5)	95.47%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP GROWTH I (A)	28.27%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP GROWTH I (A)	17.83%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

LARGECAP GROWTH I (INSTITUTIONAL)	8.75%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (INSTITUTIONAL)	8.39%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (INSTITUTIONAL)	11.47%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (INSTITUTIONAL)	36.57%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

LARGECAP GROWTH I (INSTITUTIONAL)	5.2%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (INSTITUTIONAL)	10.8%	NFS LLC FEBO	440 MAMARONECK AVE
		STATE STREET BANK TRUST CO	HARRISON NY 10528-2418
		TTEE VARIOUS RETIREMENT PLANS

LARGECAP GROWTH I (R-1)	82.27%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-1)	6.84%	FIIOC	100 MAGELLAN WAY
		FBO TOM BELL GROUP	COVINGTON KY 41015-1987
		401K RETIREMENT PLAN

LARGECAP GROWTH I (R-2)	8.64%	PIMS/PRUDENTIAL RETIREMENT	998 W MISSION BAY DR
		AS NOMINEE FOR THE TTEE/CUST PL 880	SAN DIEGO CA 92109-7803
		EVANS HOTELS 401 K

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP GROWTH I (R-2)	20.05%	PIMS/PRUDENTIAL RETIREMENT	1577 SPRING HILL RD STE 500
		AS NOMINEE FOR THE TTEE/CUST PL 007	VIENNA VA 22182-2284
		RATNER COMPANIES 401 K

LARGECAP GROWTH I (R-2)	66.13%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-3)	83.42%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-4)	80.58%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-4)	5.95%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		FBO CHARLES SCHWAB & CO INC	101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

LARGECAP GROWTH I (R-5)	80.48%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (INSTITUTIONAL)	65.87%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

LARGECAP GROWTH II (INSTITUTIONAL)	10.33%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH II (INSTITUTIONAL)	8.69%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH II (INSTITUTIONAL)	6.28%	SAM STRATEGIC GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-1)	6.16%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-1)	93.8%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH ST
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-2)	96.5%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP GROWTH II (R-3)	94.22%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-4)	96.68%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-5)	90.55%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (A)	5.72%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP S&P 500 INDEX (C)	25.06%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP S&P 500 INDEX (C)	10.64%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

LARGECAP S&P 500 INDEX (C)	7.6%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

LARGECAP S&P 500 INDEX	17.27%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX	13.91%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX	7.02%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX	19.62%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX	18.23%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R-1)	81.74%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO PFG PRINCIPAL ADVANTAGE OMNIBUS	DES MOINES IA 50392-0001
		CLIENT 904

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP S&P 500 INDEX (R-1)	5.65%	STATE STREET BANK TTEE CUST	1 LINCOLN ST
		FBO ACCESS ADP 401(K) PLAN	BOSTON MA 02111-2901

LARGECAP S&P 500 INDEX (R-2)	94.37%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R-3)	7.33%	MG TRUST COMPANY CUST	717 17TH STREET
		FBP ATU NATIONAL 401(K) PENSION PLAN	SUITE 1300
			DENVER CO 80202-3304

LARGECAP S&P 500 INDEX (R-3)	70.75%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R-4)	86.57%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R-5)	77.31%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE (A)	5.03%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP VALUE (B)	13.98%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP VALUE (C)	48.01%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP VALUE (INSTITUTIONAL)	8.8%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (INSTITUTIONAL)	8.06%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (INSTITUTIONAL)	10.84%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (INSTITUTIONAL)	15.41%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (INSTITUTIONAL)	13.28%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP VALUE (INSTITUTIONAL)	11.24%	SAM STRATEGIC GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (R-1)	99.86%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH ST
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

LARGECAP VALUE (R-2)	24.24%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

LARGECAP VALUE (R-2)	73.28%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE (R-3)	9.78%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE (R-3)	73.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE (R-4)	13.34%	RUIZ FOOD PRODUCTS INC	ATTN KATHY TOPETE
		FBO SUPP EMP PLAN OF RUIZ FOOD	PO BOX 37
			DINUBA CA 93618-0037

LARGECAP VALUE (R-4)	74.97%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE (R-4)	5.51%	NATIONWIDE TRUST COMPANY FSB	C/O IPO ACCOUNTING
		FBO PARTICIPATING RETIREMENT PLANS	PO BOX 182029
		TPA-NTC	COLUMBUS OH 43218-2029

LARGECAP VALUE (R-5)	93.75%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE I (INSTITUTIONAL)	99.92%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

LARGECAP VALUE I (R-1)	99.08%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

LARGECAP VALUE I (R-2)	98.25%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP VALUE I (R-3)	93.95%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP VALUE I (R-4)	95.38%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

LARGECAP VALUE I (R-5)	14.1%	WELLS FARGO INST TRUST SERVICES	ATTN KATE MEYER
		FBO WORLD INSURANCE CO. EXECUTIVE	733 MARQUETTE AVENUE
		SERP PLAN	MINNEAPOLIS MN 55402-2309

LARGECAP VALUE I (R-5)	9.19%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO FHLB DM BENEFIT EQUALIZATION PLAN	1013 CENTRE RD
			WILMINGTON DE 19805-1265

LARGECAP VALUE I (R-5)	17.77%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

LARGECAP VALUE I (R-5)	50.85%	DELAWARE CHARTER GUAR & TRUST CO	1013 CENTRE RD
		FBO PRINCIPAL TRUST COMPANY	WILMINGTON DE 19805-1298
		VEBA TRUST IBEW HEALTH SAVING PLAN
		SOUTHWEST SCHOOL CORPORATION

LARGECAP VALUE III (INSTITUTIONAL)	19%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (INSTITUTIONAL)	17.89%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (INSTITUTIONAL)	9.29%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (INSTITUTIONAL)	23.93%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (INSTITUTIONAL)	10.5%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

LARGECAP VALUE III (INSTITUTIONAL)	5.23%	LIFETIME 2025 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (R-1)	6.42%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R-1)	92.7%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP VALUE III (R-2)	100%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R-3)	83.28%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R-4)	11.27%	SMH HEALTH CARE INC	ATTN ROY SLEDJESKI
		FBO NQ DEF COMP OF SMH PHYSICIAN	1700 S TAMIAMI TRL
		SERVICES	SARASOTA FL 34239-3509

LARGECAP VALUE III (R-4)	85.5%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R-5)	5.1%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS	711 HIGH STREET
			DES MOINES IA 50392-0001

LARGECAP VALUE III (R-5)	72.32%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP (A)	9.12%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

MIDCAP (A)	10.05%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP (A)	11.82%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

MIDCAP (A)	5.45%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (B)	13.03%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

MIDCAP (B)	17.42%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP (C)	6.06%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP (C)	8.29%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP (C)	16.71%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

MIDCAP (C)	13.02%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

MIDCAP (C)	19.82%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (INSTITUTIONAL)	7.17%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

MIDCAP (INSTITUTIONAL)	11.14%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

MIDCAP (P)	10.35%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

MIDCAP (P)	37.86%	EDWARD D JONES & CO	12555 MANCHESTER RD
		FOR THE BENEFIT OF CUSTOMERS	SAINT LOUIS MO 63131-3729

MIDCAP (P)	5.5%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

MIDCAP (P)	5.35%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP (P)	5.05%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

MIDCAP (P)	7.57%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

MIDCAP (P)	16.14%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

MIDCAP (R-1)	10.54%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

MIDCAP (R-1)	46.43%	ING NATIONAL TRUST	1 ORANGE WAY
			WINDSOR CT 06095-4773

MIDCAP (R-2)	24.6%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (R-2)	7.84%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP (R-2)	12.98%	T ROWE PRICE RETIREMENT PLAN	4515 PAINTERS MILL RD
		SERVICES INC	OWINGS MILLS MD 21117-4903
		FBO RETIREMENT PLAN CLIENTS

MIDCAP (R-2)	19.3%	STATE STREET BANK TTEE CUST	1 LINCOLN ST
		FBO ACCESS ADP 401(K) PLAN	BOSTON MA 02111-2901

MIDCAP (R-3)	18.57%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP (R-3)	19.61%	STATE STREET BANK TTEE CUST	1 LINCOLN ST
		FBO ACCESS ADP 401(K) PLAN	BOSTON MA 02111-2901

MIDCAP (R-4)	8.41%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

MIDCAP (R-4)	18.08%	WELLS FARGO BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-1076
		9888888836 NC 1151

MIDCAP (R-4)	14.18%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP (R-4)	6.98%	NEW YORK LIFE TRUST COMPANY	169 LACKAWANNA AVE
			PARSIPPANY NJ 07054-1007

MIDCAP (R-4)	5.85%	NEW YORK LIFE PROGRESS SHARING	C/O GARY WENDLANDT
		INVESTMENT PLAN TRUST	51 MADISON AVE RM 1305
			NEW YORK NY 10010-1603

MIDCAP (R-5)	7.78%	ING LIFE INSURANCE & ANNUITY COMPANY	1 ORANGE WAY
			WINDSOR CT 06095-4773

MIDCAP (R-5)	29.22%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP (R-5)	6.29%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FBO CUSTOMERS	101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

MIDCAP GROWTH (INSTITUTIONAL)	19.73%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH (INSTITUTIONAL)	42.51%	NATIONWIDE TRUST COMPANY FSB	C/O IPO ACCOUNTING
			PO BOX 182029
			COLUMBUS OH 43218-2029

MIDCAP GROWTH (R-1)	98.93%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

MIDCAP GROWTH (R-2)	9.45%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP GROWTH (R-2)	81.86%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

MIDCAP GROWTH (R-3)	5.67%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO DC OF IA TELECOMMUNICATIONS	1013 CENTRE RD
		SERVICES	WILMINGTON DE 19805-1265

MIDCAP GROWTH (R-3)	6.87%	MID ATLANTIC TRUST COMPANY FBO	1251 WATERFRONT PLACE SUITE 525
		FBO ANDREW F TROIA 401 K PROFIT	PITTSBURGH PA 15222-4228
		SHARING PLAN & TRUST

MIDCAP GROWTH (R-3)	72.46%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP GROWTH (R-4)	91.18%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

MIDCAP GROWTH (R-5)	90.43%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP GROWTH III	9.48%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III	10.63%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP GROWTH III	5.32%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III	15.23%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III	49.63%	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

MIDCAP GROWTH III (R-1)	94.07%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-2)	5.17%	COUNSEL TRUST DBA MATC	1251 WATERFRONT PL STE 525
		FBO INTEGRATED LINER TECHNOLOGIES	PITTSBURGH PA 15222-4228
		401 K PROFIT SHARING PLAN & TRUST

MIDCAP GROWTH III (R-2)	92.83%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-3)	92.61%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-4)	97.1%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-5)	5.18%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-5)	83.93%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX	8.3%	PERSHING LLC	1 PERSHING PLZ
(INSTITUTIONAL)			JERSEY CITY NJ 07399-0001

MIDCAP S&P 400 INDEX	35.89%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX	25.38%	DIVERSIFIED GROWTH ACCOUNT	ATTN MUTUAL FUND ACCOUNTING H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX	7.55%	DIVERSIFIED BALANCED ACCOUNT	ATTN MUTUAL FUND ACCOUNTING H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

MIDCAP S&P 400 INDEX (R-1)	39.79%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH ST
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R-1)	39.94%	NEW YORK LIFE TRUST COMPANY	169 LACKAWANNA AVE
			PARSIPPANY NJ 07054-1007

MIDCAP S&P 400 INDEX (R-2)	88.43%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R-3)	64.09%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R-3)	8.25%	NEW YORK LIFE TRUST COMPANY	169 LACKAWANNA AVE
			PARSIPPANY NJ 07054-1007

MIDCAP S&P 400 INDEX (R-4)	5.84%	PIMS/PRUDENTIAL RETIREMENT	PO BOX 547
		AS NOMINEE FOR THE TTEE/CUST PL 002	BOYERTOWN PA 19512-0547
		NATIONAL PENN BANCSHARES INC

MIDCAP S&P 400 INDEX (R-4)	14.66%	ATTN T CHOPITEA C/O RBC DAIN RAUSCH	SAN FRANCISCO CA 94104
		FBO SSR SIP DUP SSN
		BOARD OF TTEE OF THE SUPPLEMENTAL
		TRUSTEE
		INCOME TRUST FUND & THEIR SUCCESSOR

MIDCAP S&P 400 INDEX (R-4)	62.67%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R-4)	5.27%	ING NATIONAL TRUST	1 ORANGE WAY
			WINDSOR CT 06095-4773

MIDCAP S&P 400 INDEX (R-5)	5.88%	JPMORGAN CHASE AS TRUSTEE	11500 OUTLOOK ST
		FBO GLOBAL BRASS AND COPPER INC	OVERLAND PARK KS 66211-1804
		RETIR SAVINGS PLAN

MIDCAP S&P 400 INDEX (R-5)	61.27%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE I (INSTITUTIONAL)	87.62%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

MIDCAP VALUE I (R-1)	95.45%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP VALUE I (R-2)	97.24%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE I (R-3)	87.57%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE I (R-4)	93.59%	DCGT AS TTEE AND/OR CUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R-5)	78.03%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE I (R-5)	12%	JPMORGAN CHASE BANK TTEE/CUST	4 NEW YORK PLAZA
		FBO THE RETIREMENT PLANS FOR WHICH	NEW YORK NY 10004-2413
		TIAA-CREF ACTS AS RECORDKEEPER

MIDCAP VALUE III (INSTITUTIONAL)	18.56%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (INSTITUTIONAL)	19.15%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (INSTITUTIONAL)	9.53%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (INSTITUTIONAL)	29.22%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (INSTITUTIONAL)	6.04%	LIFETIME 2025 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (INSTITUTIONAL)	5.33%	LIFETIME 2035 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R-1)	12.96%	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PLACE SUITE 525
		FBO EDELEN DOOR & WINDOW 401 K PROFIT	PITTSBURGH PA 15222-4228
		SHARING PLAN & TRUST

MIDCAP VALUE III (R-1)	77.57%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-2)	12.85%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

MIDCAP VALUE III (R-2)	5.28%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-2)	78.57%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH ST
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-3)	69.49%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH ST
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-3)	12.17%	FIIOC	100 MAGELLAN WAY
		FBO FELD ENTERTAINMENT INC 401K PLAN	COVINGTON KY 41015-1987

MIDCAP VALUE III (R-4)	43.76%	VRSCO	2727-A ALLEN PARKWAY 4-D1
		FBO AIGFSB CUST TTEE FBO	HOUSTON TX 77019-2107
		ALLEGHENY COUNTY 457B DEF COMP

MIDCAP VALUE III (R-4)	44.28%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH ST
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-5)	11.11%	NFS LLC FEBO	440 MAMARONECK AVE
		STATE STREET BANK TRUST CO	HARRISON NY 10528-2418
		TTEE VARIOUS RETIREMENT PLANS

MIDCAP VALUE III (R-5)	47.85%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH ST
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R-5)	25.18%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO DEF COMP OF HDR INC	1013 CENTRE RD
			WILMINGTON DE 19805-1265

MONEY MARKET (A)	37.21%	PERSHING LLC AS AGENT	ATTN CASH MANAGMENT SERVICES
		FOR ITS CUSTOMERS	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MONEY MARKET (B)	32.44%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

MONEY MARKET (B)	5.45%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MONEY MARKET (B)	5.75%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

MONEY MARKET (C)	6.72%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

MONEY MARKET (C)	10.42%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

MONEY MARKET (INSTITUTIONAL)	55.03%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

OVERSEAS (INSTITUTIONAL)	15.55%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (INSTITUTIONAL)	14.09%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (INSTITUTIONAL)	7.57%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (INSTITUTIONAL)	20.44%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (INSTITUTIONAL)	23.77%	PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

OVERSEAS (R-1)	100%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

OVERSEAS (R-2)	100%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

OVERSEAS (R-3)	94.01%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

OVERSEAS (R-3)	5.43%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

OVERSEAS (R-4)	92.26%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

OVERSEAS (R-4)	5.39%	CROSS MEDIAWORKS LLC	ATTN JESSICA LIPSON
		FBO CROSS MEDIAWORKS DEF COMP PLAN	499 7TH AVE 6TH FLOOR NORTH TOWER
			NEW YORK NY 10018-6803

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

OVERSEAS (R-5)	97.86%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (A)	40.67%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

PRINCIPAL CAPITAL APPRECIATION (A)	6.83%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (B)	53.24%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

PRINCIPAL CAPITAL APPRECIATION (B)	6%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (C)	23.76%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (C)	9.17%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

PRINCIPAL CAPITAL APPRECIATION	17.96%	PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL CAPITAL APPRECIATION	22%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	5.06%	SAM CONS BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	19.64%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING -H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	14.11%	SAM STRATEGIC GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING -H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (P)	38.82%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

PRINCIPAL CAPITAL APPRECIATION (P)	17.31%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PRINCIPAL CAPITAL APPRECIATION (P)	14.73%	RBC CAPITAL MARKETS LLC	ATTN MUTUAL FUND OPS MANAGER
		MUTUAL FUND OMNIBUS PROCESSING	510 MARQUETTE AVE S
		OMNIBUS	MINNEAPOLIS MN 55402-1110

PRINCIPAL CAPITAL APPRECIATION (P)	13.09%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

PRINCIPAL CAPITAL APPRECIATION (P)	10.8%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

PRINCIPAL CAPITAL APPRECIATION (R-1)	94.96%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R-2)	99.68%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R-3)	92.7%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R-4)	90.96%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R-5)	90.94%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (A)	6.72%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2010 (A)	17.68%	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2010 (A)	5.09%	FRONTIER TRUST COMPANY	PO BOX 10758
		FBO CORRECTIONS CORPORATION OF	FARGO ND 58106-0758
		AMERICA 8192

PRINCIPAL LIFETIME 2010 (A)	6.37%	BPPR AS TRUSTEE	POPULAR STREET BUILDING
		FBO EVERTEC INC PR SAVS AND INVS PLAN	153 PONCE DE LEON 8TH FLOOR
			SAN JUAN PR 00917-1245

PRINCIPAL LIFETIME 2010	82.46%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2010	16.7%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-1)	99.43%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-2)	97.11%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-3)	90.8%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-4)	94.11%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-5)	90.19%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015	40.03%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015	58.12%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-1)	99.03%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-2)	91.62%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-3)	94.42%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-4)	93.56%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-5)	83.53%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2015 (R-5)	7.13%	WELLS FARGO BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-1076
		9888888836 NC-1151

PRINCIPAL LIFETIME 2020 (A)	7.2%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2020 (A)	9.87%	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2020 (A)	6.13%	FRONTIER TRUST COMPANY	PO BOX 10758
		FBO CORRECTIONS CORPORATION OF	FARGO ND 58106-0758
		AMERICA 8192

PRINCIPAL LIFETIME 2020 (A)	5.78%	BPPR AS TRUSTEE	POPULAR STREET BUILDING
		FBO EVERTEC INC PR SAVS AND INVS PLAN	153 PONCE DE LEON 8TH FLOOR
			SAN JUAN PR 00917-1245

PRINCIPAL LIFETIME 2020 (B)	9.01%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

PRINCIPAL LIFETIME 2020 (B)	17.05%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2020	79.29%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2020	19.45%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R-1)	98.94%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R-2)	95.08%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R-3)	91.88%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R-4)	96.01%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R-5)	89.19%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2025	37.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025	60.01%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-1)	98.46%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-2)	94.56%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-3)	95.46%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-4)	94.13%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-5)	82.33%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-5)	12.95%	WELLS FARGO BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-1076
		9888888836 NC-1151

PRINCIPAL LIFETIME 2030 (A)	8.84%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2030 (A)	7.45%	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2030 (A)	7.38%	FRONTIER TRUST COMPANY	PO BOX 10758
		FBO CORRECTIONS CORPORATION OF	FARGO ND 58106-0758
		AMERICA 8192

PRINCIPAL LIFETIME 2030 (B)	7.31%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

PRINCIPAL LIFETIME 2030 (B)	21.59%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL LIFETIME 2030	82.24%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2030	16.69%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R-1)	98.02%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R-2)	96.7%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R-3)	95.44%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R-4)	96.24%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R-5)	90.64%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035	35.13%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035	62.43%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2035 (R-1)	99.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-2)	95.89%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-3)	97.62%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-4)	93.33%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL LIFETIME 2035 (R-5)	77.98%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-5)	11.54%	WELLS FARGO BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-1076
		9888888836 NC-1151

PRINCIPAL LIFETIME 2040 (A)	10.11%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2040 (A)	10.28%	BPPR AS TRUSTEE	POPULAR STREET BUILDING
		FBO POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2040 (A)	6.07%	FRONTIER TRUST COMPANY	PO BOX 10758
		FBO CORRECTIONS CORPORATION OF	FARGO ND 58106-0758
		AMERICA 8192

PRINCIPAL LIFETIME 2040 (B)	10.65%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

PRINCIPAL LIFETIME 2040 (B)	20.7%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2040	82.16%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2040	16.63%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-1)	99.01%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-2)	97.45%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-3)	95.56%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-4)	97.21%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-5)	91.92%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2045	31.49%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045	65.21%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2045 (R-1)	99.62%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-2)	99.01%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-3)	97.33%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-4)	96.1%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-5)	85.53%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-5)	5.71%	WELLS FARGO BANK	1525 WEST WT HARRIS BLVD
		FBO VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-1076
		9888888836 NC-1151

PRINCIPAL LIFETIME 2045 (R-5)	6.23%	FIIOC	100 MAGELLAN WAY
		FBO MAJOR LEAGUE SOCCER 401K PLAN	COVINGTON KY 41015-1987

PRINCIPAL LIFETIME 2050 (A)	9.02%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2050 (A)	13.87%	LPL FINANCIAL	9785 TOWNE CENTRE DRIVE
		A/C 1000-0005	SAN DIEGO CA 92121-1968

PRINCIPAL LIFETIME 2050 (A)	8.29%	BPPR AS TRUSTEE	POPULAR STREET BUILDING
		FBO POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2050 (A)	5.27%	FRONTIER TRUST COMPANY	PO BOX 10758
		FBO CORRECTIONS CORPORATION OF	FARGO ND 58106-0758
		AMERICA 8192

PRINCIPAL LIFETIME 2050 (B)	10.25%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL LIFETIME 2050 (B)	18.09%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2050	86.16%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2050	12.75%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-1)	97.36%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-2)	98.89%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP QUALIFIED	711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-3)	95.98%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP QUALIFIED	711 HIGH STREET
		PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-4)	96%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-5)	91.7%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055	17.46%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055	79.64%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2055 (R-1)	98.88%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-2)	97.08%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-3)	97.82%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL LIFETIME 2055 (R-4)	9.9%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

PRINCIPAL LIFETIME 2055 (R-4)	88.33%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-5)	79.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-5)	6.33%	WELLS FARGO BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-1076
		9888888836 NC-1151

PRINCIPAL LIFETIME 2055 (R-5)	11.24%	FIIOC	100 MAGELLAN WAY
		FBO MAJOR LEAGUE SOCCER 401K PLAN	COVINGTON KY 41015-1987

PRINCIPAL LIFETIME 2060	84.56%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-S41
		OMNIBUS WRAPPED	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060	10.22%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (J)	6.12%	PRINCIPAL LIFE INSURANCE CO CUST	17 SALEM DR
		IRA OF WAN X ZHU	STONY BROOK NY 11790-1322

PRINCIPAL LIFETIME 2060 (J)	7.33%	PRINCIPAL LIFE INSURANCE CO CUST	1897 NE LAURIE VEI LOOP
		IRA KATHERINE F CROWLEY	POULSBO WA 98370-8048

PRINCIPAL LIFETIME 2060 (J)	10.66%	PRINCIPAL LIFE INSURANCE CO CUST	7667 APRILWOOD CT
		IRA CASEY D BARNES	ORLANDO FL 32819-7757

PRINCIPAL LIFETIME 2060 (R-1)	79.85%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R-1)	15.99%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2060 (R-2)	83.59%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R-2)	14.96%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2060 (R-3)	7.78%	NFS LLC FEBO	14431 VENTURA BLVD # 165
		NFS/FMTC IRA	SHERMAN OAKS CA 91423-2606
		FBO RICHARD J WELCH

PRINCIPAL LIFETIME 2060 (R-3)	38.31%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R-3)	49.45%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH STREET
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R-4)	90.57%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R-4)	5.72%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH STREET
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R-5)	79.16%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R-5)	15.91%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH STREET
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (A)	11.41%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME STRATEGIC INC (A)	10.8%	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		PMA RETIREMENT PLAN	153 PONCE DE LEON AVE 8TH FLOOR
			SAN JUAN PR 00917

PRINCIPAL LIFETIME STRATEGIC INC (A)	16.88%	BPPR AS TRUSTEE	POPULAR STREET BUILDING
		FBO POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME STRATEGIC INC (A)	8.9%	BPPR AS TRUSTEE	POPULAR STREET BUILDING
		FBO EVERTEC INC PR SAVS AND INVS PLAN	153 PONCE DE LEON 8TH FLOOR
			SAN JUAN PR 00917-1245

PRINCIPAL LIFETIME STRATEGIC INC (B)	5.12%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

PRINCIPAL LIFETIME STRATEGIC INC (B)	25.77%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL LIFETIME STRATEGIC INC (B)	7.78%	PRINCIPAL LIFE INSURANCE CO CUST	2601 NW 30TH ST
		IRA ANGELA L WOODWARD	OKLAHOMA CITY OK 73112-7603

PRINCIPAL LIFETIME STRATEGIC INC (B)	31.3%	PRINCIPAL LIFE INSURANCE CO CUST	31 HARVARD ST
		IRA FREDRIC M WHITEHEAD	NASHUA NH 03060-6324

PRINCIPAL LIFETIME STRATEGIC INC	88.11%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME STRATEGIC INC	10.53%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-1)	98.2%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-2)	96.42%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-3)	92.52%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-4)	87.22%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-5)	77.48%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-5)	9.27%	FIIOC	100 MAGELLAN WAY
		FBO PCSD INC MEDICAL GROUP 401K PLAN	COVINGTON KY 41015-1987

REAL ESTATE SECURITIES (A)	13.29%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (A)	7.65%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

REAL ESTATE SECURITIES (B)	5.45%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

REAL ESTATE SECURITIES (B)	15.28%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (B)	7.81%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
REAL ESTATE SECURITIES (C)	7.93%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

REAL ESTATE SECURITIES (C)	15.66%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (C)	16.05%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

REAL ESTATE SECURITIES (C)	6.02%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

REAL ESTATE SECURITIES (C)	8.52%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (C)	5.06%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY ACCT	101 MONTGOMERY ST
		FBO CUSTOMERS	SAN FRANCISCO CA 94104-4151

REAL ESTATE SECURITIES	32.99%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

REAL ESTATE SECURITIES	15.09%	FIRST CLEARING LLC	2801 MARKET ST
(INSTITUTIONAL)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

REAL ESTATE SECURITIES	11.86%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES	5.98%	NEW YORK LIFE PROGRESS SHARING	C/O GARY WENDLANDT
(INSTITUTIONAL)		INVESTMENT PLAN TRUST	51 MADISON AVE RM 1305
			NEW YORK NY 10010-1603

REAL ESTATE SECURITIES (P)	18.88%	MORGAN STANLEY SMITH BARNEY	PLAZA 2 3RD FLOOR
		HARBOR FINANCIAL CENTER	JERSEY CITY NJ 07311

REAL ESTATE SECURITIES (P)	11.81%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

REAL ESTATE SECURITIES (P)	11.87%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (P)	11.33%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

REAL ESTATE SECURITIES (P)	8.13%	RBC CAPITAL MARKETS LLC	ATTN MUTUAL FUND OPS MANAGER
		MUTUAL FUND OMNIBUS PROCESSING	510 MARQUETTE AVE S
		OMNIBUS	MINNEAPOLIS MN 55402-1110

REAL ESTATE SECURITIES (P)	10.13%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

REAL ESTATE SECURITIES (P)	24.85%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (R-1)	76.9%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R-2)	10.38%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (R-2)	80.48%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R-3)	75.5%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R-4)	75.4%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R-4)	11.83%	NEW YORK LIFE TRUST COMPANY	169 LACKAWANNA AVE
			PARSIPPANY NJ 07054-1007

REAL ESTATE SECURITIES (R-5)	12.52%	WTRISC AS TTEE FBO SHEET METAL	PO BOX 52129
		WORKERS LOCAL 104	PHOENIX AZ 85072-2129

REAL ESTATE SECURITIES (R-5)	18.64%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO SUPERIOR OFFICERS COUNCIL CUST	711 HIGH STREET
		INV FOF	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R-5)	51.71%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED (A)	24.95%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M BALANCED (A)	12.35%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
S A M BALANCED (B)	37.48%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M BALANCED (B)	8.69%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M BALANCED (C)	6.32%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

S A M BALANCED (C)	15.04%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M BALANCED (C)	7.77%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

S A M BALANCED (C)	7.03%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

S A M BALANCED	94.42%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M BALANCED (R-1)	88.11%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED (R-2)	93.43%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED (R-2)	6.2%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED (R-3)	95.72%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED (R-4)	17.44%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

S A M BALANCED (R-4)	72.52%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED (R-5)	87.04%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

S A M BALANCED (R-5)	9.62%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (A)	13.68%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M CONSERVATIVE BALANCED (A)	16.06%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M CONSERVATIVE BALANCED (B)	22.97%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M CONSERVATIVE BALANCED (B)	14.44%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M CONSERVATIVE BALANCED (C)	5.19%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

S A M CONSERVATIVE BALANCED (C)	16.93%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M CONSERVATIVE BALANCED (C)	7.73%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

S A M CONSERVATIVE BALANCED (C)	9.22%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

S A M CONSERVATIVE BALANCED (C)	5.89%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

S A M CONSERVATIVE BALANCED	96.91%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M CONSERVATIVE BALANCED (R-1)	85.72%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (R-1)	6.74%	COUNSEL TRUST DBA MATC	1251 WATERFRONT PL STE 525
		FBO ELAINE GANTZ D D S P C 401 K	PITTSBURGH PA 15222-4228
		PROFIT SHARING PLAN & TRUST

S A M CONSERVATIVE BALANCED (R-1)	7.41%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

S A M CONSERVATIVE BALANCED (R-2)	96.15%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (R-3)	95.8%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (R-4)	5.27%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

S A M CONSERVATIVE BALANCED (R-4)	88.92%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (R-5)	75.39%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED (R-5)	6.96%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO M&M MGMT CO SUPP RET & DC PLAN	1013 CENTRE RD
			WILMINGTON DE 19805-1265

S A M CONSERVATIVE BALANCED (R-5)	14.11%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH (A)	15.65%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M CONSERVATIVE GROWTH (A)	10.51%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M CONSERVATIVE GROWTH (B)	15.65%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M CONSERVATIVE GROWTH (B)	7.86%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M CONSERVATIVE GROWTH (B)	5.03%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

S A M CONSERVATIVE GROWTH (C)	10.79%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M CONSERVATIVE GROWTH (C)	6.53%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
S A M CONSERVATIVE GROWTH (C)	6.52%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

S A M CONSERVATIVE GROWTH (C)	6.67%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

S A M CONSERVATIVE GROWTH	96.2%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M CONSERVATIVE GROWTH (R-1)	86.48%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH (R-1)	10.08%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH (R-2)	95.84%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH (R-3)	96.73%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH (R-4)	9.04%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

S A M CONSERVATIVE GROWTH (R-4)	86.63%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH (R-5)	89.46%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH (R-5)	7.08%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME (A)	19.62%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M FLEXIBLE INCOME (A)	15.51%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
S A M FLEXIBLE INCOME (A)	5.02%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

S A M FLEXIBLE INCOME (B)	37.4%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M FLEXIBLE INCOME (B)	13.72%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M FLEXIBLE INCOME (C)	5.66%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

S A M FLEXIBLE INCOME (C)	16.98%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M FLEXIBLE INCOME (C)	7.58%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

S A M FLEXIBLE INCOME (C)	8.18%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

S A M FLEXIBLE INCOME	93.13%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M FLEXIBLE INCOME (R-1)	80.8%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME (R-1)	16.65%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME (R-2)	92.39%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME (R-2)	7.6%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON-QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME (R-3)	86.49%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME (R-3)	6.15%	COUNSEL TRUST DBA MATC	1251 WATERFRONT PL STE 525
		FBO CENTER FOR UROLOGICAL TREATMENT	PITTSBURGH PA 15222-4228
		401 K PROFIT SHARING PLAN & TRUST

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
S A M FLEXIBLE INCOME (R-4)	39.24%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

S A M FLEXIBLE INCOME (R-4)	53.32%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME (R-5)	84.59%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME (R-5)	6.68%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH (A)	13.86%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M STRATEGIC GROWTH (A)	9.46%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M STRATEGIC GROWTH (B)	13.69%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M STRATEGIC GROWTH (B)	5.8%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M STRATEGIC GROWTH (C)	5.32%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-2010

S A M STRATEGIC GROWTH (C)	8.75%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M STRATEGIC GROWTH (C)	6.14%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

S A M STRATEGIC GROWTH (C)	8.49%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

S A M STRATEGIC GROWTH	94.42%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M STRATEGIC GROWTH (R-1)	90.31%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
S A M STRATEGIC GROWTH (R-1)	8.5%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH (R-2)	99.12%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH (R-3)	97.62%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH (R-4)	40.79%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

S A M STRATEGIC GROWTH (R-4)	52.69%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH (R-5)	90.66%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM INCOME (A)	31.5%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME (A)	6.98%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (C)	21.9%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME (C)	15.09%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

SHORT-TERM INCOME (C)	6.17%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

SHORT-TERM INCOME (C)	10.75%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME	6.95%	PERSHING LLC	1 PERSHING PLZ
(INSTITUTIONAL)			JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME	8.93%	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SHORT-TERM INCOME	7.02%	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME	23.26%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-S41
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

SHORT-TERM INCOME	10.66%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME	5.98%	SAM CONS BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME	9.93%	SAM FLEXIBLE INCOME PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (P)	26.86%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

SHORT-TERM INCOME (P)	5.07%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

SHORT-TERM INCOME (P)	19.99%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

SHORT-TERM INCOME (P)	37.83%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (R-1)	67.42%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

SHORT-TERM INCOME (R-1)	27.59%	FIIOC	100 MAGELLAN WAY
		FBO R L STONE COMPANY INC 401K PLAN	COVINGTON KY 41015-1987

SHORT-TERM INCOME (R-2)	94.04%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM INCOME (R-3)	83.32%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SHORT-TERM INCOME (R-4)	8.41%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO NQ BENEFIT FOR HCES OF MIECO	1013 CENTRE RD
			WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R-4)	27.46%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO INSURITY INC DEF COMP PLAN	1013 CENTRE RD
			WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R-4)	61.45%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM INCOME (R-5)	8.3%	AMERICAN ENTERPRISE SERVICES INC	ATTN PATRICIA ANDERSON
		FBO AES SUPPLEMENTAL BENEFIT PLAN	601 6TH AVE
			DES MOINES IA 50309-1605

SHORT-TERM INCOME (R-5)	15.6%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO ASSOCIATED BANC-CORP DEFERRED C	1013 CENTRE RD
			WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R-5)	6.41%	CHURCHILL MORTGAGE CORPORATION	ATTN SHEREE BARLETT
		FBO CHURCHILL MORTGAGE CORPORATION	761 OLD HICKORY BLVD STE 400
		INCENTIVE BONUS PLAN	BRENTWOOD TN 37027-4519

SHORT-TERM INCOME (R-5)	42.11%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM INCOME (R-5)	5.19%	DELAWARE CHARTER GUAR & TRUST CO	1013 CENTRE RD
		D/B/A PRINCIPAL TRUST COMPANY	WILMINGTON DE 19805-1298
		INDEPENDENT PHARMACISTS/RALEY'S
		RETIREE HEALTHCARE PLAN

SMALLCAP BLEND (A)	8.79%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

SMALLCAP BLEND (A)	6.96%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP BLEND (B)	9.67%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

SMALLCAP BLEND (B)	11.54%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP BLEND (C)	20.45%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP BLEND (INSTITUTIONAL)	12.48%	THE PRINCIPAL TRUST FOR POST-	ATTN STEPHANIE WATTS S-001-S60
		RETIREMENT MED BENE FR INDV FIELD	PRINCIPAL FINANCIAL GROUP
		61022	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SMALLCAP BLEND (INSTITUTIONAL)	6.16%	PRINCIPAL TRUST FOR LIFE INS	ATTN STEPHANIE WATTS S-001-S60
		BENEFITS FOR EE'S 61006	PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

SMALLCAP BLEND (INSTITUTIONAL)	6.49%	PRINCIPAL TRUST FOR HEALTH	ATTN STEPHANIE WATTS S-001-S60
		BENEFITS FOR IND FIELD 61009	PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

SMALLCAP BLEND (INSTITUTIONAL)	61.44%	THE PRINCIPAL TRST FOR POST-RET	ATTN STEPHANIE WATTS S-001-S60
		FOR MEDICAL BENEFITS FOR EMPLOYEES	PRINCIPAL FINANCIAL GROUP
		61021	DES MOINES IA 50392-0001

SMALLCAP BLEND (R-1)	89.94%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R-2)	87.82%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R-2)	6.4%	STATE STREET BANK TTEE CUST	1 LINCOLN ST
		FBO ACCESS ADP 401(K) PLAN	BOSTON MA 02111-2900

SMALLCAP BLEND (R-3)	82.21%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R-3)	5.47%	BUFFALO WILD WINGS INC	ATTN: ALISSA A. PARTEE
		FBO BUFFALO WILD WINGS MGMT DC PLAN	5500 WAYZATA BLVD; STE 1600
			MINNEAPOLIS MN 55416-1237

SMALLCAP BLEND (R-4)	95.81%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R-5)	5.62%	BROOKFIELD ENGINEERING LAB INC NQ	MIDDLEBORO MA 02346
		EXCESS OF BROOKFIELD LAB

SMALLCAP BLEND (R-5)	13.05%	BANKERS TRUST COMPANY	ATTN DEBBIE WILLIAMS
		FBO HUNTING US HOLDINGS NQ PLAN	453 7TH ST
			DES MOINES IA 50309-4110

SMALLCAP BLEND (R-5)	64.79%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I	6.27%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I	6.83%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SMALLCAP GROWTH I	45.35%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

SMALLCAP GROWTH I	6.69%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I	5.86%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-1)	93.95%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-2)	89.4%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-3)	86.75%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-4)	95.36%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-5)	87.73%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX	10.27%	PERSHING LLC	1 PERSHING PLZ
(INSTITUTIONAL)			JERSEY CITY NJ 07399-0001

SMALLCAP S&P 600 INDEX	31.65%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX	26.71%	DIVERSIFIED GROWTH ACCOUNT	ATTN MUTUAL FUND ACCOUNTING H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX	7.95%	DIVERSIFIED BALANCED ACCOUNT	ATTN MUTUAL FUND ACCOUNTING H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-1)	53.16%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SMALLCAP S&P 600 INDEX (R-1)	8.36%	FIIOC	100 MAGELLAN WAY
		FBO REACH MEDIA INC 401K RET PLAN	COVINGTON KY 41015-1987

SMALLCAP S&P 600 INDEX (R-2)	85.22%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-3)	60.84%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-4)	85.36%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-5)	69.28%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP VALUE II	8.29%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II	6.14%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II	8.6%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II	36.49%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
(INSTITUTIONAL)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

SMALLCAP VALUE II	8.91%	SAM BALANCED PIF	ATTN MUTUAL FUND ACCOUNTING -H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II	7.81%	SAM CONS GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II	5.16%	SAM STRATEGIC GROWTH PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(INSTITUTIONAL)			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-1)	98.1%	DELAWARE CHARTER GUARANTEE & TRUST	711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-2)	97.91%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SMALLCAP VALUE II (R-3)	85.76%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-4)	89.62%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-5)	9.37%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH STREET
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-5)	83.67%	DELAWARE CHARTER GUARANTEE & TRUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

TAX-EXEMPT BOND (A)	7.29%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

TAX-EXEMPT BOND (B)	14.82%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

TAX-EXEMPT BOND (B)	25.44%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (B)	34.5%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

TAX-EXEMPT BOND (C)	8.88%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

TAX-EXEMPT BOND (C)	14.5%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (C)	13.82%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

TAX-EXEMPT BOND (C)	8.28%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

TAX-EXEMPT BOND (C)	16.69%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484
Management Ownership
As of May 6, 2014, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

PORTFOLIO MANAGER DISCLOSURE
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of fund shares through participation in an employee benefit program which invests in Principal Funds, Inc. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
This section lists information about Principal Management Corporation's portfolio managers first. Next, the section includes information about the sub-advisors' portfolio managers alphabetically by sub-advisor.
Information in this section is as of October 31, 2013, unless otherwise noted.

Advisor: Principal Management Corporation

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jake S. Anonson: Global Diversified Income Fund
Registered investment companies	2	$3.36 billion*	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jessica S. Bush: Global Diversified Income Fund
Registered investment companies	2	$3.36 billion*	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Mark Dummer: Global Diversified Income Fund
Registered investment companies	2	$3.36 billion*	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

James W. Fennessey: Global Diversified Income, International I, LargeCap Blend II, LargeCap Growth I, LargeCap Growth II, LargeCap Value I, LargeCap Value III, MidCap Growth III, MidCap Value I, MidCap Value III, Overseas, Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, SmallCap Growth I, and SmallCap Value II Funds

Registered investment companies	18	$7.6 billion	0	$0
Other pooled investment vehicles	24	$10.0 billion	0	$0
Other accounts	0	$0	0	$0

Kelly Grossman: Global Diversified Income Fund
Registered investment companies	2	$3.2 billion	0	$0
Other pooled investment vehicles	1	$200 million	0	$0
Other accounts	0	$0	0	$0

Benjamin E. Rotenberg: Global Diversified Income Fund
Registered investment companies	2	$3.36 billion*	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jeffrey R. Tyler: Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, and 2060 Funds
Registered investment companies	7	$467 million	0	$0
Other pooled investment vehicles	11	$8.2 billion	0	$0
Other accounts	0	$0	0	$0

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Randy L. Welch: International I, LargeCap Blend II, LargeCap Growth I, LargeCap Growth II, LargeCap Value I, LargeCap Value III, MidCap Growth III, MidCap Value I, MidCap Value III, Overseas, Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, SmallCap Growth I, and SmallCap Value II Funds

Registered investment companies	12	$3.4 billion	0	$0
Other pooled investment vehicles	11	$8.2 billion	0	$0
Other accounts	0	$0	0	$0
* Information as of December 31, 2013

Compensation

For Mr. Anonson, Ms. Bush, Mr. Dummer, Mr. Fennessey, Ms. Grossman, Mr. Rotenberg, and Mr. Welch:
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation is predominantly composed of a salary that is reviewed annually. Annual bonuses are driven by company and business unit performance. Fund performance is taken into account when determining bonuses. Fund performance relative to peers (as defined by Morningstar) is used to measure performance of the Principal LifeTime Funds. The primary benchmark for the Fund (as disclosed in the prospectus) for which Mr. Anonson, Ms. Bush, Mr. Dummer, Mr. Fennessey, Ms. Grossman, and Mr. Rotenberg serve as portfolio managers, is used to measure performance of the Fund along with peer relative performance (as defined by Morningstar). Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. No part of salary, bonus, or retirement plan compensation is tied to asset levels.
Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.
All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan. Some employees are also eligible to participate in a non-qualified plan and Long Term Incentive Pay programs.
For Mr. Tyler:
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation is predominantly composed of a salary and variable incentive that is reviewed annually. Fund performance is taken into account when determining variable incentive; the primary benchmark for each Fund (as disclosed in the prospectus) is used to measure performance of the Funds for which Mr. Tyler serves as portfolio manager and fund performance, relative to peers (as defined by Morningstar) is used to measure performance of the Principal LifeTime Funds. Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. A portion of variable incentive is discretionary, based on a combination of business results and individual contributions. No part of salary, variable incentive, or retirement plan compensation is tied to asset levels.

Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.
All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan. Mr. Tyler is also eligible to participate in a Long Term Incentive Pay program.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jake S. Anonson*	Global Diversified Income	$100,000 - $500,000
Jessica S. Bush*	Global Diversified Income	None
Marcus W. Dummer*	Global Diversified Income	None
James W. Fennessey*	Global Diversified Income	None
James W. Fennessey	International I	None
James W. Fennessey	LargeCap Blend II	None
James W. Fennessey	LargeCap Growth I	None
James W. Fennessey	LargeCap Growth II	None
James W. Fennessey	LargeCap Value I	None
James W. Fennessey	LargeCap Value III	None
James W. Fennessey	MidCap Growth III	None
James W. Fennessey	MidCap Value I	None
James W. Fennessey	MidCap Value III	None
James W. Fennessey	Overseas	None
James W. Fennessey	Principal LifeTime Strategic Income	None
James W. Fennessey	Principal LifeTime 2010	None
James W. Fennessey	Principal LifeTime 2015	None
James W. Fennessey	Principal LifeTime 2020	None
James W. Fennessey	Principal LifeTime 2025	None
James W. Fennessey	Principal LifeTime 2030	None
James W. Fennessey	Principal LifeTime 2035	None
James W. Fennessey	Principal LifeTime 2040	None
James W. Fennessey	Principal LifeTime 2045	None
James W. Fennessey	Principal LifeTime 2050	None
James W. Fennessey	Principal LifeTime 2055	None
James W. Fennessey	Principal LifeTime 2060	None
James W. Fennessey	SmallCap Growth I	None
James W. Fennessey	SmallCap Value II	None
Kelly Grossman	Global Diversified Income	$1 - $10,000
Benjamin E. Rotenberg*	Global Diversified Income	None
Jeffrey R. Tyler	Principal LifeTime Strategic Income	None
Jeffrey R. Tyler	Principal LifeTime 2010	None
Jeffrey R. Tyler	Principal LifeTime 2015	None
Jeffrey R. Tyler	Principal LifeTime 2020	$50,001 - $100,000
Jeffrey R. Tyler	Principal LifeTime 2025	None
Jeffrey R. Tyler	Principal LifeTime 2030	None
Jeffrey R. Tyler	Principal LifeTime 2035	None
Jeffrey R. Tyler	Principal LifeTime 2040	None
Jeffrey R. Tyler	Principal LifeTime 2045	None
Jeffrey R. Tyler	Principal LifeTime 2050	None
Jeffrey R. Tyler	Principal LifeTime 2055	None
Jeffrey R. Tyler	Principal LifeTime 2060	None
Randy L. Welch	International I	None

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Randy L. Welch	LargeCap Blend II	None
Randy L. Welch	LargeCap Growth I	None
Randy L. Welch	LargeCap Growth II	None
Randy L. Welch	LargeCap Value I	None
Randy L. Welch	LargeCap Value III	None
Randy L. Welch	MidCap Growth III	None
Randy L. Welch	MidCap Value I	None
Randy L. Welch	MidCap Value III	None
Randy L. Welch	Overseas	None
Randy L. Welch	Principal LifeTime Strategic Income	None
Randy L. Welch	Principal LifeTime 2010	None
Randy L. Welch	Principal LifeTime 2015	None
Randy L. Welch	Principal LifeTime 2020	None
Randy L. Welch	Principal LifeTime 2025	None
Randy L. Welch	Principal LifeTime 2030	$100,001 - $500,000
Randy L. Welch	Principal LifeTime 2035	None
Randy L. Welch	Principal LifeTime 2040	None
Randy L. Welch	Principal LifeTime 2045	None
Randy L. Welch	Principal LifeTime 2050	None
Randy L. Welch	Principal LifeTime 2055	None
Randy L. Welch	Principal LifeTime 2060	None
Randy L. Welch	SmallCap Growth I	None
Randy L. Welch	SmallCap Value II	None
* Information as of December 31, 2013

Sub-Advisor: BlackRock Financial Management, Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Martin Hegarty: Inflation Protection Fund
Registered investment companies	10	$8.89 billion	0	$0
Other pooled investment vehicles	4	$268.5 billion	0	$0
Other accounts	31	$15.59 billion	1	$.69 million

Gargi Chaudhuri: Inflation Protection Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Compensation
Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Barclays Capital US TIPS Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards - From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Deferred Compensation Program - A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.
Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Martin Hegarty	Inflation Protection	None
Gargi Chaudhuri	Inflation Protection	None

Sub-Advisor: Columbus Circle Investors

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Thomas J. Bisighini: LargeCap Growth Fund
Registered investment companies	7	$1.3 billion	0	$0
Other pooled investment vehicles	6	$580.2 million	0	$0
Other accounts	81	$5.0 billion	1	$120 million

Clifford G. Fox: MidCap Growth Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	30	$734.2 million	0	$0

Michael Iacono: MidCap Growth Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	30	$734.2 million	0	$0

Anthony Rizza: LargeCap Growth Fund
Registered investment companies	7	$1.3 billion	0	$0
Other pooled investment vehicles	6	$580.2 million	0	$0
Other accounts	81	$5.0 billion	1	$120 million

Katerina Wasserman: MidCap Growth Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	30	$734.2 million	0	$0
Compensation
Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

a.
Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

b.
Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

A second bonus pool is for long term compensation and retention. Five percent of the firm’s profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees’ contribution to CCI during the year.
A third five percent pool is used for phantom equity and has less than five participants (three year cliff) and is based on the growth of the firm.

c.	Equity Payments. Professional staff who are equity partners of CCI receive also quarterly distributions based upon their equity ownership share and firm profitability.

All Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits in the form of a 401(k) plan.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Thomas J. Bisighini	LargeCap Growth	None
Clifford G. Fox	MidCap Growth	None
Michael Iacono	MidCap Growth	None
Anthony Rizza	LargeCap Growth	None
Katerina Wasserman	MidCap Growth	None

Sub-Advisor: Edge Asset Management, Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Charles D. Averill: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$2.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel R. Coleman: Equity Income and Principal Capital Appreciation Funds
Registered investment companies	3	$1.3 billion	0	$0
Other pooled investment vehicles	3	$166.7 million	0	$0
Other accounts	1	$245.5 million	0	$0

Jill R. Cuniff: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	5	$1.9 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Phillip M. Foreman: Principal Capital Appreciation Fund
Registered investment companies	1	$37 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

John R. Friedl: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$928 million	0	$0
Other pooled investment vehicles	1	$403.5 million	0	$0
Other accounts	0	$0	0	$0

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Todd A. Jablonski: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$2.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ryan P. McCann: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$928 million	0	$0
Other pooled investment vehicles	1	$403.5 million	0	$0
Other accounts	0	$0	0	$0

Scott J. Peterson: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$928 million	0	$0
Other pooled investment vehicles	1	$403.5 million	0	$0
Other accounts	0	$0	0	$0

Sarah E. Radecki: Principal Capital Appreciation Fund
Registered investment companies	1	$37 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

David W. Simpson: Equity Income Fund
Registered investment companies	2	$1.3 billion	0	$0
Other pooled investment vehicles	3	$166.7 million	0	$0
Other accounts	1	$245.5 million	0	$0

Gregory L. Tornga: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$928 million	0	$0
Other pooled investment vehicles	1	$403.5 million	0	$0
Other accounts	0	$0	0	$0
Compensation
Edge offers a competitive base salary and incentive compensation plan which attracts and retains top talent. Total compensation is targeted to be competitive with national averages, and all investment professionals participate in our incentive compensation plan. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total compensation is targeted to be competitive with the national averages. All investment professionals participate in our incentive compensation plan.
The incentive-based portion of the investment professionals’ compensation is predominantly investment performance, but it also includes professional performance and the firm’s financial metrics. Total Portfolio Manager incentive compensation is adjusted by firm financial metrics, which include revenue growth.
There is a portion of the cash based incentive compensation for employees that may be deferred. This is dependent primarily on the level of the overall cash incentive compensation award. If the overall cash incentive compensation award reaches a certain threshold, a portion of the award may be deferred over a three year vesting schedule. The deferred assets are phantom shares typically invested in the Portfolio Manager’s lead mutual fund.

In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards. The grant is based on professional and investment performance. Participation each year will depend on individual performance levels.
Finally, all investment personnel are eligible to participate in the firm's standard employee health and welfare programs, including the firm’s 401k plan. All Incentive Plans are reviewed periodically for alignment with market, client and firm objectives and are subject to change.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Charles D. Averill	SAM Balanced Portfolio	None
Charles D. Averill	SAM Conservative Balanced Portfolio	None
Charles D. Averill	SAM Conservative Growth Portfolio	$100,001-$500,000
Charles D. Averill	SAM Flexible Income Portfolio	$100,001-$500,000
Charles D. Averill	SAM Strategic Growth Portfolio	$501,000-$1,000,000
Daniel R. Coleman	Equity Income Fund	$50,001-$100,000
Daniel R. Coleman	Principal Capital Appreciation Fund	$100,001-$500,000
Jill R. Cuniff	SAM Balanced Portfolio	$100,001-$500,000
Jill R. Cuniff	SAM Conservative Balanced Portfolio	None
Jill R. Cuniff	SAM Conservative Growth Portfolio	None
Jill R. Cuniff	SAM Flexible Income Portfolio	None
Jill R. Cuniff	SAM Strategic Growth Portfolio	None
Philip M. Foreman	Principal Capital Appreciation Fund	$100,001-$500,000
John R. Friedl	Government & High Quality Bond Fund	None
John R. Friedl	Income Fund	None
John R. Friedl	Short-Term Income Fund	None
Todd A. Jablonski	SAM Balanced Portfolio	$10,001-$50,000
Todd A. Jablonski	SAM Conservative Balanced Portfolio	None
Todd A. Jablonski	SAM Conservative Growth Portfolio	None
Todd A. Jablonski	SAM Flexible Income Portfolio	None
Todd A. Jablonski	SAM Strategic Growth Portfolio	None
Ryan P. McCann	Government & High Quality Bond Fund	None
Ryan P. McCann	Income Fund	None
Ryan P. McCann	Short-Term Income Fund	None
Scott J. Peterson	Government & High Quality Bond Fund	None
Scott J. Peterson	Income Fund	None
Scott J. Peterson	Short-Term Income Fund	$50,001-$100,000
Sarah E. Radecki	Principal Capital Appreciation Fund	$10,001-$50,000
David W. Simpson	Equity Income Fund	$100,001-$500,000
Gregory L. Tornga	Government & High Quality Bond Fund	$10,001-$50,000
Gregory L. Tornga	Income Fund	$10,001-$50,000
Gregory L. Tornga	Short-Term Income Fund	$10,001-$50,000

Sub-Advisor: J.P. Morgan Investment Management Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
James E. Gibson: High Yield Fund I
Registered Investment Companies	2	$1.1 billion	1	$151 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

William J. Morgan: High Yield Fund I	2	$1.1 billion	1	$151 million
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts

James P. Shanahan: High Yield Fund I
Registered Investment Companies	10	$23.2 billion	1	$151 million
Other Pooled Investment Vehicles	22	$6.1 billion	0	$0
Other Accounts	13	$3.2 billion	0	$0

Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan's business as a whole.
Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
James E. Gibson	High Yield I	None
William J. Morgan	High Yield I	None
James P. Shanahan	High Yield I	None

Sub-Advisor: Neuberger Berman Fixed Income, LLC

	Other Accounts Managed*
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Ann H. Benjamin: High Yield Fund I
Registered investment companies	5	$4.6 billion	0	$0
Other pooled investment vehicles	9	$16.7 billion	1	$506 million
Other accounts	29	$7.7 billion	0	$0

William (Russ) Covode: High Yield Fund I
Registered investment companies	4	$4.0 billion	0	$0
Other pooled investment vehicles	8	$15.2 billion	1	$506 million
Other accounts	29	$7.7 billion	0	$0

Daniel Doyle: High Yield Fund I
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	$778.9 million	0	$0
Other accounts	0	$0	0	$0

Thomas P. O'Reilly: High Yield Fund I
Registered investment companies	5	$4.6 billion	0	$0
Other pooled investment vehicles	9	$16.7 billion	1	$506 million
Other accounts	29	$7.7 billion	0	$0
*Portions of certain accounts may be managed by other portfolio managers; however, for each portfolio manager the table lists the total assets of each account even if such portfolio manager is only involved in the day-to-day management of a portion of the entire account.
Compensation Structure
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We consider a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance. It is our foremost goal to create a compensation process that is fair, transparent, and competitive with the market.
Neuberger Berman investment professionals on portfolio management teams receive a fixed salary and are eligible for an annual bonus. The annual bonus for an individual investment professional is paid from a "bonus pool" made available to the portfolio management team with which the investment professional is associated. The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies managed by the individual, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In some cases, bonus pools may be subject to a hold-back applied to revenues. Research Analysts who are embedded within portfolio management teams participate in a similar compensation structure established for their respective teams, at the discretion of their group heads, thereby aligning them with the long-term performance of their respective teams.
Incentive Structure
As a firm, we believe that providing our employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to our success in retaining employees.

The terms of our long-term retention incentives are as follows:

•
Employee-Owned Equity. An integral part of our management buyout was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units owned by all employees.

These units are subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).
In addition, currently certain employees may elect to have a portion of the compensation delivered in the form of profits units, which are vested upon issuance. In implementing this program, Neuberger Berman established additional ways to expand employee-owned equity.

•
Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to direct a portion of future Contingent Amounts into a program involving cash, equity or other property subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts will vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•
Restrictive Covenants. Most investment professionals are subject to notice periods and restrictive covenants which include non-solicit restrictions. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Ann H. Benjamin	High Yield I	None
William (Russ) Covode	High Yield I	None
Daniel Doyle	High Yield I	None
Thomas P. O’Reilly	High Yield I	None

Sub-Advisor: Origin Asset Management LLP

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
John Birkhold: International Fund I
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$232 million	1	$83 million
Other accounts	22	$2.3 billion	3	$535 million

Chris Carter: International Fund I
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$232 million	1	$83 million
Other accounts	22	$2.3 billion	3	$535 million

Nigel Dutson: International Fund I
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$232 million	1	$83 million
Other accounts	22	$2.3 billion	3	$535 million

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Tarlock Randhawa: International Fund I
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$232 million	1	$83 million
Other accounts	22	$2.3 billion	3	$535 million

Nerys Weir: International Fund I
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$232 million	1	$83 million
Other accounts	22	$2.3 billion	3	$535 million
Compensation
Compensation of Origin's portfolio managers is formed of a competitive fixed salary, a share of a bonus pool which is a function of the annual profitability of the firm, and a further share of profits based upon their share of the overall partnership. Fund performance does not play a role in the determination of portfolio manager compensation.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
John Birkhold	International Fund I	None
Chris Carter	International Fund I	None
Nigel Dutson	International Fund I	None
Tarlock Randhawa	International Fund I	None
Nerys Weir	International Fund I	None

Sub-Advisor: Pacific Investment Management Company LLC

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
William H. Gross: Core Plus Bond Fund I
Registered investment companies	42	$379.9 billion	0	$0
Other pooled investment vehicles	19	$34.9 billion	1	$161 million
Other accounts	57	$32.1 billion	10	$6.7 billion
Compensation
PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.
Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•
Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•
Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•
Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.
Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.
In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•
3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
William H. Gross	Core Plus Bond I	None

Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Paul H. Blankenhagen: Diversified International Fund
Registered investment companies	1	$501.9 million	0	$0
Other pooled investment vehicles	3	$2.9 billion	0	$0
Other accounts	3	$298.6 million	0	$0

Juliet Cohn: Diversified International Fund
Registered investment companies	1	$501.9 million	0	$0
Other pooled investment vehicles	3	$2.9 billion	0	$0
Other accounts	4	$394.7 million	1	$19.6 million

Mihail Dobrinov: International Emerging Markets Fund
Registered investment companies	2	$1.9 billion	1	$3.0 million
Other pooled investment vehicles	1	$913.3 million	0	$0
Other accounts	13	$2.5 billion	7	$808.1 million

Arild Holm: LargeCap Value Fund
Registered investment companies	1	$162.3 million	0	$0
Other pooled investment vehicles	3	$680.2 million	0	$0
Other accounts	2	$93.1 million	0	$0

Thomas L. Kruchten: LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds
Registered investment companies	2	$1.9 billion	0	$0
Other pooled investment vehicles	3	$17.1 billion	0	$0
Other accounts	1	$129.5 million	0	$0

K. William Nolin: MidCap Fund
Registered investment companies	2	$1.0 billion	0	$0
Other pooled investment vehicles	19	$2.7 billion	0	$0
Other accounts	7	$84.5 million	0	$0

Phil Nordhus: SmallCap Blend Fund
Registered investment companies	1	$61.1 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	0	$0
Other accounts	2	$6.9 million	1	$0.2 million

Brian Pattinson: SmallCap Blend Fund
Registered investment companies	1	$61.1 million	0	$0
Other pooled investment vehicles	7	$1.9 billion	0	$0
Other accounts	5	$1.1 billion	3	$191.4 million

Tom Rozycki: MidCap Fund
Registered investment companies	2	$1.0 billion	0	$0
Other pooled investment vehicles	3	$2.0 billion	0	$0
Other accounts	7	$84.5 million	0	$0

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jeffrey A. Schwarte: LargeCap Value Fund
Registered investment companies	2	$485.3 million	0	$0
Other pooled investment vehicles	6	$1.0 billion	0	$0
Other accounts	4	$284.3 million	1	$1.3 million

Mohammed Zaidi: International Emerging Markets Fund
Registered investment companies	2	$118.9 million	1	$3 million
Other pooled investment vehicles	1	$913.3 million	0	$0
Other accounts	15	$2.5 billion	7	$808.1 million
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. For portfolio managers and senior professionals, a portion of incentive compensation is deferred, with half of the deferred portion awarded in Principal Financial Group stock, while the other half is required to be invested in equity funds managed by the team, via a co-investment program. All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Paul H. Blankenhagen	Diversified International	$10,001 - $50,000
Juliet Cohn	Diversified International	None
Mihail Dobrinov	International Emerging Markets	None
Arild Holm	LargeCap Value	$100,001 - $500,000
Thomas L. Kruchten	LargeCap S&P 500 Index	None
Thomas L. Kruchten	MidCap S&P 400 Index	None
Thomas L. Kruchten	SmallCap S&P 600 Index	None
K. William Nolin	MidCap	$500,001 - $1,000,000
Phil Nordhus	SmallCap Blend	None
Brian Pattinson	SmallCap Blend	None
Tom Rozycki	MidCap	None
Jeffrey A. Schwarte	LargeCap Value	None
Mohammed Zaidi	International Emerging Markets	None

Sub-Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
William C. Armstrong: Bond & Mortgage Securities Fund
Registered investment companies	2	$387.3 million	0	$0
Other pooled investment vehicles	7	$5.6 billion	0	$0
Other accounts	17	$4.3 million	3	$803.2 million

Mark P. Denkinger: High Yield Fund
Registered investment companies	0	0	0	$0
Other pooled investment vehicles	3	$65.5 million	0	$0
Other accounts	4	$403.6 million	2	$234.5 million

Douglas J. Gaylor: California Municipal and Tax-Exempt Bond Funds
Registered investment companies	1	$21.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$32.4 million	0	$0

James Noble: California Municipal and Tax-Exempt Bond Funds
Registered investment companies	1	$21.6 million	0	$0
Other pooled investment vehicles	0	0	0	$0
Other accounts	1	$32.4 million	0	$0

Tracy Reeg: Money Market Fund
Registered investment companies	1	$278.8 million	0	$0
Other pooled investment vehicles	1	$2.0 billion	0	$0
Other accounts	0	$0	0	$0

Alice Robertson: Money Market Fund
Registered investment companies	1	$278.8 million	0	$0
Other pooled investment vehicles	1	$2.0 billion	0	$0
Other accounts	0	$0	0	$0

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Darrin E. Smith: High Yield Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$65.5 million	0	$0
Other accounts	4	$403.6 million	2	$234.5 million

Timothy R. Warrick: Bond & Mortgage Securities Fund
Registered investment companies	1	$320.6 million	0	$0
Other pooled investment vehicles	7	$5.8 billion	0	$0
Other accounts	20	$6.6 billion	2	$803.2 million
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer group, if applicable. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. Investment performance is a primary determinant in the allocation of total variable compensation. The structure is applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders. Team results and individual contributions are among the other factors impacting incentive compensation levels.
In addition to investment performance, other discretionary factors and metrics are specifically aligned with the results of the Fixed Income group. For portfolio managers and senior professionals, a portion of incentive compensation is deferred, with half of the deferred portion awarded in Principal Financial Group stock, while the other half is required to be invested in fixed income funds managed by the team, via a co-investment program. All senior team members have substantial investments in fixed income funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
William C. Armstrong	Bond & Mortgage Securities	None
Mark P. Denkinger	High Yield	$100,001 - $500,000
Douglas J. Gaylor	California Municipal	None
Douglas J. Gaylor	Tax-Exempt Bond	None
James Noble	California Municipal	None
James Noble	Tax-Exempt Bond	None
Tracy Reeg	Money Market	$1 - $10,000
Alice Robertson	Money Market	None
Darrin E. Smith	High Yield	$100,001 - $500,000
Timothy R. Warrick	Bond & Mortgage Securities	None

Sub-Advisor: Principal Global Investors, LLC (Multi-Asset Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Mathew Annenberg: Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and Strategic Income Funds
Registered investment companies	6	$466.9 million	0	$0
Other pooled investment vehicles	6	$739.6 million	0	$0
Other accounts	1	$153.0 million	0	$0

Dirk Laschanzky: Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and Strategic Income Funds
Registered investment companies	0	$517.4 million	0	$0
Other pooled investment vehicles	0	$739.6 million	0	$0
Other accounts	0	$153.0 million	0	$0
Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for Multi-Asset Advisors investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with performance and goals of Principal Global Investors, as well as the parent company Principal Financial Group.  The structure is applied among all investment professionals.  Team results and individual contributions are among the other factors impacting incentive compensation levels.

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Mathew Annenberg	Principal LifeTime 2010	None
Mathew Annenberg	Principal LifeTime 2015	None
Mathew Annenberg	Principal LifeTime 2020	None
Mathew Annenberg	Principal LifeTime 2025	None
Mathew Annenberg	Principal LifeTime 2030	None
Mathew Annenberg	Principal LifeTime 2035	None
Mathew Annenberg	Principal LifeTime 2040	None
Mathew Annenberg	Principal LifeTime 2045	None
Mathew Annenberg	Principal LifeTime 2050	None
Mathew Annenberg	Principal LifeTime 2055	None
Mathew Annenberg	Principal LifeTime 2060	None
Mathew Annenberg	Principal LifeTime Strategic Income	None
Dirk Laschanzky	Principal LifeTime 2010	None
Dirk Laschanzky	Principal LifeTime 2015	None
Dirk Laschanzky	Principal LifeTime 2020	None
Dirk Laschanzky	Principal LifeTime 2025	None
Dirk Laschanzky	Principal LifeTime 2030	None
Dirk Laschanzky	Principal LifeTime 2035	None
Dirk Laschanzky	Principal LifeTime 2040	None
Dirk Laschanzky	Principal LifeTime 2045	None
Dirk Laschanzky	Principal LifeTime 2050	None
Dirk Laschanzky	Principal LifeTime 2055	None
Dirk Laschanzky	Principal LifeTime 2060	None
Dirk Laschanzky	Principal LifeTime Strategic Income	None

Sub-Advisor: Principal Real Estate Investors, LLC

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Keith Bokota: Real Estate Securities Fund
Registered investment companies	1	$137.8 million	0	$0
Other pooled investment vehicles	1	$15.6 million	0	$0
Other accounts	11	$316.1 million	0	$0

Simon Hedger: Global Real Estate Securities Fund
Registered investment companies	2	$392.7 million	0	$0
Other pooled investment vehicles	2	$316.9 million	0	$0
Other accounts	8	$680.4 million	1	$15.6 million

Anthony Kenkel: Global Real Estate Securities Fund and Real Estate Securities Fund
Registered investment companies	4	$538.6 million	0	$0
Other pooled investment vehicles	3	$332.5 million	0	$0
Other accounts	22	$1.3 billion	1	$15.6 million

Kelly D. Rush: Global Real Estate Securities, and Real Estate Securities Funds
Registered investment companies	3	$530.5 million	0	$0
Other pooled investment vehicles	3	$332.5 million	0	$0
Other accounts	20	$1.2 billion	1	$15.6 million

Compensation
Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for real estate investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation.  Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. For portfolio managers and senior professionals, a portion of incentive compensation is deferred, with half of the deferred portion awarded in Principal Financial Group stock, while the other half is required to be invested in equity funds managed by the team, via a co-investment program. All senior team members have substantial investments in real estate funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Keith Bokota	Real Estate Securities	None
Simon Hedger	Global Real Estate Securities	None
Anthony Kenkel	Global Real Estate Securities	$10,001 - $50,000
Anthony Kenkel	Real Estate Securities	None
Kelly D. Rush	Global Real Estate Securities	None
Kelly D. Rush	Real Estate Securities	$10,001 - $50,000

APPENDIX A – DESCRIPTION OF BOND RATINGS
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."
Description of Moody's Commercial Paper Ratings:
Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:
A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

l.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA:	Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:
Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:
Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating "C" is reserved for income bonds on which no interest is being paid.

D:	Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings
A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:
Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3:
Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.
The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.
Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.
Fitch, Inc. Long-Term Credit Ratings
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX B – PROXY VOTING POLICIES
The proxy voting policies applicable to each Fund appear in the following order:
Principal’s proxy voting policy is first, followed by the Sub-Advisors, alphabetically.

CAUSEWAY CAPITAL MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by Causeway International Value Fund (the “Value Fund”), Causeway Global Value Fund, Causeway Emerging Markets Fund (the “EM Fund”), and Causeway International Opportunities Fund (the “Opportunities Fund”) (collectively, the “Funds”), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.
Proxies are voted solely in the best interests of the client, the Funds’ shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively “clients”). Causeway’s intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses RiskMetrics for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.
Proxy Voting Guidelines
Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.
Causeway’s proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

November 2, 2009

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•
boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

•	Causeway generally opposes cumulative voting and attempts to classify boards of directors.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•
compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

•	related party transactions

November 2, 2009

Causeway generally votes against:

•
anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

•
social issues – Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

The Opportunities Fund primarily invests its assets in the Value Fund and the EM Fund. If the Opportunities Fund receives proxies from the Value Fund or the EM Fund, as a shareholder of such Funds, Causeway intends to vote such proxies in proportion to the vote of all other shareholders of the Value Fund and EM Fund.
Conflicts of Interest
Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or $1,000,000 of Causeway’s revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

November 2, 2009

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.
The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.
Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel decides if they involve a material conflict of interest.
If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•	If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.
Practical Limitations Relating to Proxy Voting
While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies.
In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

November 2, 2009

ALLIANCEBERNSTEIN

Firm Policy

Statement of Policies and Procedures for
Proxy Voting

1.	Introduction
As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment (“RI Policy”) is attached to this Statement as an Exhibit.
We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.
This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies
Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

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This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance
We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

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2.3.	Appointment of Auditors
AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure
Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

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2.7.	Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation
AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation,

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including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG
We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.
Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

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3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees (“Proxy Committees”) to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.
Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

3.2.	Engagement
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.
Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

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3.3.	Conflicts of Interest
AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.
Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.4.	Proxies of Certain Non-U.S. Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

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ALLIANCEBERNSTEIN

Firm Policy

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.5.	Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.6.	Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]
You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

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ALLIANCEBERNSTEIN

Firm Policy

Exhibit

Statement of Policy Regarding
Responsible Investment

Principles for Responsible Investment,
ESG, and Socially Responsible Investment

1.	Introduction
AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.
Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.
SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

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ALLIANCEBERNSTEIN

Firm Policy

3.	Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.
After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.
In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.
The six Principles are:
1. We will incorporate ESG issues into investment research and decision-making processes.
AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.
2. We will be active owners and incorporate ESG issues into our ownership policies and practices.
AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).
3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.
AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.
4. We will promote acceptance and implementation of the Principles within the investment industry.
AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5.	We will work together to enhance our effectiveness in implementing the Principles.

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ALLIANCEBERNSTEIN

Firm Policy

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.
6. We will report on our activities and progress towards implementing the Principles.
AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee
Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.
The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of the Proxy Voting Committee for Bernstein.

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ALLIANCEBERNSTEIN

Firm Policy

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:
Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Steve Cheetham: SVP-Value, London
James Crawford: SVP-Value, Australia
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
David Lesser: VP-Legal, New York
Jason Ley: SVP-Growth, Chicago
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
John Phillips: SVP-Value, New York
Guy Prochilo: SVP-Institutional Investments, New York
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

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HERNDON CAPITAL
Management

Proxy Voting Policy

Herndon Capital Management, LLC (“HCM”) has a fiduciary obligation to, at all times, place the best interest of advisory clients (e.g. plan participants and beneficiaries) as the sole consideration when voting proxies of portfolio companies. HCM has retained Glass Lewis & Co. (“GL”) for proxy voting services. GL will analyze the voting issues and carry out the actual voting process in accordance with its guidelines which have been agreed to by HCM’s Proxy Committee. Proxy issues receive consideration based on all relevant facts and circumstances.

Some accounts for which HCM is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide HCM with a plan document that expressly precludes HCM from voting proxies or include in the contract that HCM will not vote their proxies. In the absence of such documentation HCM has the legal responsibility and the obligation to vote for its accounts, and will do so through GL.

Proxy Committee. HCM has established a Proxy Committee. The Proxy Committee considers its fiduciary responsibility to all clients when addressing proxy issues. The Proxy Committee has reviewed and agreed with GL’s proxy voting guidelines and instructed them to vote on HCM’s behalf in accordance with those guidelines for HCM’s clients. As GL amends their guidelines the Proxy Committee will review and based on the agreement of the terms will provide GL voting instruction.

HCM provides GL with the list of accounts and their holdings monthly to ensure that GL has record of the clients and their holdings for proxy purposes.

The Proxy Committee meets at least annually to review any guideline changes from GL, should any exist.

In compliance with the U. S. Department of Labor, the Director of Marketing and Operations maintains applicable records regarding proxy voting for accounts. The Director of Marketing and Operations can access a report online on any given day. Any voting decision that may require a deviation from the standard policies will be deferred to the Proxy Committee from GL for further analysis and a final decision. In these rare situations, outside legal counsel may be sought for additional guidance, and reasons for such action will be noted in the committee’s “special” meeting minutes.

ERISA Accounts. It is HCM’s policy to fully comply with ERISA requirements regarding proxy voting. Some ERISA accounts for which HCM is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide HCM with a plan document that expressly precludes HCM from voting proxies or include in the client agreement that HCM will not vote proxies on their behalf. In the absence of such documentation HCM has the legal responsibility and the obligation to vote for its ERISA accounts.

Material Conflicts. Regardless of material conflict, HCM through GL will, at all times, vote in the best interest of the client.

Revised 2010.01

HERNDON CAPITAL
Management

Criteria. GL on behalf of HCM votes proxies related to securities held by clients in a manner solely in the interest of the client, which is in accordance with written GL guidelines. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interest of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, GL shall vote in the prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Checks and Balances. Periodically, HCM will:

1.
Spot check to verify that proxies received have been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client, or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries;

2.	Provide a proxy voting report to those clients that request it; in a manner consistent with the client’s request, which may vary.

HCM through GL will provide investment company clients with the information necessary to comply with filing requirements of Form N-PX on a timely basis.

Revised 2010.01

American Century Investments
PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A.General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B.Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)
Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)
Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

(5)
Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)
Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)
Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)
Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see "Anti-Takeover Proposals" below);

•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board
If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

c.	"Blank Check" Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	"Supermajority" Voting Provisions or Super Voting Share Classes
A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	"Fair Price" Amendments
This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting
Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

5.	Other Matters

a.	Shareholder Proposals Involving Social, Moral or Ethical Matters
The Advisor will generally vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues, is often unclear. Where this is the case, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if the Advisor believes its assessment is not unreasonable.
Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will generally vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals
"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification
The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership
The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws and regulations in the relevant foreign market in determining if and how to vote. There may be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C.Use of Proxy Advisory Services
The Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.
D.Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

the case of the “NT” funds, where the One Choice Target Date funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Edge Asset Management, Inc.

Proxy Voting Policy
Dated November 2011

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies in the best interest of its clients, to identify and disclose potential conflicts of interest, to promptly provide client proxy voting results upon request of a client, and to maintain records of proxy voting activities as required. Edge maintains written policies and procedures which address Edge’s proxy policies and practices and which include the responsibility to receive and vote client proxies, to disclose any potential conflicts of interest, to make its proxy voting record available to clients and to maintain relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser about how the adviser voted proxies for their securities; and (c) describe its proxy voting policies and procedures to clients and furnish a copy to its requesting clients. Further, Rule 204-2 of the Advisers Act requires registered investment advisers that vote client securities to maintain certain records relating to the adviser's proxy voting activities.

Responsibility

Edge has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Summary Procedures

Edge has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

1. Voting Procedures

•
Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to expert third-party proxy voting organization, Institutional Shareholder Services, Inc. (“ISS”). ISS provides policy guidelines and proxy research and analysis in addition to proxy voting. Edge may override any ISS guideline or recommendation that Edge feels is not in the best interest of the client.

•
Edge has elected to follow the ISS Standard Proxy Voting Guidelines (the “ Guidelines”), which embody the positions and factors that Edge generally considers important in casting proxy votes, including, but not limited to, shareholder voting rights, anti-takeover defenses, board structures, election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.

2.	Conflicts of Interest

•
Votes cast by ISS on Edge’s behalf consistent with its Guidelines and recommendations are not considered to create a conflict of interest. If ISS or Edge abstains from voting a proxy due to a conflict, or if Edge elects to override an ISS recommendation, it will seek to identify and evaluate whether any conflicts of interest may exist between the issuer and Edge or its employees and clients.

•
Material conflicts will be evaluated, and if it’s determined that one exists, Edge will disclose the conflict to the affected client, and request instruction from the client as to how the proxy should be voted.

3.	New Accounts

•
Edge or its affiliate, Principal Global Investors, shall provide a proxy authorization letter to the client’s custodian upon the opening of a new client account. Clients may also choose to vote proxies themselves or receive individualized reports or services.

4.    Abstentions

•	Edge may refrain from voting when it believes it is in the client’s best interests.

5.    Proxy Solicitations & Information Requests

•
Edge will not reveal or disclose to any third-party how it may have voted or intends to vote until such proxies have been counted at a shareholders’ meeting. Edge may in any event disclose its general policy to follow ISS’s guidelines. No employee of Edge may accept any remuneration in the solicitation of proxies.

6.    Errors

•	Edge will document errors and the resolution of errors.

7.    Recordkeeping

•
Documentation shall be maintained for at least five years. Edge will keep records regarding all client requests to review proxy votes and accompanying responses. Edge may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

•	Edge’s proxy voting record will be maintained by ISS. Edge will maintain documentation to support any decisions to vote against ISS Guidelines or recommendations.

8.    Class Actions

•
Edge generally does not file class action claims on behalf of its clients and specifically will not act on behalf of former clients that have terminated their relationship with Edge. Edge will only file permitted class action claims if that responsibility in specifically stated in the advisory contract. Edge will maintain documentation related to any cost-benefit analysis to support decisions to opt out of any class action settlement. This policy is disclosed in the firm’s Form ADV filing.

Historical Policies: Revised October 2010; February 2009; January 1, 2007; October 9, 2006
Adopted policy: March 31, 2004

Effective Date: February 28, 2013

PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP
DIMENSIONAL FUND ADVISORS LTD.
DFA AUSTRALIA LIMITED
DIMENSIONAL FUND ADVISORS PTE. LTD.

Introduction
Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”) and Dimensional Fund Advisors Pte. Ltd. (“DFAP”) (Dimensional, DFAL, DFAA and DFAP are collectively referred to as the “Advisors”). DFAL and DFAA are also investment advisors registered under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager's fiduciary duty under ERISA.
The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors' objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.
Exhibit A to this Policy includes a summary of the Advisors' current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”) an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client's best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts. The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts.
The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisors may retain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines. Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as Advisors' intend because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor's proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors (“Authorized Persons”). The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client's individualized proxy voting guidelines, the Advisor will instruct such vote on the client's proxies pursuant to the client's guidelines.
Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client's investments. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights. The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-

to-assess value of casting votes. It is the Advisors' belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if based upon information in the Advisor's possession, it determines that voting the securities is likely to materially affect the value of a client's investment and that it is in the client's best interests to do so.
In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer's management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.
International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.
With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting1. The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors' decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.
__________________________
1    As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client's best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it “interprets ERISA§ 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.” See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).

Conflicts of Interest
Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted should not result from any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client's interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Dimensional Investment Company.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform its clients on how to obtain information regarding the Advisor's voting of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request. If the Advisor is registered under the Adviser's Act, the Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC ("DFAS”) or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC's website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

EXHIBIT A
PROXY VOTING GUIDELINES

See Attached

APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).
Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.
Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.
Routine/Miscellaneous
Auditor Ratification
Vote FOR proposals to ratify auditors unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.
Board of Directors:
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.
Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1.	Board Accountability
Vote AGAINST2 or WITHHOLD from the entire board of directors (except new nominees3, who should be considered CASE-BY-CASE) for the following:
Problematic Takeover Defenses
Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.
Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-BY-CASE on all nominees if:
________________________________
2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company's response, including:

◦	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

◦	Specific actions taken to address the issues that contributed to the low level of support;

◦	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[4], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

1.	Board Responsiveness
Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[5] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company's ownership structure and vote results;

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.
________________________________
4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.
5 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.

1.	Director Independence
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

2.	Director Competence
Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◦	Medical issues/illness;

◦	Family emergencies; and

◦	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:
Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards[7]; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[8].

▶▶▶▶▶
________________________________
6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.
8 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Proxy Access 9
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.
Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:
Company-specific factors; and
Proposal-specific factors, including:

◦	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

◦	The maximum proportion of directors that shareholders may nominate each year; and

◦	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
Proxy Contests—Voting for Director Nominees in Contested Elections10
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.
Shareholder Rights & Defenses11
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
No lower than a 20% trigger, flip-in or flip-over;
A term of no more than three years;
No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
________________________________
9 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  10Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.
10See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.
11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[12] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.
CAPITAL/RESTRUCTURING13
Common Stock Authorization
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
________________________________
12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

◦	The company's use of authorized shares during the last three years

•	The Current Request:

◦	Disclosure in the proxy statement of the specific purposes of the proposed increase;

◦	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

◦
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure
Generally vote AGAINST proposals to create a new class of common stock unless:
The company discloses a compelling rationale for the dual-class capital structure, such as:

◦	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

◦	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Preferred Stock Authorization
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

◦	The company's use of authorized preferred shares during the last three years;

•	The Current Request:

◦	Disclosure in the proxy statement of the specific purposes for the proposed increase;

◦	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

◦
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

◦	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION14
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

________________________________

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:
There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

◦	Magnitude of pay misalignment;

◦	Contribution of non-performance-based equity grants to overall pay; and

◦	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[15] Alignment:
The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
The multiple of the CEO's total pay relative to the peer group median.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company's peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay compared to grant pay; and
Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

◦	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

◦	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

◦	CIC payments with excise tax gross-ups (including "modified" gross-ups).
________________________________
15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

Incentives that may Motivate Excessive Risk-Taking
Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

◦	The company's response, including:

▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

▪	Specific actions taken to address the issues that contributed to the low level of support;

▪	Other recent compensation actions taken by the company;

◦	Whether the issues raised are recurring or isolated;

◦	The company's ownership structure; and

◦	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans16
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
The total cost of the company’s equity plans is unreasonable;
The plan expressly permits repricing;
A pay-for-performance misalignment is found;
The company’s three year burn rate exceeds the burn rate cap of its industry group;
The plan has a liberal change-of-control definition; or
The plan is a vehicle for problematic pay practices.
Social/Environmental Issues
Overall Approach
Generally vote FOR the management’s recommendation on shareholder proposals involving social/ environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.
With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:
Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
________________________________
16See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.
All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

APPENDIX
2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES1
Effective for Meetings on or after February 1, 2013

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. General Policies
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the (re)election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
________________________________
1This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company's financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. BOARD OF DIRECTORS
Director Elections
Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders2.
ISS Classification of Directors - International Policy

Executive Director
•    Employee or executive of the company;
•    Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•    Any director who is attested by the board to be a non-independent NED;
•    Any director specifically designated as a representative of a significant shareholder of the company;
•    Any director who is also an employee or executive of a significant shareholder of the company;
•    Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•    Government representative;
•    Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•    Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
•    Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•    Relative[1] of a current employee of the company or its affiliates;
•    Relative[1] of a former executive of the company or its affiliates;
•    A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•    Founder/co-founder/member of founding family but not currently an employee;
•    Former executive (5 year cooling off period);
•    Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o 9 years (from the date of election) in the United Kingdom and Ireland;
o 12 years in European markets;

________________________________
2See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

o 7 years in Russia.
Independent NED
•    No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•    Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections 3
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.
The major decision factors are:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;
When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).?
Discharge of Board and Management
ISS will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:

•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

•
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors
________________________________
3See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. CAPITAL STRUCTURE4
Share Issuance Requests
General Issuances
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

________________________________
4See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

•	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

•	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION 5
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
________________________________
5See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis..

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.
Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.
With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:
Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

Proxy Voting

For clients who so elect, BHMS has the responsibility to vote proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm's proxy policies and procedures to clients. BHMS provides information to clients about how their proxies were voted and retains records related to proxy voting.
Glass, Lewis & Co.
To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides research on corporate governance, financial statements, business, legal and accounting risk and supplies proxy voting recommendations. They also provide proxy execution, record keeping and reporting services.
Proxy Oversight Committee

▪
BHMS’ Proxy Oversight Committee reviews and evaluates the data and recommendations provided by the proxy service along with our own internal research on each company to ensure that all votes are consistent with our policies and are in the best interest of the beneficial owners.

▪	The Committee conducts regular reviews to monitor and ensure that our policy is observed, implemented properly and amended or updated, as appropriate.

▪	Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.

▪	All proxies are voted uniformly in accordance with the policies reached by the Committee, including proxies of companies that are also clients, thereby eliminating any potential conflicts of interest.

▪	The Proxy Oversight Committee includes two portfolio managers, five research analysts, one client service specialist and two proxy coordinators.
Policies and Procedures
The Director of Equity Operations, who serves as a proxy coordinator, is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts regular reviews to monitor and ensure that our policy is observed, implemented properly and amended or updated, as appropriate.

▪	All proxies are voted uniformly in accordance with the Firm’s policies, including proxies of companies that are also clients, thereby eliminating potential conflicts of interest.

▪
BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if the Firm or any of our employees have any financial, business, or personal relationship with the issuer.

▪
If a material conflict of interest exists, the proxy coordinator will determine if it is appropriate to disclose the conflict to the affected clients, thus allowing the clients to choose whether to vote the proxies themselves, or to address the voting issue through other objective means, such as using a predetermined voting policy or an independent third party voting recommendation.

▪	BHMS will maintain a record of the voting resolution of any conflict of interest.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

▪	The proxy coordinators retain the following proxy records in accordance with the SEC's five-year retention requirement:

•	these policies and procedures and any amendments;

•	a record of each vote cast; and

•	any BHMS documentation that was material to the proxy voting decision.

▪	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing the number of shares voted and disclosing how each proxy was voted.

▪	All voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

▪	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing: clientservices@barrowhanley.com.
BHMS has adopted written procedures to implement the Firm’s policy:

▪	BHMS sends a daily electronic transfer of all stock positions to the proxy service provider.

▪	The proxy service provider identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

▪	The proxy coordinators review each proposal and evaluate the proxy service provider’s recommendations.

•
Domestic Equity Accounts: If the proxy coordinators determine that further research is necessary on a particular item, the issue is referred to the Firm’s research analyst(s) who are designated as specialists on that company and/or industry.

•	Small Cap Equity Accounts: The small cap portfolio management team reviews every small cap proxy proposal and decides how each will be voted on a case-by-case basis.

•	International Value and Diversified Small Cap Value Accounts: All proxies are voted uniformly in accordance with the proxy service provider’s recommendations.

▪	The proxy coordinator registers all votes on the proxy service provider’s secure, proprietary online system.

▪	The proxy service provider verifies that every vote is received, voted, and recorded.

▪	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing the number of shares voted and disclosing how each proxy was voted.

▪	All voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

Rev. March 2011

Colonial First State
Global Asset Management
Guidelines and principals for corporate engagement on governance, environment and social issues

1. Introduction
Corporate governance is concerned with the way corporate entities are governed, as distinct from the way businesses within those companies are managed on a day to day basis.
Corporate governance addresses the issues facing boards of directors, such as:

•	strategy, financial policies, disclosure, legal issues and standards of corporate behaviour W the level and type of interaction with senior management

•	relationships with the shareholders and other stakeholders interested in the affairs of the company (such as fund managers, creditors, debt financiers, analysts, auditors and corporate regulators)

•
oversight of the company’s material environmental and social risks[1] and the manner in which these are being monitored, disclosed and managed in the interests of shareholders and other relevant stakeholders, and

•	corporate performance.
Colonial First State Asset Management (Australia) Limited (CFSAMA) is in a position to influence the environmental, social and governance (ESG) performance of companies via discussions with management or the board of directors and through the exercising of proxy votes. The exercising of the voting rights must be in the best interests of our unitholders and clients.
The scope of this document pertains primarily to the engagement of companies listed on the Australian Securities Exchange; however the principles may also be used to guide our engagement activities in other jurisdictions.
CFSAMA follows the Investment and Financial Services Association (IFSA) guidelines on corporate governance (see Appendix A). The guidelines cover four key areas: communication, voting, proxy voting policy and procedures and reporting to clients.
This document includes environmental and social guidelines (section 5) which have been developed based on Colonial First State Global Asset Management’s2 Responsible Investment Policy3 (Annexure B) and the United Nations Principles for Responsible Investment.4

Notes:
1. Refers to issues including human capital and the alignment of people strategies with business strategies, human rights, workplace safety and relationships with important stakeholder groups such as regulators, consumer advocacy groups and non-government organisations.
2. Colonial First State Global Asset Management is a business name owned by Colonial First State Asset Management (Australia) Limited (CFSAMA).
3. More detail on Colonial First State Global Asset Management’s approach can be found at cfsgam.com.au/UNPRI.
4. http://www.unpri.org.
2. Communication
As a major investor, CFSAMA believes in having direct contact with the management and/or directors of companies into which we invest. This contact might include constructive communication about performance, corporate governance, environmental and social issues, or other matters affecting stakeholder interests and long-term shareholder value.
As a shareholder, CFSAMA is entitled to receive reports and accounts and other explanatory circulars from companies which are required by law or regulatory authorities. We also have the right to attend company meetings and raise questions about the affairs of the company. While these formal bases for communication are necessary, they may not be sufficient to allow companies and shareholders to gain full understanding of each other’s aims and requirements.
Direct dialogue will give CFSAMA a better appreciation of a company’s objectives, its potential problems and the quality of its management, while making the company aware of our expectations and requirements as a shareholder. In regard to environmental and social issues, CFSAMA will engage management on those matters that it believes have material impact on company earnings and value, and on best practices which the company should adopt.
As the intent of this dialogue is not to make CFSAMA an insider, in view of the insider trading provisions of the Corporations Act, care must be taken when communicating directly with the board of directors and management of companies. CFSAMA has an Insider Trading Policy in place which outlines protocols should inside information come into our possession.

2

3. Voting
CFSAMA will vote on all issues at company meetings where it has the authority to do so. Voting rights are a valuable asset which should be managed with the same care and diligence as any other asset. Ultimately, shareholders’ ability to influence management depends on shareholders’ willingness to exercise those rights.
CFSAMA generally supports boards by positive use of its voting power unless there is good reason for doing otherwise. Where a board has received steady support over a period of time, it should become a matter of concern for that board if support is not forthcoming on a particular matter. When CFSAMA intends to vote against a proposal, we may choose to make representations to a company prior to the vote so that appropriate consultation may take place with a view to achieving a satisfactory solution.
Where a satisfactory outcome cannot be achieved on an important issue, it may be desirable for the relevant fund manager or delegate to attend the relevant meeting of the company and to explain why the proposal is being opposed. In such cases a poll may be requested to ensure that the vote is duly recorded.
All votes must be made in the best interest of the unitholders and clients. It is acknowledged that our goal is to apply our corporate governance guidelines and principles in a consistent manner. However, on rare occasions CFSAMA may deem it to be in the best interests of unitholders and clients to exercise its proxy vote in a manner that is not consistent on certain occasions, as a degree of subjectivity may be required. For example, it may be acceptable for a non-executive director to hold six board positions and provide a meaningful contribution, while for another director six board positions may be too demanding and result in a less meaningful contribution. Following are examples of voting issues and our current position:

•	Directors/non-executive directors – we consider independence of a non-executive director to mean that they have not been former executives of the relevant company for a minimum of five (5) years.

•
Audit and remuneration committees – membership of an audit committee should be non-executive. Members of both committees should be listed in annual reports and identified on the notice of re-election of directors. It is preferred that only non-executive directors sit as members of the remuneration committee.

•
New directors – there should be a formal and transparent procedure for the appointment of new directors to a board. The Chairman and a majority of the members of the Nomination Committee should be non-executive directors.

•
Number of board appointments – non-executive directors must balance their number of board appointments with their personal ability to provide a meaningful contribution to each board. Similarly, executive directors who have outside directorships need to ensure that their contribution to their current employer is not diminished.

•	Removal of directors – we will not support changes to company constitutions that weaken the position of non-executive directors on the board.

•
Retirement by rotation – with the exception of the Chief Executive, we expect all directors to seek re-election, with one third seeking election each year. For directors over the age of 72, and provided that the constitution of the company permits re-election, the usual assessment criteria for selecting directors will apply.

•
Division of roles – in most cases the role of Chairman and Chief Executive should be split. We consider that board changes involving the Chief Executive becoming Chairman or executive directors becoming nonexecutive is acceptable only if there is a clear majority of independent directors.

•	Hostile takeovers – CFSAMA will meet both parties at least once before making a decision. Any decision made will be in the best interests of unit/shareholders.

•
Political donations – CFSAMA supports the notion that companies should seek a mandate from shareholders before making political donations. Such mandates should last for no longer than three years. Justification of political donations should be provided at the annual general meeting or in the annual report.

•
Remuneration – we support the principle that there should be full disclosure of directors’ total remuneration packages, including share options, fringe benefits and retirement benefits. We expect appropriate justification for levels of remuneration and the link of these to company objectives and performance from the Chairman of the Remuneration Committee.

3

•
Termination payments – we believe that payments on termination of executive directors’ contracts should not be excessive. In the case of poor performance, a statement of justification should be given. We may write to the Chairman of the Remuneration Committee to ask for details of compensation payments to departing executive directors if they are not published. Disclosure of any contingent liabilities should be made.

•
Long term incentive schemes – we support the introduction of share-based incentive schemes as a means of aligning the longer-term interests of management and shareholders. These schemes should be subject to shareholder approval and have reasonably demanding performance targets. We prefer that no awards vest at, or below, median performance with an appropriate comparator universe.

•	Options for non-executive directors – we are of the view that these should not be granted. We support the notion that non-executive directors can be paid in the stock of the company.

•
Environmental and social risks – we believe that well governed companies have appropriate environmental and social risk policies and management procedures in place. As part of the governance process, we expect boards to have oversight of these risks and policies, and executive management to be able to publicly report on these risks and there management and indicate where appropriate the potential impact on company earnings.

4. Proxy voting policy and procedures
CFSAMA is advised of corporate actions such as proxy voting by its custodian. The Head of each asset class or their authorised signatory is responsible for ensuring that all company resolutions are reviewed and an appropriate and consistent recommendation is made in line with the corporate governance guidelines and principles as outlined in this document. Each resolution is to be stated and the voting intention with supporting views is to be confirmed in writing by the Head of the asset class or their authorised signatory. In cases where the resolution may be contentious in nature, a more detailed explanation as to the reasons for the voting intention 2 is to be outlined. Examples of contentious issues are executive remuneration packages or the appointment of non-independent directors.
Once the proxy voting intentions have been confirmed by the Head of asset class or their authorised signatory, they must communicate the decision to the Investment Management Support unit in an agreed format by the pre-advised cut-off. The Investment Management Support unit has sole responsibility for instructing the relevant custodian of the proxy voting instruction, and whether there is any necessity for a member of the Investment team to attend the meeting and vote the shares or call a poll in person. The Investment Management Support unit will maintain records of all proxy voting decisions in a format which will allow the dissemination of this data to the relevant clients.
CFSAMA will only vote in the best interests of its unitholders and clients. It is CFSAMA’s duty to put any other unit/share holder relationship or interest to one side when deciding how to vote on behalf of unit-holders and clients.
5. Environmental, social and governance assessment and engagement
CFSAMA recognises that ESG issues impact on business value and has developed its own ‘integrated’ approach to responsible investment in keeping with the United Nations Principles for Responsible Investment and other emerging industry performance standards (Appendix C).
CFSAMA is committed to integrating ESG factors into its investment decision-making, ownership and engagement policies and procedures. CFSAMA believes good management of environmental and social issues is integral to good corporate governance. CFSAMA will engage with companies in which it invests, or is considering for investment, with regard to their ESG risk management policies, strategies, performance, disclosure and management capabilities.
CFSAMA’s approach to environmental and social issues is based on the rigorous assessment of how ESG issues impact on company earnings and value. To achieve this, and in keeping with CFSAMA’s corporate governance principles, our approach is premised on the following:
ESG disclosure – encouraging the companies we invest in to disclose their material ESG risks and performance in keeping with emerging best practice

•	Engagement – as owners, or potential owners, engage companies, and where appropriate, vote on issues where company value is at risk from ESG issues

•	Voting – as owners, CFSAMA portfolio managers will develop their own voting positions on key environmental and social issues, and

•	Reporting – the outcomes of engagement and voting activities to clients.

4

5.1 ESG Disclosure
To ensure CFSAMA has adequate information to assess the value at stake (risks and opportunities) we will encourage and recommend companies to disclose their material ESG risks and performance in keeping with emerging global standards. More specifically, companies are expected to report on the following aspects:

•	Environmental and social risks impacting materially on earnings, including contingent liabilities

•	Governance policies and procedures for assuring compliance with internal ESG policies, improving performance and mitigating risks across operations, supply chain and products and services

•	CFSAMA expects all ASX/S&P 300 companies to report in keeping with these guidelines

•
ESG risks and performance – companies are encouraged to report their ESG performance publically on a regular basis in line with the Global Reporting Initiative’s G3 Guidelines. In recommending G3 as the preferred ESG disclosure framework, CFSAMA expects companies, especially smaller companies and companies in emerging markets, to select only those key performance indicators that appropriately represent the material ESG considerations pertinent to their operations (see Appendix C)

•
Emerging markets – for companies with operations in developing countries and/or who source products from these companies, CFSAMA expects these companies to be operating within the OECD Guidelines for Multinational Enterprises (Appendix C)

•
Climate change – companies operating in high energy and greenhouse gas intensive sectors are expected to report their climate change risks and opportunities in line with the Global Framework for Climate Risk Disclosure (Appendix C), and

•	Sector guidelines – should CFSAMA develop its own sector guidelines, it will make these available to companies which face material ESG issues in their operations.
5.2 Engagement Procedures and Process As an owner of company shares, CFSAMA will engage companies on ESG issues in the following circumstances:

•	Risk – where CFSAMA’s assessment shows that certain ESG factors have a material impact on company earnings or value or have the potential to do so

•	Management Performance – where, in CFSAMA’s assessment, management is not adequately addressing ESG issues that could have a material impact on earnings and/or value

•
Process – in keeping with CFSAMA’s approach, company engagement on ESG issues, when necessary, will be primarily carried out on a direct basis (e.g. by correspondence requesting information and/or clarification; meeting with management; and indirectly via its proxy voting process

•
Outcomes – CFSAMA takes its ownership and engagement responsibilities seriously and will only engage companies on material issues. CFSAMA engages companies to achieve specific outcomes, namely ensure good ESG practices and thereby protect investor interests. In instances where management does not respond adequately to CFSAMA’s engagement, this may impact negatively on its valuation assessment and/or could result in CFSAMA divesting its ownership

•	Accountability – given engagement is an integral part of ownership, company engagement is best carried out by the responsible portfolio managers and their investment teams

•
Themes – CFSAMA recognises that ESG covers a wide range of issues and therefore it will concentrate its efforts on those material ESG issues in which it has a significant understanding and where it can exert influence towards achieving a specific outcome, and

•	Collaboration – CFSAMA recognises the benefits of collaborative engagement and therefore where appropriate, may collaborate in industry initiatives and forums where appropriate.
5.3 Voting on Environmental and Social Issues
In keeping with CFSAMA’s approach to responsible investment (Annexure B) and governance (see section 3), sector positions will be developed on key environmental and social issues to guide engagement and voting. These positions will be developed in line with CFSAMA’s principle of acting in the best interests of unitholders and clients.
It is important to note however, given the low probability of environmental and social issues being included on company AGM agenda’s, most engagement activity pertaining to these issues is likely to occur directly with management.

5

The ESG guidelines and principles contained in document will be used to assist decision-making and company engagement activities across all our various funds. However, given the independent manner in which CFSAMA’s various funds are governed and managed, it is nevertheless possible for managers to vote differently on and have different perspectives about company ESG performance.

5.4 Reporting on Engagement Activities
In keeping with existing practice, CFSAMA will record and report to clients and other relevant stakeholders on all material ESG engagement activities on biannual basis.

6. Reporting to clients Wherever a discrete mandate client delegates responsibility for exercising proxy votes, CFSAMA will report back to the client how votes were cast on their behalf, if requested by the client.
The authority and responsibility for exercising proxy votes will be defined within the investment management agreement executed between CFSAMA and each discrete mandate client. However, CFSAMA may still receive proxy voting instructions from each discrete mandate client on a case by case basis or alternatively the discrete mandate client may instruct their custodian directly. The frequency and content of any reporting to a client is provided for in the Investment Management Agreement.
Where the client’s discrete portfolio contains Commonwealth Bank of Australia (CBA) shares, it will be explained to the client that CFSAMA is unable to vote these shares due to the nature of the ASIC exemption allowing us to purchase CBA shares for our funds. The Investment Management Support unit will provide details of the resolutions to be voted on at the meeting to the Investments team for their information only. The Investment Management Support unit will also provide details of the agenda to the Distribution team who will ensure that that any clients holding CBA shares are provided with a copy of the agenda and advised of the deadline for advising the voting instruction to apply to their holdings. The Distribution team will pass these voting instructions back to the Investment Management Support unit who will be responsible for ensuring that the relevant custodians are provided with instructions on how to exercise the proxies.

7. External managers
In relation to all securities in the investment mandates, the external manager is free to exercise or refrain from exercising any voting rights (or direct the Custodian to do so) as it sees fit.
For the avoidance of doubt, CFSAMA is not permitted to issue any instruction in respect of, or which in any way influences, the voting powers of the external manager and the external manager is entitled to ignore any such instruction.
Appendix A
A summary of the Investment and Financial Services Association (IFSA) Guidelines.
IFSA Guidelines

•
Guideline 1: Communication Investment managers should encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholder interests.

•	Guideline 2: Voting Investment managers should vote on all material issues at all Australian company meetings where they have voting authority and responsibility to do so.

•
Guideline 3: Proxy Voting Policy and Procedures Investment managers should have a written policy on the exercising of proxy votes that is approved by their board and formal internal procedures to ensure that policy is applied consistently.

•
Guideline 4: Reporting to Clients Wherever a client delegates responsibility for exercising proxy votes, the investment manager should report back to the client when votes are cast (including abstentions) on investment owned by the client. Reporting on voting should be part of the regular reporting process to each client. The investment manager should report back to clients whether or not the votes are cast. The report should include a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client’s interests only. If an investment manager is unable to make the statement without qualification, the report should include an explanation.

6

Appendix B
Colonial First State Global Asset Management Responsible Investment Policy Statement
Introduction
ESG issues are increasingly impacting on business value. Colonial First State Global Asset Management recognises this trend in business imperatives and is committed to enhancing its integration of ESG factors in investment decision-making. Such an approach is consistent with the company striving for excellence in all that it does and with being a responsible investor.
We define ‘responsible investment’ as the integration of ESG issues into institutional investment decision-making and ownership practices, such that medium-to-longterm returns to beneficiaries are improved.
Our goal
Our goal is to be a leading Australian-based global fund manager and part of the global leadership group on responsible investing. We recognise that this will be a phased process and we will liaise closely with our clients and other stakeholders to ensure their interests are being addressed.
Our approach
Our focus is on enhancing the investment processes that have brought us success to date and making them even more robust by formally incorporating ESG considerations. This is distinct from what many call ‘socially responsible investing’ or ‘ethical investing’ which often seeks to limit or negatively screen a universe of investments. Consistent with our business plans, Colonial First State Global Asset Management has signed the United Nations Principles for Responsible Investment. In signing the Principles, we publicly commit to adopt and implement them, consistent with our fiduciary responsibilities. We will:

•	integrate ESG considerations into our investment, ownership and engagement policies and procedures

•
engage with companies in which we invest, or are considering for investment, with regard to their ESG risk management strategies, performance, disclosure and management capabilities, as well as sharing with them our approach and implementation progress

•
assess ESG risks at a sector and asset level, rather than excluding any specific sectors from consideration W develop specific policies and procedures on how we approach prominent ESG issues, such as climate change and human rights

•	encourage the entities in which we invest to improve and report on their ESG performance in keeping with emerging best practice

•	promote responsible investment by playing an active part in relevant debates, policy consultations and in the global network of investors who face similar ESG integration challenges, and

•
manage and report on our own ESG performance in keeping with emerging best practice. We will annually review our performance, with the setting of objectives and targets at the end of each calendar year, commencing in 2007. We will also submit annual reviews to the UN PRI on our progress.

Because our business covers a broad range of asset classes, investment styles and risk profiles, much of the work for this effort takes place at the investment team level. Each of these teams will maintain its own responsible investment implementation plan that is tailored to its activities and circumstances.
Review
This is our first Responsible Investment Policy. We acknowledge that emerging best practice and global standards are evolving rapidly and therefore to ensure our approach remains relevant, we undertake to review this policy on an annual basis until further notice.

Signed:

/s/ Warwick Negus

Warwick Negus (CEO)
Approved 27 August 2007

7

Appendix C
CFSAMA – Preferred ESG disclosure frameworks

1.
Australian Superannuation ESG Guidelines – contains suggestions for funds on how to incorporate ESG issues into investment processes and to facilitate the broader consideration of ESG issues across the investment industry. The guidelines also provide suggestions for fund managers and asset consultants to assist with the consideration of ESG issues, outlines the expectations that superannuation funds may have of their service providers and provides broad expectations and suggestions on ESG disclosure for listed companies.

http://www.acsi.org.au/dsp_viewContent.cfm?news=1&nid=123

2.
The Global Reporting Initiative (GRI) – is a not-for-profit, worldwide, multi-stakeholder network of business, civil society, labour, investors, accountants and others that collaborate through consensus-seeking approaches to create and continuously improve a sustainability reporting framework. The third version of the Guidelines, known as the G3 Guidelines, is the world’s most widely used sustainability reporting framework.

This framework sets out the principles and indicators that organisations can use to measure and report their significant economic, environmental, and social performance. The cornerstone of the framework is the Sustainability Reporting Guidelines, covering nine principles and nine standard disclosure performance indicator categories (environment, human rights, labour practices and decent work, society, product responsibility and economic).
http://www.globalreporting.org/ ReportingFramework/ G3Guidelines/

3.
Global Framework for Climate Risk Disclosure – is a statement of investors’ expectations about the information that they need to analyse climate risk and opportunities. The Framework aims to encourage standardised climate risk disclosure so that it is easy for companies to provide and easy for investors to analyse. The Framework is not a new reporting mechanism. Instead, the investors supporting the Framework intend for companies to report through existing reporting mechanisms, including mandatory financial disclosures to securities agencies, the leading voluntary mechanisms (the Carbon Disclosure Project and the Global Reporting Initiative), and other communications with investors.

http://www.unepfi.org/fileadmin/documents/ using_ framework.pdf

4.
Carbon Disclosure Project (CDP) – is an independent not-for-profit organisation, supported by investors, that facilitates a dialogue with companies, supported by quality information regarding the implications for shareholder value and commercial operations presented by climate change. The cornerstone of the CDP is the annual survey of the world’s largest corporations and which is emerging as one of the main climate change reporting frameworks.

http://www.cdproject.net/

5.
OECD Guidelines for Multinational Enterprises – are recommendations addressed by governments to multinational enterprises operating in or from adhering countries (the 30 OECD member countries plus ten non-member countries: Argentina, Brazil, Chile, Egypt, Estonia, Israel, Latvia, Lithuania, Romania and Slovenia). They provide voluntary principles and standards for responsible business conduct in a variety of areas including employment and industrial relations, human rights, environment, information disclosure, combating bribery, consumer interests, science and technology, competition, and taxation.

http://www.oecd.org/daf/investment/guidelines/

8

North America Proxy Voting
Procedures and Guidelines

2013 Edition

April 1, 2013

1

Table of Contents- North America

Part I:	JPMorgan Asset Management Global Proxy-Voting Procedures

	A.	Objective	3
	B.	Proxy Committee	3
	C.	The Proxy Voting Process	3
	D.	Material Conflicts of Interest	5
	E.	Escalation of Material Conflicts of Interest	5
	F.	Recordkeeping	6
		Exhibit A	6

Part II	JPMorgan Asset Management Proxy-Voting Guidelines

	A.	North America	9-25
		Table of Contents	9-10
		Guidelines	11-25

2

Part I: JPMorgan Asset Management Global
Proxy Voting Procedures

A.     Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances    shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B.     Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.
C.    The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMAM investment professionals with public companies' proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 1
_______________________
1The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

3

C.    The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the    Proxy Administrator's duties include the following: reviewing recommendations of investment    professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material    conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM'S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.

4

D.    Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and    implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM's predetermined Guidelines. When an Override occurs, any potential material conflict of    interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which:
(i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM's voting decision.
A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.
E.    Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and JPMAM's Chief Fiduciary Officer will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing    the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to    demonstrate that JPMAM acted in the best interests of its clients.

5

F.    Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating    to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting    Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
J.P. Morgan Private Investments, Inc.
Security Capital Research & Management Incorporated
Bear Stearns Asset Management

6

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

7

Part II.A: North America Proxy Voting

Part II.A: North America Guidelines Table of Contents

8

1.	Uncontested Director Elections		11
2.	Proxy Contests		12
	a.	Election of Directors	12
	b.	Reimburse Proxy Solicitation Expenses	12
3.	Ratification of Auditors		12
4.	Proxy Contest Defenses		12-13
	a.	Board Structure: Staggered vs. Annual Elections	12
	b.	Shareholder Ability to Remove Directors	13
	c.	Cumulative Voting	13
	d.	Shareholder Ability to Call Special Meeting	13
	e.	Shareholder Ability to Act by Written Consent	13
	f.	Shareholder Ability to Alter the Size of the Board	13
5.	Tender Offer Defenses		14
	a.	Poison Pills	14
	b.	Fair Price Provisions	14
	c.	Greenmail	14
	d.	Unequal Voting Rights	14
	e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws	14
	f.	Supermajority Shareholder Vote Requirement to Approve Mergers	14
6.	Miscellaneous Board Provisions		15-16
	a.	Separate Chairman and CEO Positions	15
	b.	Lead Directors and Executive Sessions	15
	c.	Majority of Independent Directors	15
		Hedging/Pledging of Securities	16
	d.	Stock Ownership Requirements	16
	e.	Term of Office	16
	f.	Director and Officer Indemnification and Liability Protection	16
	g.	Board Size	16
	h.	Majority Vote Standard	16
7.	Miscellaneous Governance Provisions		16-17
	a.	Independent Nominating Committee	16
	b.	Confidential Voting	16
	c.	Equal Access	17
	d.	Bundled Proposals	17
	e.	Charitable Contributions	17
	f.	Date/Location of Meeting	17
	g.	Include Nonmanagement Employees on Board	17
	h.	Adjourn Meeting if Votes are Insufficient	17
	i.	Other Business	17
	j.	Disclosure of Shareholder Proponents	17
8.	Capital Structure		17-19
	a.	Common Stock Authorization	17
	b.	Stock Distributions: Splits and Dividends	18
	c.	Reverse Stock Splits	18
	d.	Blank Check Preferred Authorization	18
	e.	Shareholder Proposals Regarding Blank Check Preferred Stock	18
	f.	Adjustments to Par Value of Common Stock	18
	g.	Restructurings/Recapitalizations	18
	h.	Share Repurchase Programs	19
	i.	Targeted Share Placements	19

9

Part II.A: North America Guidelines Table of Contents

9.	Executive and Director Compensation		19-21
	a.	Stock-based Incentive Plans	19
	b.	Approval of Cash or Cash-and-Stock Bonus Plans	20
	c.	Shareholder Proposals to Limit Executive and Director Pay	20
	d.	Say on Pay	20
	e.	Golden and Tin Parachutes	20
	f.	401(k) Employee Benefit Plans	21
	g.	Employee Stock Purchase Plans	21
	h.	Option Expensing	21
	i.	Option Repricing	21
	j.	Stock Holding Periods	21
	k.	Transferable Stock Options	21
	l.	Recoup Bonuses	21
10.	Incorporation		21-22
	a.	Reincorporation Outside of the United States	21
	b.	Voting on State Takeover Statutes	22
	c.	Voting on Reincorporation Proposals	22
11.	Mergers and Corporate Restructurings		22
	a.	Mergers and Acquisitions	22
	b.	Nonfinancial Effects of a Merger or Acquisition	22
	c.	Corporate Restructuring	22
	d.	Spin-offs	22
	e.	Asset Sales	22
	f.	Liquidations	22
	g.	Appraisal Rights	22
	h.	Changing Corporate Name	22
12.	Social and Environmental Issues		23-25
	a.	Energy and Environment	23
	b.	Military Business	23
	c.	International Labor Organization Code of Conduct	23
	d.	Promote Human Rights in China, Nigeria, and Burma	24
	e.	Equal Employment Opportunity and Discrimination	24
	f.	Animal Rights	24
	g.	Product Integrity and Marketing	24
	h.	Human Resources Issues	24
	i.	Link Executive Pay with Social and/or Environmental Criteria	24
	j.	High Risk Markets	24
	k.	Political Contributions	24-25
13.	Foreign Proxies		25
14.	Pre-Solicitation Contact		25

10

Part II.A: North America Guidelines

1.    Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or
2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or
4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or
5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or
6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least            majority independent; or
7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.
8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a - Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company's internal controls.
10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Generally vote for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors as long as the minimum threshold of share ownership is 5% and the minimum holding period of share ownership is 3 years.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

11

2.    Proxy Contests
2a.     Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.     Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.
3.     Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4.     Proxy Contest Defenses
4a.     Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:
1) Majority of board composed of independent directors,
2) Nominating committee composed solely of independent directors,
3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days'
notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors
(dead-hand poison pill).

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4b.     Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c.     Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1) Annually elected board,
2) Majority of board composed of independent directors,
3) Nominating committee composed solely of independent directors,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days'
notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4d.     Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
4e.     Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
4f.     Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

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5.     Tender Offer Defenses
5a.     Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder    ratification.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.     Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.     Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

5d.     Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
5e.     Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter    and bylaw amendments.

5f.     Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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6.     Miscellaneous Board Provisions
6a.    Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b.    Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c.     Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.
Vote for shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

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6d.     Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

6e.     Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose    artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.     Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

6g.     Board Size
Vote for proposals to limit the size of the board to 15 members.

6h.     Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company's governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7.     Miscellaneous Governance Provisions
7a.     Independent Nominating Committee
Vote for the creation of an independent nominating committee.
7b.     Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.

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7c.     Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.     Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.     Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.     Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

7g.     Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.     Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.     Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder     meetings.

7j.     Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

7k.    Exclusive Venue
Generally, vote against management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes.

8.     Capital Structure
8a.     Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

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8b.     Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

8c.     Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.     Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

8e.     Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.     Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.     Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control-Will the transaction result in a change in control of the company?

Bankruptcy-Generally, approve proposals that facilitate debt restructurings unless there are    clear signs of self-dealing or other abuses.

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8h.     Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
8i.     Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9.     Executive and Director Compensation
9a.     Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.
Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.
Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote- even in cases where the plan cost is considered acceptable based on the quantitative analysis.
We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company's most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company's most recent three-year burn rate exceeds two percent of common shares outstanding.
Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

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9a.     Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.     Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.     Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.    Say on Pay - Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company's Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.

9e.     Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

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Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.     401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

9g.     Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee's contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.     Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9i.     Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.     Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.    Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.     Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10. Incorporation
10a.     Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

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10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company's state of incorporation should be examined on a case-by-case basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
11a.     Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.     Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.     Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.     Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name
Vote for changing the corporate name.

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12. Social and Environmental Issues

We believe that a company's environmental policies may have a long-term impact on the company's financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company's operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company's environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company's industry peers and that may put the company at a competitive disadvantage.
12a. Energy and Environment
Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote case-by-case on proposals that request companies to outline their preparedness to comply with international policies related to climate change.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company's operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

Generally, vote against proposals requesting greater disclosure of hydraulic fracturing operations unless there is evidence that the company's competitors are subject to similar disclosure obligations and taking into consideration significant controversies, fines or litigation regarding the company's action related to this issue.

12b. Military Business
Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

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12d. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12f. Animal Rights
Vote case-by-case on proposals that deal with animal rights.

12g. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12h. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12i. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12j. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

12k. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

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Vote against proposals to publish the company's political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending.

13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in
London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the
Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan
Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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EMERALD ADVISERS, INC.

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers

a.	Compensation

b.	Corporate Expansion

c.	Dividend Policy

d.	Free Cash Flow

e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A.Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

•Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

•Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

•Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

•Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

•Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

•Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

•Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B.Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C.Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D.Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E.Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F.Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G.Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A.Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):
Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:

a.	Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.	Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d.	Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.

Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i.	Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners
Resolution: EAI will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation
If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc.

Resolution: On a case by case basis, EAI will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes
EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights

B.	Nuclear Issues

C.	Defense Issues

D.	Social Responsibility

EAI, in general supports the position of management. Exceptions to this policy Include:

1.	South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EAI may manage a variety of corporate accounts that are publically traded. EAI will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

CLEARBRIDGE ADVISORS
PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF MARCH 6, 2012

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm – Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

CLEARBRIDGE ADVISORS
Proxy Voting Policies and Procedures

I.TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.    CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest
ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.
ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.
ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.
As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.
A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.
ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.
All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.
The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*
A written record of the method used to resolve a material conflict of interest shall be maintained.
C.    Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.    VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

_____________________________________________
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•
is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.
We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.
We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements
We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office
We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.
We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.
We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7.	Director Qualifications

a.
We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.
If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.
We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.
We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.
We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.
We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.
2.Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
3.Bundled Proposals
We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.Other Business

We vote for proposals that seek to bring forth other business matters.

6.Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.    Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.Reverse Stock Splits
We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.
We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.Dual-Class Stock
We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.
d.Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.Shareholder Proposals to Limit Executive and Director Pay

a.
We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.
We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.
We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.
We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.
We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.
We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.    401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation
14.Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.
We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.
We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals On Executive Compensation

a.For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.
16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals
We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.Liquidations

We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.Changing Corporate Name
We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.
In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company's analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2. Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items
In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting
We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends
We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.
The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.
VI.    OTHER CONSIDERATIONS
In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:
A.    Share Blocking
Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.
B    Securities on Loan
Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
VII.    DISCLOSURE OF PROXY VOTING
ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.
If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.
If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.
VIII.    RECORDKEEPING AND OVERSIGHT
ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•
a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.
To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Los Angeles Capital Management and Equity Research, Inc

Proxy Policy

Effective: January 1, 2012

March 27, 2012

I. INTRODUCTION
Los Angeles Capital Management and Equity Research Inc. (“Los Angeles Capital”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Interpretive Bulletin 2008-2, 29 CFR 2509.08-2 (October 17, 2008). The guidance set forth in this interpretive bulletin modifies and supersedes the guidance set forth in interpretive bulletin 94-2 (29 CFR 2509.94-2) of July 29, 1994.
II. PROXY POLICY STATEMENT
Los Angeles Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of its clients. Los Angeles Capital has hired Glass, Lewis & Co., LLC (“Glass Lewis”) to act as an independent voting agent on its behalf. Glass Lewis provides objective proxy analysis and voting recommendations, and manages the operational end of the process, ensuring compliance with all applicable laws and regulations. The firm has not identified any conflicts of interest that would affect the proxy voting process. If at any time a material conflict arises it would be resolved in the best interest of the client.
Los Angeles Capital has developed procedures and proxy voting guidelines that outline the general principles and philosophy behind our proxy voting program. Los Angeles Capital has adopted Glass Lewis’ U.S. and International Proxy Paper Guidelines. In addition, Los Angeles Capital may also incorporate information gathered from other sources beyond Glass Lewis. The firm may conduct research internally and/or use the resources of an independent research consultant, or the firm may use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies (e.g., Fortune 500 companies).
Although we have established guidelines which were developed in conjunction with Glass Lewis, and we have a pre-determined voting policy, the firm retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote. The Proxy Committee (the “Committee”) may also be called on to vote a proxy that its third-party provider cannot. In these circumstances, three Committee member votes are required.
Los Angeles Capital recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. Los Angeles Capital requires that the advisory contract provides for such direction, including instructions as to how those votes will be managed, particularly where they differ from Los Angeles Capital’s policies.
Los Angeles Capital recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. Los Angeles Capital requires that the advisory contract provides for such direction, including instructions as to how those votes will be managed, particularly where they differ from Los Angeles Capital’s policies.
Limitations
Circumstances may arise, where subject to contractual obligations established by the client, Los Angeles Capital will take a limited role in voting proxies:

•
Los Angeles Capital reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

•	Los Angeles Capital will abstain from voting proxies for securities that participate in a securities lending program and are out on loan.

•	Los Angeles Capital will abstain from voting shares of securities in a country that participates in share blocking because it is disruptive to the management of the portfolio.

•	Los Angeles Capital may abstain from voting shares of securities with unjustifiable costs (e.g., certain non-U.S. securities).

•	The firm does not actively engage in shareholder activism , such as dialogue with management with respect to pending proxy voting issues.

Special Considerations
Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.
Mutual Funds
Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940. Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund and voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.
ERISA Accounts
Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. From time to time, Los Angeles Capital may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.
Disclosure
Los Angeles Capital will provide all clients with a copy of the policies and procedures upon request; however, please note they may be updated periodically. In addition, clients may request at any time a copy of the firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden, Director of Operations for Los Angeles Capital at 310-479-9878 or operations@lacapm.com.
Los Angeles Capital will not disclose voting records to a third party.
III. RESPONSIBILITY AND OVERSIGHT
The firm’s Proxy Committee (the “Committee”) was established to provide oversight to the proxy voting process. The Committee is comprised of the President, Chief Investment Officer, Director of Research, Director of Operations, Director of Global Equities, and Chief Compliance Officer. The Committee is responsible for developing, implementing, and updating the firm’s proxy policy, approving and reviewing all proxy paper guidelines, voting independent proxies on a case by case basis, overseeing the third-party proxy vendor, identifying any conflicts of interest, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.
Los Angeles Capital’s Director of Operations handles the day to day administration of the proxy voting process.
IV. PROXY PROCEDURES
Los Angeles Capital has engaged Glass Lewis as its third-party voting delegate to assist with its administrative proxy functions. Despite the relationship with Glass Lewis, Los Angeles Capital retains final authority and fiduciary responsibility for proxy voting. Los Angeles Capital has verified that Glass Lewis's procedures are consistent with the firm’s policies and procedures.
Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each advisory contract or similar document. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Interpretive Bulletin 2008-2). If an advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.
If a client wishes to direct how proxies are voted in their account, Los Angeles Capital can create a custom proxy policy to be implemented by Glass Lewis. However, Los Angeles Capital reserves the right to maintain its standard position on all other client accounts.

Process of Voting Proxies
Registered owners of record (e.g., the trustee or custodian bank) that receive proxy materials from the issuer or its information agent, or an ERISA plan, are instructed to sign the proxy in blank and forward it directly to Glass Lewis, the voting delegate. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time. Each proxy is then reviewed and categorized according to issues and the proposing parties. Lastly, Glass Lewis votes the proxy in accordance with the firm's policies and procedures and returns the voted proxy to the issuer or its information agent.
Glass Lewis has the responsibility to ensure that materials are received by Los Angeles Capital in a timely manner. In addition, Glass Lewis monitors and reconciles on a regular basis the proxies received against holdings on the record date of client accounts over which Los Angeles Capital has voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.
Conflicts of Interest
Los Angeles Capital attempts to minimize the risk of conflicts by adopting the policies of an independent third party. Glass Lewis takes precautions to ensure its research is objective at all times and under all circumstances. If Glass Lewis identifies a potential conflict of interest between it and a publicly-held company, it will disclose the relationship on the relevant research report and abstain from voting the proxy. The proxy is then directed to Los Angeles Capital to vote via Glass Lewis’ online platform. In these instances the Director of Operations disseminates the proxy and all relevant information to the Committee for a vote. The firm may tap members of its Research department to research the proxy internally or to gather external information. If during this process the Committee identifies a potential material conflict of interest between Los Angeles Capital and one of its clients, the client will be notified. Upon notification, the client may issue a specific directive to Los Angeles Capital on how to vote. If the client issues a directive that clearly creates a conflict of interest for Los Angeles Capital, the client will be given the option of either (i) voting its own proxy on that issue; or (ii) turning over the decision to another independent third party to vote. If no directive is issued by the client, the Committee will vote in such a way that, in the firm’s opinion, fairly addresses the conflict in the best interest of the client.
Three Committee members are required to vote on the issue and the Director of Operations ensures the proxy is voted in a timely manner via Glass Lewis’ web portal.
V. RECORDKEEPING
Glass Lewis and Los Angeles Capital maintain all records of proxies voted pursuant to Section 204-2 of the Advisers Act. Such records include: (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (maintained at Glass Lewis who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass Lewis who will provide a copy promptly upon request); (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and any written response by Los Angeles Capital to any (written or oral) client request for such records.

ERISA Accounts
Los Angeles Capital is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. (DOL Interpretive Bulletin 2008-2) Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date;
(4) number of shares voted; and (5) where appropriate, cost-benefit analyses.

Duration
Proxy voting books and records will be maintained at Glass Lewis or Los Angeles Capital, in an easily accessible place for a period of five years.

MONTAG & CALDWELL, LLC
PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, LLC (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a Client asset and will vote consistently across all Client portfolios for which it has discretionary voting authority in the manner believed is most likely to enhance shareholder value. Where practical, M&C may consider requests to vote proxies in accordance with Client specific guidelines.
If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder meetings, annual reports or other literature customarily mailed to shareholders.
Once discretionary voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.
Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire Proxy Committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.
It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.
The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.
1. Auditors
M&C will generally vote to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company and is thus not independent,

•	There is evidence the independent auditor has issued an inaccurate or misleading opinion,

•	Fees for non-audit services are excessive,

•	There are concerns with the structure of the contract with the auditors.

MONTAG & CALDWELL, LLC
PROXY VOTING POLICIES

2. Board of Directors
M&C will generally vote for routine election or re-election of directors.
M&C will generally vote for proposals to repeal classified boards, and to elect all directors annually.
M&C will generally vote against proposals to classify the board.
M&C will generally vote against proposals to allow cumulative voting.
3. Proxy Contests
M&C will review contested director elections on a case-by-case basis.
4. Takeover Defenses
M&C will generally vote for shareholder proposals requesting that a company submit its poison pill to a shareholder vote or redeem it unless the company has:

•	A shareholder approved poison pill in place,

•	The company has an acceptable policy covering the future adoption of a poison pill.
M&C will generally vote for shareholder proposals calling for a poison pill to be put to a vote within a time period of less than one year after adoption.
M&C will review on a case-by-case basis management proposals on poison pill ratification.
M&C will generally vote against proposals to require a supermajority shareholder vote.
M&C will generally vote for proposals to lower supermajority vote requirements.
5. Mergers and Corporate Restructurings
M&C will review mergers, acquisitions, and restructurings on a case-by-case basis.
6. State of Incorporation
M&C will review proposals to change a company’s state of incorporation on a case-by-case basis.
7. Capital Structure
M&C will generally vote to increase the number of shares of common stock authorized, unless:

•	The explicit purpose of the increase is to implement a non-shareholder approved rights plan (poison pill).

MONTAG & CALDWELL, LLC
PROXY VOTING POLICIES

M&C will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

M&C will review other proposals regarding preferred stock on a case-by-case basis.
8. Compensation Issues
M&C will review the following issues on a case-by-case basis:

•	Equity Compensation Plans

•	Director Compensation

•	Employee Stock Purchase Plans – Qualified Plans

•	Employee Stock Purchase Plans – Non-Qualified Plans

•	Severance Agreements
9. Shareholder Proposals

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

M&C will generally support management in instances where we feel acceptable efforts are made. The burden of corporate responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following areas:

•	Animal Rights

•	Drug Pricing and Re-importation

•	Genetically Modified Foods

•	Tobacco

•	Arctic National Wildlife Refuge

•	Concentrated Area Feeding Operations

•	Global Warming and Kyoto Protocol Compliance

•	Political Contributions

•	Outsourcing/Off-shoring

•	Country-specific Human Rights Reports

•	Placing arbitrary restrictions on environmental practices

MONTAG & CALDWELL, LLC
PROXY VOTING POLICIES

10. Administrative Issues

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

If a Client’s shares are on loan at the time of voting, it is not M&C’s policy to request that the custodian recall the shares on loan.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all Clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those Clients for whom we have proxy voting responsibility.

M&C will maintain records of all written Client requests for information on how M&C voted proxies on behalf of the Client and M&C’s response to the Client’s written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.

The Supervisor of Information Processing will provide the Chief Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

Approved May 22, 2012

PROXY VOTING POLICY ON SECURITIES*
The Firm shall vote proxies consistent with this Policy. Generally, the Firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues. Clients may, at any time, opt to change voting authorization. Upon notice that a client has revoked the Firm’s authority to vote proxies, the Firm will forward such materials to the party identified by client.
Routine Matters
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.
Election of Directors. Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors. Management recommendations shall generally be supported.
Changes in State of Incorporation or Capital Structure. Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

Non-Routine Matters

Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the Firm.
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.
Conflicts of Interest
A “conflict of interest,” means any circumstance when the Firm or one of its affiliates (including officers, directors and employees), or in the case where the Firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. The Firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters Consistent with Policy. The Firm may vote proxies for routine matters as required by this Policy.
Immaterial Conflicts. The Firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Firm’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters. If the Firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, then:
a) In the case of a Fund, the Firm shall consult with the Funds’ proxy administrator;
b) In the case of all other clients, the Firm should confer with appropriate parties, including counsel if necessary to ensure that the proxy is voted in the best interest of the client.
Abstention
The Firm may abstain from voting proxies in certain circumstances. The Firm may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.
Recordkeeping
The Firm will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm. The Firm will retain the following:

◦	Copies of the proxy voting procedures and policies, and any amendments thereto.

◦
A copy of each proxy statement received by the Firm, provided however that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

◦	A record of each vote that the Firm casts.

◦	A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

◦
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

Disclosure

The Firm’s registered investment advisory entities will disclose in its Form ADV Part II (inclusive of the Wrap Fee Brochure for Brown Advisory Securities, LLC) that its clients may contact it in order to obtain information on how it voted such client’s proxies, and to request a copy of this Policy. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the client’s proxy was voted.
A concise summary of this Policy will be included in the Form ADV Part II, and will be updated whenever this Policy is amended and made available to clients upon request.

Office of Primary Responsibility:
Director of Research, Portfolio Managers
Approver: CEO
Last Reviewed Date: June 2011
Next Review Date: June 2012

PROXY VOTING POLICY
2011

I.    Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)
provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part 2 Brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)
keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.    Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.    Management Proposals:

1.	When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

•	"Normal" elections of directors

•	Approval of auditors/CPA

•	Directors' liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

2.	When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

•	Capitalization changes that eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

•	Stock purchase plans with an exercise price of not less than 85% FMV

•	Stock option plans that are incentive based and not excessive

•	Reductions in supermajority vote requirements

•	Adoption of antigreenmail provisions

3.	When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

•	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

•	Classified or single-slate boards of directors

•	Reincorporation into a state that has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

•	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

•	Amending articles to relax quorum requirements for special resolutions

•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

•	Re-election of director(s) who holds offices of chairman and CEO

•	Re-election of director(s) who serve on audit, compensation and nominating committees

•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

•	Adoption of option plans/grants to directors or employees of related companies

•	Lengthening internal auditors’ term in office to four years

B.    Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.	When voting shareholder proposals, in general, initiatives related to the following items are supported:

•	Auditors should attend the annual meeting of shareholders

•	Election of the board on an annual basis

•	Equal access to proxy process

•	Submit shareholder rights plan poison pill to vote or redeem

•	Undo various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions

•	Submit audit firm ratification to shareholder votes

•	Audit firm rotations every five or more years

•	Requirement to expense stock options

•	Establishment of holding periods limiting executive stock sales

•	Report on executive retirement benefit plans

•	Require two-thirds of board to be independent

•	Separation of chairman and chief executive posts

2.	When voting shareholder proposals, in general, initiatives related to the following items are not supported:

•	Requiring directors to own large amounts of stock before being eligible to be elected

•	Restoring cumulative voting in the election of directors

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;
and the Valdez principles.

•	Restrictions banning future stock option grants to executives except in extreme cases

3.	Additional shareholder proposals require case-by-case analysis

•
Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

•	Requirements that stock options be performance-based

•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

•	Shareholder access to nominate board members

•	Requiring offshore companies to reincorporate into the United States
Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.
Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.
Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.
In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Global corporate governance and engagement principles

BLACKROCK

Global corporate governance &
engagement principles

February 2011

Global corporate governance and engagement principles

Contents

Introduction to BlackRock	3

Philosophy on corporate governance	3

Corporate governance, engagement and voting	4

Boards and directors	4

Accounting and audit-related issues	5

Capital structure, merger, asset sales and other special transactions	5

Remuneration and benefits	6

Social, ethical, and environmental issues	6

General corporate governance matters	7

BlackRock’s oversight of its corporate governance activities	7

Oversight	7

Vote execution	7

Conflicts management	8

Voting guidelines	9

Reporting	9

2                                         BLACKROCK

Global corporate governance and engagement principles

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world.  With more than $3.56 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds.  Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership:  companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share.  Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors.  Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws.  Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure.  In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee their performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings.  Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions.  Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances.  We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company.  These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  BlackRock’s approach to oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

[1] Assets under management are approximate, as of December 31, 2010, and are subject to change.

3                                         BLACKROCK

Global corporate governance and engagement principles

 Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

*	Boards and directors
*	Accounting and audit-related issues
*	Capital structure, mergers, asset sales and other special transactions
*	Remuneration and benefits
*	Social, ethical and environmental issues
*	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice.  In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
 Boards and directors
 The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests.  Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

*	establishing an appropriate corporate governance structure;
*	overseeing and supporting management in setting strategy;
*	ensuring the integrity of financial statements;
*	making decisions regarding mergers, acquisitions and disposals;
*	establishing appropriate executive compensation structures; and
*	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.
There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

4                                         BLACKROCK

Global corporate governance and engagement principles

BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.  Common impediments to independence include but are not limited to:

*	current employment at the company or a subsidiary;
*	former employment within the past several years as an executive of the company;
*	providing substantial professional services to the company and/or members of the company’s management;
*	having had a substantial business relationship in the past three years;
*	having, or representing a shareholder with, a substantial shareholding in the company;
*	being an immediate family member of any of the aforementioned; and
*	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors.  Pre-emption rights are a key protection for shareholders against the dilution of their interests.

5                                         BLACKROCK

Global corporate governance and engagement principles

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value.  We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests.  We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures.  We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that payout rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management are dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

6                                         BLACKROCK

Global corporate governance and engagement principles

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest.  In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management.  BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals.  All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee.  The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast.  The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate.  BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.
 Vote execution
 BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market.  The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees.  The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

7                                         BLACKROCK

Global corporate governance and engagement principles

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis.  In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment.  Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

*
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

*
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context.  The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process.  In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

*
BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees.  The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

8                                         BLACKROCK

Global corporate governance and engagement principles

*
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities.  In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder.  Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met.  The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

*
In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.  Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.  In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

9                                         BLACKROCK

Summary of Neuberger Berman’s Proxy Voting Policy

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

June 2012

Goldman Sachs Asset Management
(“GSAM”)*

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.
______________________
*For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

**The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices were received too late; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation.  GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.
Use of a Proxy Service
As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and
Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

Effective: February 2012

APPENDIX A
GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

US proxy items:

1.	Operational Items

2.	Board of Directors

3.	Executive and Director Compensation

4.	Proxy Contests and Access

5.	Shareholder Rights and Defenses

6.	Mergers and Corporate Restructurings

7.	State of Incorporation

8.	Capital Structure

9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

International proxy items:

1.	Operational Items

2.	Board of Directors

3.	Compensation

4.	Board Structure

5.	Capital Structure

6.	Other

7.	Environmental, Climate Change and Social Issues

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with Securities and Exchange Commission (“SEC”) rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee;

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price; and

•	Whether the auditors are being changed without explanation.

2.     Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;

•
The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•
The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member (s)

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•
The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•
The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.    Executive and Director Compensation

Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan is a vehicle for poor pay practices;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval OR does not expressly prohibit the repricing without shareholder approval;

•
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics; or

•
There is a long-term disconnect between CEO pay and the company’s total shareholder return in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general two or more of the following in conjunction with a long-term pay-for-performance disconnect will warrant an AGAINST vote. If there is not a long-term pay for performance disconnect GSAM will look for multiple problematic factors to be present to warrant a vote against.

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the Compensation Discussion and Analysis (CD&A) section of a company’s proxy;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of long-term company performance and executive pay trends over time;

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:

•
Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Other considerations include:

•	Board responsiveness to the majority vote outcome of previous frequency on pay votes

•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance

•	Egregious employment contracts

•	Excessive severance and/or change in control provisions

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval

•	Excessive Perquisites
The following reasons could warrant a vote AGAINST or WITHHOLD from the members of the Compensation Committee:

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or

•	The company has backdated options.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing

•	If it is a value-for-value exchange

•	If surrendered stock options are added back to the plan reserve

•	Option vesting

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price--should be set at fair market or a premium to market;

•	Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote for annual frequency.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Stock retention holding period
Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

4.	Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Proxy Access
Vote CASE_BY-CASE on shareholder or management proposals asking for open proxy access.
GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•
The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%); The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%);

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.     Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.     Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
7.     State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
Generally Vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

8.    Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company's use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board's governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company's need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

9.    Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks

When evaluating social and environmental shareholder proposals the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•
The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets; and

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards
Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:
•There are concerns about the accounts presented or audit procedures used; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•
The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company's financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards. or
•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the Board
•Overboarded directors
•Composition of committees
•Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities;

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director
•Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
•Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•Government representative;

•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.
4.     Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specfic Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•Duration of no more than 5 years.

In addition, vote AGAINST any proposal where:
•The repurchase can be used for takeover defenses;
•There is clear evidence of abuse;
•There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into inappropriately risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7.	Environmental, climate change and social issues
Please refer to page 9 for our current approach to these important topics.

GPIM Proxy Voting Policy and Procedures 2012 Revised 10.18.12.doc

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

POLICY
Guggenheim Partners Investment Management, LLC (“GPIM”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth GPIM’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Rule 206(4)-6 requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients; such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies with respect to their securities; and

•	Describe to clients the adviser’s proxy voting procedures and, upon request, furnish a copy of the policies and procedures.
Where GPIM has been delegated the responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority is initially established by its advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.
The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.

PROCEDURES

1. Overview

Guggenheim Partners Investment Management, LLC (“GPIM”) utilizes the services of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The proxy voting guidelines (the “Guidelines”), attached as Appendix A and Appendix B to these Proxy Voting Policy and Procedures, set forth the ISS guidelines that GPIM uses in voting specific proposals. Depending on the objective of Fund or client account and the portfolio team managing, GPIM will assign the proxy voting guidelines in Appendix A or B to determine how proxies will be voted. GPIM reviews these voting recommendations and generally votes proxies in accordance with such recommendations.

However, the vote entered on a client's behalf with respect to a particular proposal may differ from the Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Guidelines, the reasons therefore shall be documented in writing by the appropriate investment team(s) and retained by Operations. The manner in which specific proposals are to be voted may differ based on the type of client account. For example, a specific proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.

In the absence of contrary instructions received from GPIM, ISS will vote proxies in accordance with the Guidelines attached as Appendix A or Appendix B hereto, as such Guidelines may be revised from time to time by representatives from Investment Management and Compliance (the ad hoc “Committee”). ISS will employ these guidelines based on account set up instructions received from Operations. ISS will notify Operations of all proxy proposals that do not fall within the Guidelines (i.e. proposals which are either not addressed in the Guidelines or proposals for which GPIM has indicated that a decision will be made on a case-by-case basis). Such proposals will be forwarded by Operations to the investment team(s) responsible for the client account. If the investment team(s) responsible determines that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said team(s).

2. Resolving Potential Conflicts of Interest

GPIM may occasionally be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. The proxies that are not addressed by the Guidelines or are to be voted on a case-by-case basis will be forwarded to the appropriate investment management team(s) by Operations. Determination of whether there is a material conflict of interest between GPIM and a client due to (a) the provision of services or products by a GPIM affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of GPIM or its affiliates and proponents of a proxy issue or (c) any other issue, shall be made by senior members of the investment team responsible for voting the proxy. If a conflict of interest exists, the investment team will consult the Committee (and Legal, as necessary) to determine how to vote the proxy consistent with the procedures below.

In the absence of established Guidelines (e.g., in instances where the Guidelines provide for a “case-by-case” review), GPIM may vote a proxy regarding that proposal in any of the following manners:

▪	Refer Proposal to the Client – GPIM may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

▪
Obtain Client Ratification – If GPIM is in a position to disclose the conflict to the client (i.e., such information is not confidential), GPIM may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how GPIM will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

▪
Use an Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, GPIM may vote all proposals in a proxy according to the policies of an independent third party (or to have the third party vote such proxies).

▪
Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, GPIM may use an independent third party to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

▪	Abstaining

The method selected by GPIM to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

3. Special Situations (As Applicable)

3.1. Securities Subject to Lending Arrangements

For various legal or administrative reasons, GPIM is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. GPIM will refrain from voting such securities where the cost to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, GPIM may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in GPIM’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

3.2 Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), GPIM may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

3.3 Share Blocking

In certain countries the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question ("share blocking"). The portfolio manager retains the final authority to determine whether to block the shares in the client's account or to forego voting the shares.

3.4 Lack Of Adequate Information, Untimely Receipt Of Proxy Or Excessive Costs

GPIM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. GPIM’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.

4. Undue Influence

If at any time any person involved in the GPIM’s proxy voting process is pressured or lobbied either by GPIM’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to GPIM Compliance or Legal. A determination will then be made regarding this information, keeping in mind GPIM's duty of loyalty and care to its clients.

5. Recordkeeping

GPIM is required to keep the following records:

▪	a copy of this policy;

▪	proxy statements received regarding client securities;

▪	records of votes cast on behalf of clients;

▪	any documents prepared by GPIM that were material to making a decision how to vote, or that memorialized the basis for the decision; and

▪	records of client requests for proxy voting information and a copy of any written response by GPIM to any client request (regardless of whether such client request was written or oral).
The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.
GPIM may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by GPIM that are maintained with a third party, such as ISS, provided that GPIM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

6. Disclosure

Rule 206(4)-6 requires GPIM to disclose in response to any client request how the client can obtain information from GPIM on how the client’s securities were voted. GPIM will disclose in Form ADV Part 2 that clients can obtain information on how their securities were voted by submitting a written request to GPIM. Upon receipt of a written request from a client, GPIM will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires GPIM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. GPIM will provide such a description in its Form ADV Part 2. Upon receipt of a written request from a client, GPIM will provide a copy of this policy within a reasonable amount of time.
If approved by the client, this policy and any requested records may be provided electronically.

Origin Asset Management, LLP

Proxy voting policy

November 2013

The Advisers Act imposes an obligation on investment managers to vote on proxies in the best interest of their clients. Therefore the Firm will vote proxies on behalf of clients who have provided the requisite authorisation. Any proxy voting arrangements shall be approved by the Investment Team and the Compliance Officer.

The Firm must;

(a) Adopt and implement written policies and procedures that are reasonably designed to ensure that the Firm vote client securities in the best interest of clients.
(b) Disclose to clients how they may obtain information from the Firm about votes with respect to securities; and
(c) Describe to clients proxy voting policies and procedures and, upon request, provide a copy of the policies and procedures to the requesting client.

The duty of care requires the Firm to monitor corporate actions and vote client proxies. This does not necessarily mean that a failure to vote every proxy would necessarily violate fiduciary obligations. Due to the nature of some of the holdings, how they are registered, and our strategies, there will be many times when refraining from voting a proxy will be in the client's best interest. This will mainly be when it is determined that the cost of voting a proxy exceeds the expected benefit to a client.

The Firm has engaged an independent international governance research and voting service provider to enable the firm to vote stock on portfolios managed for its clients. The Firm believes that the independent third party provider has the necessary resources, in-depth knowledge and expertise to vote in the best interests of our clients and thus enables the firm to meet this key objective of the policy. The Firm can override the guideline voting recommendation of the independent international governance provider where the Firm disagrees with the guideline voting recommendation.

The Firm shall obtain from the independent international governance research and voting service provider a notification of all pending proxy vote opportunities. The Custodian will provide all proxy voting requests to the independent international governance research and voting service provider who shall make and retain these on behalf of the fund. The independent international governance research and voting service provider will notify the Custodian of all actions in respect of voting on proxies.

The Firm will notify clients of how they may obtain a copy of how the Firm voted free of charge and will provide a contact for that purpose.

Conflict of Interests in respect of voting Proxies
When the Firm has, or may have, a conflict of interest between it and its clients, or between one client and another, it must pay due regard to the interests of each customer and manage the conflict of interest fairly.

Where a conflict arises, or may arise, the Firm must not knowingly advise, or deal in the exercise of discretion, in relation to that transaction unless it takes reasonable steps to ensure fair treatment for the client. The Firm’s client agreements make a formal disclosure that such conflicts could arise (i.e. non-exclusivity), and by doing so puts the customer on notice of the possibility. This keeps the Firm within the strict letter of the rules and principles, but it is an overriding policy of the Firm that all such conflicts should be brought to the attention of the Compliance Officer in order that they may be sure that the firm’s procedures are adequate.

If an investment decision is made for any client that departs from previous advice or recorded strategy for that client or which may result in an increased risk profile for the client's portfolio, the Firm must record the reasons behind the decision. If the reasons are the same for a number of clients or transactions, only one record needs to be made. These records must be made in writing and be kept in the relevant client files.

Proxy Voting Policies and Procedures For

Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub -advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.
The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;

2.	Exchange ticker symbol of the security;

3.	CUSIP number of the security;

4.	The date of the shareholder meeting;

5.	A brief description of the subject of the vote;

6.	Whether the proposal was put forward by the issuer or a shareholder;

7.	Whether and how the vote was cast;

8.	Whether the vote was cast for or against management of the issuer.

S:\H223\JENNIFER EDDY\Board Meetings--Jen\June 2003\Proxy Voting marked.doc

Thompson, Siegel & Walmsley LLC
Investment Adviser Policies and Procedures Manual

Proxy Voting
Policy
TS&W has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities, domestic and foreign, consistent with the best economic interests of its clients. TS&W maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices in Form ADV Part 2A. Our policy and practice includes the responsibility to monitor corporate actions and potential conflicts of interest receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
Responsibility
TS&W’s Proxy Coordinator(s) have the responsibility for the organization and monitoring of our proxy voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO/ACO. TS&W has retained the services of Institutional Shareholder Services, Inc. (“ISS”). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. It is a leading provider of proxy voting and corporate governance services and serves more than 1700 institutions. ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines. Those guidelines cover the following areas:

•	Operational Issues

•	Board of Directors

•	Proxy Contests

•	Anti-takeover Defenses and Voting Related Issues

•	Mergers and Corporate Restructurings

•	State of Incorporation

•	Capital Structure

Compliance Review – May 1, 2011
Last Update – May 1, 2011

•	Executive & Director Compensation

▪	Equity Compensation Plans

▪	Specific Treatment of Certain Award Types in Equity Plan Evaluations

▪	Other Compensation Proposals & Policies

▪	Shareholder Proposals on Compensation

•	Corporate Responsibility

▪	Consumer Issues and Public Safety

▪	Environment and Energy

▪	General Corporate Issues

▪	Labor Standards and Human Rights

▪	Military Business

▪	Workplace Diversity

•	Mutual Fund Proxies

TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general procedure regarding the voting of proxies is as follows:
Procedure
TS&W has adopted various procedures and internal controls to review, monitor and ensure the firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedures

•
Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if disagrees with the vote recommendation.

•
The Proxy Coordinator will monitor the voting process at ISS via ISS Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•	For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

•	TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

•
An Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

All domestic and foreign security proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

Disclosure

TS&W will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how TS&W voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Addenda ADV Part 2A – Item 17– Voting Client Securities.
Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator(s).

•
In response to any request, the Proxy Coordinator(s) will prepare a written response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TS&W voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines

•
TS&W has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TS&W will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, ISS will vote proxies in the best interests of each particular client. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TS&W's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors' non-audit services.

•	ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

•	In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

•	A complete summary of ISS’s US and International voting guidelines is available at: http://www.issgovernance.com/policy/2011/policy_information
Conflicts of Interest

•
TS&W will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TS&W with the issuer of each security to determine if TS&W or any of its associates has any financial, business or personal relationship with the issuer.

•	If a material conflict of interest exists, the CCO will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.

•	TS&W will maintain a record of the voting resolution of any conflict of interest.

Practical Limitations Relating to Proxy Voting

TS&W makes a best effort to vote proxies. In certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

•	Limited Value: Where TS&W has concluded that to do so would have no identifiable economic benefit to the client-shareholder;

•	Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting;

•
Securities Lending: If securities are on loan at the record date, the client lending the security cannot vote the proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have the opportunity to recall the security prior to the record date; and

•
Failure to receive proxy statements: TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Recordkeeping

TS&W and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	Each proxy statement that ISS receives;

•	A record of each vote that ISS casts on behalf of TS&W;

•	Any document ISS created that was material to making a decision how to vote proxies, or that memorializes that decision; and

•	A copy of each written request from a client for information on how ISS voted such client’s proxies, and a copy of any written response.

BAIRD ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

Investment Advisory Policies and Procedures

A.Proxy Voting

Baird, through certain of its departments and department units, exercises voting authority with respect to securities held by advisory clients that have executed advisory agreements with Baird and that have delegated proxy voting authority to Baird. Baird owes these clients duties of care and loyalty. Baird’s duty of loyalty requires Baird and its Portfolio Managers to vote the proxies in a manner consistent with the best interests of advisory clients.
The applicable department supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The Proxy Voting Committee is responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. Baird utilizes a proxy services firm (currently Institutional Shareholder Services (“ISS”)) to analyze corporate proxy materials and to make independent voting recommendations.
There may be instances where Baird’s interests conflict, or appear to conflict, with advisory client interests. For example, Baird (or a Baird affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. Or, for example, Baird (or Baird’s senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.
Baird’s duty is to vote proxies in the best interests of advisory clients. Therefore, in situations where there is a conflict of interest, Baird will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the advisory client or to a fiduciary of the advisory client for voting purposes;

3.	Suggest that the advisory client engage another party to determine how the proxy should be voted; or

4.	Disclose the conflict to the advisory client and obtain the advisory client’s direction to vote the proxies.

The applicable department or department unit will maintain the following records with respect to proxy voting:

•	a copy of the proxy voting policies and procedures;

•	a copy of all proxy statements received (Baird may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a advisory client (Baird may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by Baird that was material to making a voting decision or that memorializes the basis for that decision; and

•
a copy of each written advisory client request for information on how Baird voted proxies on the advisory client’s behalf, and a copy of any written response to any advisory client request (written or oral) for information on how proxies were voted on behalf of the requesting advisory client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.
Baird will annually disclose to advisory clients how they can obtain information from their Portfolio Manager regarding how advisory client account securities were voted. At the same time, Baird will provide a summary of these proxy voting policies and procedures to advisory clients, and, upon request, will provide them with a copy of the policies and procedures.
Baird Portfolio Managers will typically vote shares in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the Portfolio Managers. For that reason, there may be instances where a Portfolio Manager may not vote the advisory client’s shares in accordance with ISS recommendations. All proxies by an issuer will typically be voted in the same manner for all advisory clients, unless there is a conflict of interest or advisory client guidelines dictate otherwise. In the event a Portfolio Manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Proxy Voting Committee. The decision on the issue will be made by the Committees and communicated to the Portfolio Managers to cast their votes in accordance with the Committee’s recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.
In addition, Asset Management associates and other Baird associates who provide services to the Baird Funds should note that they are also subject to a separate Proxy Voting Policies and Procedures adopted by the Baird Funds.

Baird Funds Manual

BAIRD ADVISORS

PROXY VOTING POLICIES AND PROCEDURES
Revised Effective May 17, 2012
The Baird Advisors department of Robert W. Baird & Co. Incorporated (the “Advisor”) exercises voting authority with respect to securities held by the series of Baird Funds, Inc. (each a “Fund” and collectively the “Funds”) and our private account clients that have delegated proxy voting authority to Baird Advisors. We owe these clients duties of care and loyalty. Our duty of care requires us to monitor corporate events and to vote the proxies. Our duty of loyalty requires us to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.
I. SUPERVISION OF POLICY
The Baird Advisors compliance supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The Baird Advisors portfolio managers are responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. We utilize Institutional Shareholder Services (“ISS”) to make recommendations as to how to vote proxies. A proxy voting committee (the “Committee”) that includes members from Baird Investment Management, Baird Advisors, and the Legal and Compliance departments of the Advisor, is responsible for considering challenges made by Baird Advisors portfolio managers to the recommendations of ISS and addressing material conflicts between the interests of the Advisor and those of the Funds and other Baird Advisors clients.
II. CONFLICTS OF INTEREST
There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we (or our affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. We generally believe a material conflict exists if Baird Advisors (i) manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that the Advisor has or is pursuing with the company soliciting proxies (or its senior officers) that may give Baird Advisors an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with the Advisor or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between the Advisor and the company. The Committee may also determine if a material conflict of interest exists for other reasons.
Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.	Suggest that the client engage another party to determine how the proxy should be voted;

4.
Ask the Committee to determine the nature and materiality of the conflict and vote the proxy in a manner the Committee believes is in the best interests of the client (or, in the case of a Fund, the Fund’s shareholders) without consideration of any benefit to the Advisor or its affiliates; or

5.	Disclose the conflict to the client or, with respect to the Funds, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.
III. RECORDKEEPING
We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Advisor may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Advisor may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Advisor that was material to making a voting decision or that memorializes the basis for that decision; and

•
a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 under the Investment Advisors Act of 1940.
IV. DISCLOSURE TO CLIENTS
We will disclose to clients and to the Board of Directors of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Funds, and, upon request, will provide them with a copy of the same.
V. PROXY VOTING GUIDELINES
Portfolio managers will typically vote in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS recommendations are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers. ISS often applies its recommendations without an in-depth understanding of the companies and their performance. For that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines dictate otherwise. In the event the portfolio manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Committee. The decision on the issue will be made by the Committee and communicated to the managers and analysts to cast their votes in accordance with the Committee’s recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.

BAIRD INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

Revised Effective May 17, 2012
The Baird Investment Management department (“BIM”) of Robert W. Baird & Co. Incorporated (the “Advisor”) exercises voting authority with respect to securities held by the series of Baird Funds, Inc. (each a “Fund” and collectively the “Funds”) and our private account clients that have delegated proxy voting authority to BIM. We owe these clients duties of care and loyalty. Our duty of care requires us to monitor corporate events and to vote the proxies. Our duty of loyalty requires us to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.
I. SUPERVISION OF POLICY
The BIM compliance supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The BIM portfolio managers are responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. We utilize Institutional Shareholder Services (“ISS”) to make recommendations as to how to vote proxies. A proxy voting committee (the “Committee”) that includes members from BIM, Baird Advisors, and the Legal and Compliance departments of the Advisor, is responsible for considering challenges made by BIM portfolio managers to the recommendations of ISS and addressing material conflicts between the interests of the Advisor and those of the Funds and other BIM clients.
II. CONFLICTS OF INTEREST
There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we (or our affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. We generally believe a material conflict exists if BIM (i) manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that the Advisor has or is pursuing with the company soliciting proxies (or its senior officers) that may give BIM an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with the Advisor or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between the Advisor and the company. The Committee may also determine if a material conflict of interest exists for other reasons.
Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.	Suggest that the client engage another party to determine how the proxy should be voted;

4.
Ask the Committee to determine the nature and materiality of the conflict and vote the proxy in a manner the Committee believes is in the best interests of the client (or, in the case of a Fund, the Fund’s shareholders) without consideration of any benefit to the Advisor or its affiliates; or

5.	Disclose the conflict to the client or, with respect to the Funds, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.
III. RECORDKEEPING
We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Advisor may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Advisor may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Advisor that was material to making a voting decision or that memorializes the basis for that decision; and

•
a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 under the Investment Advisors Act of 1940.
IV. DISCLOSURE TO CLIENTS
We will disclose to clients and to the Board of Directors of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Funds, and, upon request, will provide them with a copy of the same.
V. PROXY VOTING GUIDELINES
Portfolio managers will typically vote shares in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers. ISS often applies its recommendations to companies without an in-depth understanding of the companies and their performance. For that reason, there may be instances where we may not vote the client’s shares in strict accordance with these recommendations. All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines dictate otherwise. In the event the portfolio manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Committee. The decision on the issue will be made by the Committee and communicated to the managers and analysts to cast their votes in accordance with the Committee’s recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.

TORTOISE CAPITAL ADVISORS, L.L.C.

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction
Unless a client is a registered investment company under the Investment Company Act of 1940 or a client requests Tortoise Capital Advisors, L.L.C. (the “Adviser”) to do so in writing,  the Adviser does not vote proxy materials for its clients.  In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote.  When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting.  In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.
In cases in which the client is a registered investment company under the Investment Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients.  In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client.  In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures.  The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

II.	General

a.
Because of the unique nature of the Master Limited Partnerships (“MLPs”), the Adviser shall evaluate each proxy of an MLP on a case-by-case basis.  Because proxies of MLPs are expected to relate only to extraordinary measures, the Adviser does not believe it is prudent to adopt pre-established voting guidelines.

b.
 In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management.  On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders.  In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders.

c.
The Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, is responsible for monitoring Adviser’s proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions.  The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

d.
The Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

e.
All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee, and shall be executed by a Manager of the Adviser or, if the proxy may be voted electronically, electronically voted by a Manager of the Adviser or his designee, including any of the individuals listed on Exhibit A hereto. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

f.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3.	Conflicts of Interest

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict.  The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•	The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive.  All employees are obligated to disclose any potential conflict to the Adviser’s Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4.	Recordkeeping

The Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, is responsible for maintaining the following records:

•	proxy voting policies and procedures;

•
proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast and abstentions; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

2

Exhibit A

Manager of the Adviser Designated by Investment Committee

Zach Hamel

Designees for Electronic Voting of Proxies

Zach Hamel

Rob Thummel

Matt Sallee

Cameron Addington

Nick Holmes

3

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring

Background
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
Risks
In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.
Policy
The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures
The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
Institutional Shareholder Services
Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.
Voting Against ISS Recommendations
On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.
In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

5.	The creation of a written record reflecting the process (See Appendix XXXI).

[1] The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.
Conflicts of Interest
The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts
Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.
SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.
Fixed Income and Private Investments
Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.
Securities Lending
At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies
The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]

•	Casting a vote on a foreign security may require that the adviser engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

2     In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies
Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).
Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).
External Managers
Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.
Proxy Voting Errors
In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.
Recordkeeping
The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•
Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•
The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•
The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.
Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.
Proxy voting records:

•
The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•
The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions
In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.
The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure
The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.
Responsibility
Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 12/2011 ♦ Supersedes 12/2010

William Blair

2013 U.S. Proxy
Voting Guidelines
Concise Summary

(Digest of Selected Key Guidelines)

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2013 proxy voting guidelines can be found at http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

1 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Routine/Miscellaneous
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

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Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company's response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness
Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.
4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

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2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company's ownership structure and vote results;

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence
Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 | 2013 U.S. Proxy Voting Guidelines Concise Summary

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:
Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[6].

Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.
Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

o	The maximum proportion of directors that shareholders may nominate each year; and

o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
Proxy Contests—Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Shareholder Rights & Defenses
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management's response to, previous shareholder proposals.

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Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.
CAPITAL/RESTRUCTURING
Common Stock Authorization
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company's use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure
Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Preferred Stock Authorization
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company's use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

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•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

o	Magnitude of pay misalignment;

o	Contribution of non-performance-based equity grants to overall pay; and

o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[8] Alignment:

•	The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company's peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

•	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

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Options Backdating
The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

◦	The company's response, including:

▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

▪	Specific actions taken to address the issues that contributed to the low level of support;

▪	Other recent compensation actions taken by the company;

◦	Whether the issues raised are recurring or isolated;

◦	The company's ownership structure; and

◦	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.
Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

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Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.
Social/Environmental Issues

Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.
Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Spending & Lobbying Activities
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.
Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.
All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

16 | 2013 U.S. Proxy Voting Guidelines Concise Summary

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1
PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.
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A.     General Statements of Policy
These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.
_________________________
1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
Effective Date: August 2003
Revised Date: May 2007
May 2010
October 2012

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Policy
These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.

B.     Conflicts of Interest

1.	Identification of Material Conflicts of Interest

a)
In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b)
Equity Securities.[2] PIMCO has retained an Industry Service Provider (“ISP”)[3] to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.
_________________________
2 The term “equity securities” means common and preferred stock; it does not include debt securities convertible into equity securities.
3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

PROXY VOTING POLICY & PROCEDURES | OCTOBER 2012 2

c)
Fixed Income Securities. PIMCO’s Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group’s voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM’s voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2.	Resolution of Identified Conflicts of Interest

a)
Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“ISP Guidelines”). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b)
Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.

If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

PROXY VOTING POLICY & PROCEDURES | OCTOBER 2012 3

c)
All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP’s or Credit Research Group’s (as applicable) voting recommendation. In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.

If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

d)	Methods for Resolving Identified Conflicts of Interest.

1)	Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

•
If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•
If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2)
Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

•	Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

•	Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

•
Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

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In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

•	The extent and nature of the actual or apparent conflict of interest;

•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•	The nature of the relationship of the issuer with PIMCO (if any);

•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

•	Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3)
The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

e)
Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

f)
Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C.     Proxy Voting Process
PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1.	Proxy Voting Process: Equity Securities

a)
The Role of the ISP. PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

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The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of ISP’s Recommendations.

1)
Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

•	Name and ticker symbol of issuer;

•	Percentage of the outstanding shares of the issuer held;

•	The name(s) of the fund(s) or account(s) holding the securities;

•	A summary of the proposal;

•	The date of the shareholder meeting and the response deadline;

•	Whether the proposal is being made by management or a shareholder;

•	Management’s recommendation with respect to the proposal;

•	The ISP recommendation with respect to the proposal;

•	The reasoning behind the PM’s decision to recommend the override;

•
Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2)
Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

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3)
Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.

c)
When the ISP Does Not Provide a Recommendation. In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2.	Proxy Voting Process: Fixed Income Securities

a)
The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.

The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group’s research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of the Credit Research Group’s Recommendations.

1)
Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

•	Name and ticker symbol of issuer;

•	Percentages of the outstanding securities (equity and fixed income) of the issuer held;

•	The name(s) of the fund(s) or account(s) holding the securities;

•	A summary of the proposal;

•	The date of the security holder meeting and the response deadline;

•	Whether the proposal is being made by management or a security holder;

•	Management’s recommendation with respect to the proposal;

•	The Credit Research Group recommendation with respect to the proposal;

•	The reasoning behind the PM’s decision to recommend the override;

PROXY VOTING POLICY & PROCEDURES | OCTOBER 2012 7

•
Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2)
Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)	Override. If the result of this process is a decision to vote differently than proposed by the Credit Research Group, the Operations Group will manually cast such vote.

c)
When the Credit Research Group Does Not Provide a Recommendation. In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3. Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)
The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a)
Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.

PROXY VOTING POLICY & PROCEDURES | OCTOBER 2012 8

b)
Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c)
Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d)
Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e)	Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4.	Abstentions
If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.
For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to implementing PIMCO’s voting instructions.

5.	Proxies Relating to Securities on Loan
Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

PROXY VOTING POLICY & PROCEDURES | OCTOBER 2012 9

D.     U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records
Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.
For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A. PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI and annual and semiannual reports describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A.
E.     PIMCO Record Keeping
PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.
Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.
F.     Review and Oversight
PIMCO’s Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

PROXY VOTING POLICY & PROCEDURES | OCTOBER 2012 10

Proxy and Corporate Action Voting Policy
Policy
Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open‐ended investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote proxies or act on other actions received in sufficient time prior to their deadlines as part of its discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.
When voting proxies or acting on corporate actions for clients, Post’s decisions will be made in the best interests of its clients overall. Post shall act in a prudent and diligent manner and make voting decisions which Post believes enhance the value of the assets of client accounts overall. With respect to ERISA accounts, plan beneficiaries and participants, voting will be in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder.
Purpose
The purpose of this Proxy and Corporate Action Voting Policy (the “Policy”) is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)‐6 under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) and ERISA.
Procedures
Post’s Operations Department is ultimately responsible for ensuring that proxies received by Post are voted in a timely manner and voted consistently across portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.
Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.
Record Keeping
In accordance with Rule 204‐2 under the Advisers Act and DOL Interpretive Bulletin 94‐2 issued under ERISA, Post will maintain for the time periods set forth in the Rule 204‐2 (i) this Policy, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records, and may rely on proxy statements and records of proxy votes cast by Post that are maintained with a third party such as a proxy voting service, provided that Post has obtained an undertaking from the third party to provide a copy of the documents promptly upon request); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.
Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204‐3 under the Advisers Act) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of this Policy by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of information required to be filed by such mutual funds on Form N‐PX.

Proxy and Corporate Action Voting Policy 2012

Guidelines
Each proxy issue will be considered individually, and voted in a manner which Post believes enhances the value of client accounts overall. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements.
Post generally looks unfavorably upon:

▪	Issues regarding Board entrenchment and anti‐takeover measures such as the following:

▪	Proposals to stagger board members’ terms;

▪	Proposals to limit the ability of shareholders to call special meetings;

▪	Proposals to require super majority votes;

▪	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

▪	Proposals regarding “fair price” provisions;

▪	Proposals regarding “poison pill” provisions; and

▪	Permitting “green mail.”

▪	Providing cumulative voting rights.

Post generally looks favorably upon:

▪	Election of directors recommended by management, except if there is a proxy fight.

▪	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

▪	Date and place of annual meeting.

▪	Rotation of annual meeting place.

▪	Limitation on charitable contributions or fees paid to lawyers.

▪	Ratification of directors’ actions on routine matters since previous annual meeting.

▪	Confidential voting.

▪	Limiting directors’ liability.

Post assesses the following on a case by case basis:

▪	Proposals to:

▪	Pay directors solely in stock.

▪	Eliminate director mandatory retirement policy.

▪	Mandatory retirement age for directors.

▪	Rotate annual meeting location/date.

▪	Option and stock grants to management and directors.

▪	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

Proxy and Corporate Action Voting Policy 2012

DD J CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES Updated March 13, 2012
I.Overview

In accordance with the fiduciary duties owed to our clients and Rule 206(4)-6 promulgated by the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"), DDJ Capital Management, LLC ("DDI"), a registered investment adviser, has adopted and implemented these Proxy Voting Policies and Procedures (the "Policies") that we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients. Because our authority to vote proxies on behalf of our clients is established by our advisory contracts with such clients, the Policies have been tailored to reflect these specific contractual obligations.1 The Policies also reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
II.Statement of Proxy Voting Policy
It is the policy of DDJ to vote all proxies in the best interests and for the benefit of its clients. We believe that this means voting in accordance with our judgment as to what voting decision is most likely to maximize total return to the client as an investor in the company whose securities are being voted, including, where applicable, returns to the client on positions held in non-voting securities of that issuer or securities of other issuers that may be materially affected by the outcome of the vote.
DDJ primarily manages investments in high-yield and distressed debt, rather than equity, securities. As a result, DDJ does not receive proxies in connection with most of our clients' investment positions. However, certain of our client accounts do hold equity securities. Many of the proxies received by DDJ with respect to securities held in client accounts relate to special situations, such as the restructuring of an issuer that is emerging or recently emerged from bankruptcy, that is in financial distress or that has significant debt obligations but improving fundamentals. DDJ believes that it is not appropriate, in most cases, to vote proxies with respect to the securities of such issuers in accordance with fixed, pre-determined guidelines. Accordingly, DDJ generally reviews and makes a voting decision on each matter presented in such proxy on an individual, case-by-case basis. DDJ generally gives similar, case-by-case treatment to proxies with respect to securities of other issuers, with the exception of routine matters noted below. Normally, voting decisions are made by the portfolio manager or research analyst responsible at the time of the vote for monitoring the corporate events of the particular
1 Certain clients may withhold proxy voting authority from DDJ. In such instances, DDJ will not vote any proxies received with respect to the underlying client account, though DDJ may provide consultation to such client in advance of any applicable voting deadline.

issuer of the securities to be voted. DDJ believes such individualized consideration of proxy voting decisions best serves our clients' interests. For certain more routine matters that are commonly presenting to shareholders for vote and that do not involve issuers in special situations or other circumstances requiring individual analysis, DDJ has established general voting guidelines that are set forth in Section VJJ of these Policies. However, with respect to any particular proxy, DDJ is not obligated to follow these general voting guidelines.
In certain circumstances, DDJ may elect to not vote proxies with respect to securities held in client accounts, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy or related materials are not received in sufficient time to allow DDJ to analyze the material or cast an informed vote by the voting deadline; or (c) DDJ concludes that the costs of voting a proxy outweigh any potential benefits to its clients.
III. Proxy Voting Procedures
DDJ has designated an internal proxy administrator (the "Administrator"). The Administrator is responsible for coordinating the review and voting of client proxies. With respect to pending proxy matters, the Administrator reviews on a regular basis the information provided to us electronically by the custodians for our clients (generally, in whose name (or nominee name) the security has been registered).2 Upon concluding that a proxy has been distributed to shareholders by an issuer in which a client has a long position, the Administrator monitors incoming regular mail for paper copies of such proxies. The Administrator follows up directly with the custodian, issuer and/or Automatic Data Processing, Inc. ("ADP") in the event that the issuer (or other shareholder service) has not timely delivered such paper proxy to DDJ.
Following receipt of a proxy, the Administrator reviews the proxy and the matters to be voted therein. The Administrator also cross-checks the shareholdings information contained in the proxy with the applicable client holdings report to confirm that the ownership information on file with ADP, the custodian and/or the issuer matches our internal records; to the extent that it does not, the Administrator will attempt to reconcile the discrepancy directly with the applicable custodian. Furthermore, any material conflicts of interest identified by the Administrator are resolved as described in Section IV below. The Administrator then distributes the proxy to the applicable portfolio manager or research analyst so that s/he can review the proxy in accordance with the procedures outlined in Section II above. If the portfolio manager or research analyst is aware of any matter that may constitute a material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the portfolio manager or research analyst will return the completed proxy to the Administrator. The Administrator then provides the Chief Compliance Officer (or a designee) with a copy of the completed proxy for review. If the Chief Compliance Officer is aware of any material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the Administrator votes the proxy in accordance with the instructions provided by the portfolio manager or research analyst typically either

2 DDJ may also review ProxyEdge, an electronic proxy notification and voting service to which DDJ subscribes, for information regarding proxy voting.

electronically (typically via www.proxyvote.com) or via paper ballot, as applicable.3 After the Administrator has voted the proxy, the Administrator keeps a copy of the proxy, together with a completed internal checklist of proxy procedures maintained by DDJ (the form of which is attached hereto as Exhibit A), for record keeping purposes.
In the event that the Administrator is out of the office, the DDJ Head Trader assumes responsibility for the timely internal distribution and voting of proxies.
IV. Conflicts of Interest
From time to time, DDJ (and/or its affiliates) may have a material conflict of interest with respect to a matter to be voted. For example, it is possible that DDJ (or one of its affiliates) may have a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote. If the Administrator identifies or is notified of a potential material conflict of interest, the Administrator will convene a meeting of DDJ's internal proxy committee, which has been created to address situations when such conflicts arise. The internal proxy committee, which consists of one or more members of the DDJ legal department and such other DDJ personnel as may be designated to serve on the committee from time to time, will then meet to determine whether voting on such proxy matter presents a material conflict of interest. In the event that the internal committee concludes that there is a material conflict of interest, DDJ generally will request a waiver of the conflict or voting instructions from the client, a representative of the client or an appropriate independent third party. Specifically:

•
for investment fund clients of DDJ that have established an independent board of advisors, DDJ will disclose the conflict to such board of advisers of the applicable investment fund, and either vote the proxy as instructed by the applicable board or obtain a waiver for DDJ to vote the proxy;

•
for investment fund clients of DDJ that have not established a board of advisors, DDJ will disclose the conflict (a) to such fund's independent accountants or another unaffiliated third party advisor selected by DDJ, and vote the proxy in accordance with the instructions of such proxy advisor, or (b) to the underlying investors (e.g., limited partners) of such investment fund and seek either voting instructions or a waiver of the conflict directly from a majority in interest with respect to such investors;

•
for any commingled vehicle established as a trust, DDJ will disclose the conflict to the trustee of such entity (provided that the trustee is unaffiliated with DDJ), and seek either voting instructions or a waiver of the conflict from such trustee;

•
for ERISA accounts, DDJ will disclose the conflict to the plan sponsor, trustee or other named fiduciary for the plan and seek either voting instructions or a waiver of the conflict from such fiduciary; and

•	for other non-ERISA separate accounts, DDJ will disclose the conflict to the underlying client and seek either voting instructions or a waiver of the conflict directly from such client.

3 In certain cases, depending on the voting authority provided to DDJ by the underlying client, DDJ may instruct the client's custodian to vote the proxy in accordance with DDJ's direction.

In the event that the client, client representative or other third party, as the case may be, does not desire to direct the vote of the proxy matter in question, DDJ may, as circumstances warrant, take other steps, such as consulting with its outside legal counsel or an independent third party service, which steps are designed to result in a decision that is demonstrably based on the clients' best interests and not the product of the conflict. If a material conflict cannot be resolved as described above, DDJ will not vote the proxy.
V.Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, DDJ maintains records of proxies that it has voted on behalf of its clients. These records include:

(i)	a copy of DDJ's internal policies and procedures with respect to proxy voting, as updated from time to time;

(ii)	copies of proxy statements received regarding securities held in client accounts, unless the materials are available electronically through the SEC's EDGAR system;
(iii)a record of each vote cast on behalf of our clients;

(iv)	a copy of any internal documents created by DDJ that were material to making the decision how to vote proxies on behalf of its clients; and

(v)	each written client request for proxy voting records and DDJ's written response to any (written or oral) client request for such records.
With respect to accounts managed on behalf of any plan subject to ERISA, DDJ also maintains accurate proxy voting records to enable the named fiduciary of such accounts to determine whether DDJ is fulfilling its ERISA obligations with respect to a particular account. DDJ will maintain these proxy voting books and records for a period of six years. These records will be maintained for at least the first two years in DDJ's office.
VI.Disclosure
DDJ will provide each client a summary of these Policies. Alternatively, or upon the request of any client, DDJ will provide such client copies of its full Policies as well as information with respect to how DDJ voted proxies on behalf of such client.

VII. Proxy Voting Guidelines
The following guidelines are not exhaustive and do not include all potential voting issues. Because proxy voting issues and the circumstances of individual portfolio companies are so varied, there may be instances when DDJ will not vote in strict adherence to these guidelines. In addition, votes on matters not covered by these guidelines will be determined in accordance with the policies and procedures principles set forth above. For example, proxy votes that present company-specific issues of a non-routine nature may be more appropriately handled on a case-by-case basis, as described above. At any time, DDJ may seek voting instructions from some or all of the clients holding the securities to be voted, and, as a result, client instructions may cause DDJ to vote differently for different clients on the same matter.
I. The Board of Directors
A.Director Nominees in Uncontested Elections
Vote for director nominees, examining the following factors:

•	long-term corporate performance record of the company's stock relative to a market index; and
•composition of board and key board committees.
In certain cases, and when information is readily available, we may also review:
•corporate governance provisions and takeover activity;
•board decisions regarding executive pay;
•board decisions regarding majority-supported shareholder proposals in back-to-back years;
•director compensation; and
•number of other board seats held by nominee.
B.Majority of Independent Directors
Vote for proposals that the board be comprised of a majority of independent directors.
Vote for proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
C.Director and Officer Indemnification and Liability Protection
Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.
Vote against indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.
II.Proxy Contests
A. Director Nominees in Contested Elections
Vote on a case-by-case basis when the election of directors is contested, examining some or all of the following factors:
•long-term financial performance of the company relative to its industry;
•management's track record;
•background to the proxy contest;
•qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions of director nominees.

III.	Auditors Ratifying Auditors
Vote for proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
IV.Proxy Contest Defenses
A. Shareholder Ability to Call Special Meetings
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

B.Shareholder Ability to Act by Written Consent
Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make easier shareholder action by written consent.
C.Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
V.Capital Structure
Common Stock Authorization
Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
B.Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
C.Reverse Stock Splits
Vote against management proposals to implement a reverse stock split.
D.Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VI.Executive and Director Compensation
In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.
In evaluating a pay plan, we may consider its dilutive effect both on shareholder wealth and on voting power. We may consider equity-based compensation along with cash components of pay. Administrative features may also be factored into our vote. For example, our policy is that the plan should generally be overseen by a committee of independent directors; insiders should not generally serve on compensation committees.
Other factors, such as repricing underwater stock options without shareholder approval, may cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.
A.Proposals to Limit Executive and Director Pay
Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.
Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.
Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.
B.Employee Stock Ownership Plans (ESOPs)
Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).
C.401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees. VII. Mergers and Corporate Restructurings
Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account some or all of the following factors:
•anticipated financial and operating benefits;
•offer price (cost vs. premium);
•prospects of the combined companies;
•how the deal was negotiated; and
•changes in corporate governance and their impact on shareholder rights.

Exhibit A
Proxy Checklist
Name of Issuer:
Date proxy required to be voted:    Record Datej
Cross-check proxy ownership disclosure with internal DDJ holdings report
Deliver checklist and proxy to Responsible Analyst:
Receive completed proxy from Responsible Analyst
Deliver completed proxy to Legal Department
     Receive completed proxy from Legal Department
Confirm with CFO, DDJ Head Trader, Responsible Analyst and Legal Department that no material conflicts were identified.
If any of the addressees or copied persons believes that there may be a potential material conflict of interest with respect to a proxy matter to be voted, please notify me so that I may convene a meeting of the DDJ Internal Proxy Committee in accordance with the Policies.
Either:
Vote proxy via         on         in accordance
with instructions provided by the Responsible Analyst.
or
Convene DDJ Internal Proxy Committee and vote proxy accordingly
File proxy in accordance with internal record-keeping procedures
Comments:
Initialed:
Chris Kaminski Administrator

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policy and Procedures

Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients. Under the rule an adviser must:

a)
Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;

b)	Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and

c)	Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

The policy and procedures below have been reasonably designed to ensure proxies are voted in the best interest of our clients and in compliance with Rule 206(4)-6. Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.
Policy
The firm undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists or potentially exists.
The firm has created a proxy voting guideline (the “Guideline”) (see Exhibit N) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. In drafting this guideline the firm considered the nature of the firm’s business and the types of securities being managed. The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy.
Conflicts of Interest
The most common conflicts of interest result from a situation involving a business relationship and/or a potential financial benefit to the firm. The firm envisions only rare situations where a conflict of interest would exist or potentially exist between the firm and its clients given the nature of the firm’s business, clients, relationships and the types of securities managed. Notwithstanding, apparent or actual conflicts of interest may arise from time to time. In such instances the firm will undertake to vote such proxies in the continued best interest of clients in accordance with the procedures put in place addressing potential or actual material conflicts.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)
A potential conflict may be resolved in either of the following manners:

•
If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline; provided that the pre-determined Guideline involves little or no discretion on the firm’s part; or

•	The firm may follow the recommendations of RiskMetrics, an independent third party, as to how the proxy should be voted.
Limitations
There may be circumstances or situations that may preclude or limit the manner in which proxies are voted. This may include but is not limited to:

•	Mutual Funds – where voting may be controlled by restrictions within the fund or the actions of authorized persons

•	International Securities – where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so

•	New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material

•	Unsupervised Securities – where the firm does not have a basis on which to offer advice

•
Unjustifiable Costs – where the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. total client holdings less than 10,000 shares and not held by a mutual fund; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting. In accordance with the firm’s fiduciary duties, the firm shall, in appropriate cases, weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision will take into account the effect that the vote, either by itself or together with other votes, is expected to have on the value of client’s investment and whether this expected effect would outweigh the cost of voting.

•	Securities out on loan

•
ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.

Guideline Formulation
The majority of proxy issues to be voted on are both recurring in nature and common amongst issuers. This would include items ranging from the election of directors and ratification of auditors to cumulative voting and “poison pills”. A proxy voting guideline has been developed, (see Exhibit N), to reflect how we believe a vote should normally be cast in order to support the best interest of our clients. The use of this guideline also facilitates a process that supports voting consistency and efficiency in administration. However, it should be acknowledged that a

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)
“blanket voting approach” cannot be applied to many recurring and common issues. The guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in our client’s best interest.
The guideline is the work product of the firm’s investment committee who has the responsibility to determine how proxy issues should be voted to promote the interest of our clients. The investment committee draws on various sources of information in reviewing/formulating the guideline including, but not limited to, research provided by an independent research firm (RiskMetrics), internal research, published information on corporate governance and experience.
Disclosure to Clients
The disclosure/delivery to clients required by Rule 206(4)-6 includes “a concise summary of the firm’s proxy voting process rather than a reiteration of the firm’s policies and procedures” and an indication that “a copy of the policies and procedures is available on request.” The method of delivering this summary is not stipulated, however, it must be clear, not hidden in a longer document and delivered directly to the client. In addition, the disclosure should describe how the client may obtain information from the adviser on how it voted with respect to the client’s securities.
Procedures
The procedures to be performed in the execution or our proxy voting duty to clients will be as follows:
Oversight
The Compliance department will be responsible for the administration and oversight of the proxy voting process. The Compliance department will also:

1.	Review and update the firm’s policies and procedures as necessary.

2.	Coordinate the review and update of the firm’s proxy voting guidelines by the investment committee or its designee.

3.	Consult with and coordinate the voting of proxies with the appropriate portfolio manager as needed.
The Compliance Individual (CI) and Proxy Administrator (PA) will oversee the use of RiskMetrics, an outside third-party vendor, who provides assistance with proxy research, proxy voting and record retention.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)

Account Setup

1.	New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist.

2.
At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities. A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities.

3.	The PA will arrange for client proxy material to be forwarded to RiskMetrics for voting.
Securities Lending
In many cases Vaughan Nelson’s clients participate in securities lending programs whereby the legal right to vote a proxy is transferred to the borrower as a result of lending process. From time to time, circumstances may arise where Vaughan Nelson desires to vote shares in an upcoming proxy (i.e. acquisition, contested election, etc.). In these cases, Vaughan Nelson, if the record date has not passed, will request the client to ‘recall’ the security in question from loan until the proxy record date in order for the client (and thereby Vaughan Nelson) to be the holder of record in order to cast the proxy vote.
Voting Process

1.	The PA uploads a file each day (on a settlement date basis) detailing all the securities held on behalf of our clients for which we own more than 10,000 shares to RiskMetrics.

2.	RiskMetrics is responsible for matching the proxy material received with this listing and following up with any custodian that has not forwarded proxies within a reasonable time.

3.	Through web access and the RiskMetrics software the PA is able to determine for each security its record date, meeting date and whether RiskMetrics has completed proxy research on the security.

4.	The PA will download the RiskMetrics proxy research for each security along with a copy of the voting form and forward the package to the CI.

5.
The CI will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue. The results of this determination will be documented and initialed on the proxy voting form.

6.	The CI will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

a)	If all issues were able to be voted within the Guideline the package will be returned to the PA for online voting.

b)	If issues exist for which a case-by-case review must be made the package is forwarded to the appropriate manager. The manager will review the information.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)

c)
within the package and any other necessary information in order to formulate the vote to be cast. The rationale for any departures from the firm’s Guideline will be documented within the package. All votes will be indicated on the voting form and the manager will sign off as to having voted those issues. The package will then be returned to the PA for voting.

d)
As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or

2) as indicated by the independent third-party research firm, RiskMetrics. By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest. An indication that this was the approach taken to vote the issue will be made and signed off on by the Compliance Officer. The package will then be returned to the PA for voting.

7.
Through the software interface with RiskMetrics the PA will indicate, review and submit our vote on individual securities. The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

8.	RiskMetrics will then process the vote with the issuer on behalf of the firm.
Recordkeeping
The following records relating to the voting of proxies will be maintained for a period of five years from the end of the fiscal year in which the entry was made, the first two onsite at the firm.

1.	A copy of the proxy voting policies and procedures – CI

2.	Client acknowledgement indicating the client’s election to retain proxy voting responsibilities -- PA

3.	Proxy statements received on client securities – PA, RiskMetrics, Edgar

4.	Record of vote cast for each client – RiskMetrics, PA

5.	Internal voting package and any document created that was material to the decision or to a departure from the Guideline – PA

6.	Each written request for proxy voting information (policy or votes cast) and the firm’s written response to any client request for such records – PA, CI

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Exhibit N – VNIM Proxy Voting Guideline

Memorandum

DATE:	March 23, 2011

TO:	All Portfolio Managers

FROM:	Richard Faig

RE:	Updated Summary of Proxy Voting Guidelines

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

		Vote with Mgmt.	Vote For	Vote Against	Discuss with Mgr.
Directors
•	Voting on director nominees in uncontested elections	x
•	Chairman and CEO can be the same person	x
•	Majority of directors must be independent	x
•	Minimum stock ownership requirements	x
•	Term of office	x
•	D&O indemnification and liability protection	x
•	Director nominees in contested elections				x
•	Reimburse dissident proxy solicitation expenses				x
Ratifying Auditors			x

Charitable Contributions - proposals to limit				x

Proxy Contest Defenses
•	Efforts to further the annual election of directors		x
•	Efforts that allow director removal w/ or w/o cause	x
•	Efforts that allow director removal w/ or w/o cause		x
•	Efforts to permit cumulative voting		x
•	Efforts to allow shareholders to call special meetings		x
•	Efforts to allow shareholder action by written consent		x
•	Fixed size of Board		x

Tender Offer Defenses
•	Poison Pills			x
•	Fair Price Provisions - no more than simple majority req'd.	x
•	Anti-Greenmail		x
•	Anti-Greenmail bundled with other provisions				x
•	Pale Greenmail with restructuring				x
•	Dual class exchange offers or recapitalizations			x
•	Supermajority Vote Requirement to amend Charter or Bylaws			x
•	Supermajority Vote Requirement to approve mergers			x
•	Shareholder approval of preferred issues other than general		x
Confidential Voting			x

Significant Shareholder Access to Management Proxy Material			x

Shareholder Advisory Committees				x

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

		Vote with Mgmt.	Vote For	Vote Against	Discuss with Mgr.

Capital Structure
•	Increase common stock authorized				x
•	Increase common stock authorized more than 100%				x
•	Splits and reverse splits		x
•	Blank Check Preferred stock not used for defense		x
•	New class of Unspecified Preferred Stock			x
•	Increase in authorized Blank Check Preferred				x
•	Reduce Par Value of stock		x
•	Shareholder proposals for Preemptive Rights				x
•	Debt Restructurings				x
•	Open market share repurchases		x

Executive and Director Compensation (Generally vote with management; review with manager if management and RMG split.)
•	Additional disclosure of compensation	x
•	Limitations on executive and director compensation	x
•	Golden Parachutes require shareholder ratification		x
•	Non-binding shareholder ratification of executive				x
officer compensation
•	Advisory vote on say-on-pay frequency				x
•	Approval of extraordinary transaction executive compensation				x
•	ESOPs implementation or increase require shareholder		x
•	401(k) Plans		x
•	Stock Incentive / Compensation plan origination or	x

Efforts to Include the Cost of Stock Options in Expenses			x

State of Incorporation
•	Opt in state takeover statutes		x
•	Opt out state takeover statutes			x
•	Change state of incorporation				x

Mergers and Restructurings
•	Mergers and acquisitions				x
•	Restructurings				x
•	Spin-offs				x

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

		Vote with Mgmt.	Vote For	Vote Against	Discuss with Mgr.
•	Asset Sales				x
•	Liquidations				x
•	Shareholder Appraisal Rights (right to require an appraisal)		x
•	Change in corporate name		x
Open-ended approval of “Other Business Coming Before the Meeting				x

Mutual Fund Proxies - (Generally vote for except on changes to Fundamental Investment Restrictions or proposals to hire/fire Managers, which should be discussed

Social and Environmental Issues (vote for additional disclosures)

•	Energy and Environment	x
•	Conducting business in politically sensitive regions	x
•	Military issues	x
•	Maquiladora and international operating standards	x
•	EEOC	x
•	Animal rights	x
•	Product integrity and marketing	x
•	Human resource issues	x
•	Sustainability reporting	x

Principal Management Corporation (“Principal”) Proxy Voting Policy

Effective March 10, 2009

Proxy Voting Policy

Principal believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to the firm’s advisory clients. The guiding principles in performing proxy voting are to make decisions that
(i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Proxy Voting Procedures
Principal has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
Institutional Shareholder Services (“ISS”). Based on Principal’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal has retained the services of ISS, an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Principal include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
Principal has elected to follow ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, Board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the Guidelines to the particular proxy issues.
On any particular proxy vote, a Portfolio Manager may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS own evaluation of the factors. The Portfolio Manager has access to ISS Recommendations and may determine that it is in the best interest of shareholders to vote differently.
In the event that judgment differs from that of ISS, Principal will memorialize the reasons supporting that judgment and retain a copy of those records. In such cases, the following will be required:

•	The requesting Portfolio Manager must put forth, in writing, the reasons for their decision;

•	The approval of Principal’s Chief Investment Officer;

•	Notification to the Proxy Voting Coordinator and other appropriate personnel (including PGI Portfolio Managers whose clients may own the particular security);

•	A determination that the decision is not influenced by any conflict of interest; and

•	The creation of a written record reflecting the process.
Conflicts of Interest. Principal has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures are designed to eliminate
Principal’s discretion in voting such proxies to eliminate the conflict. The procedures used differ for the SAM Portfolio and LifeTime portfolios of the Principal Fund clients and all other clients.

Conflict Procedures for the SAM Portfolios and LifeTime Portfolios

The SAM Portfolios and the LifeTime portfolios invest in shares of other Principal Mutual Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the underlying fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Conflict Procedures for All Other Clients

The conflict avoidance procedures for securities held by all other clients include Principal’s use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third-party.
Principal’s procedures also prohibit the influence of conflicts of interest where a Portfolio Manager decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal’s senior management, the Law Department, outside counsel, and/or the client whose account may be affected by the conflict. Principal will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts. As part of the new account opening process for discretionary institutional clients for which Principal retains proxy voting responsibility, Principal’s Client Services Department is responsible for sending a proxy letter to the client’s custodian. This letter instructs the custodian to send the client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Principal’s Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
Securities Lending. At times, neither Principal nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal will make reasonable efforts to inform the Client that neither Principal nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies. Principal shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principals’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[1]

•	Casting a vote on a foreign security may require that Principal engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation Communications and Handling of Information Requests Regarding Proxies. Employees must promptly inform the Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal will not reveal or disclose to any third-party how they may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the general policy to follow ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact Principal to ask questions regarding total holdings of a particular stock across advisory Clients, or how they intend to vote on a particular proxy. In addition, issuers may call (or hire third-parties to call) with intentions to influence the votes (i.e., to vote against ISS recommendation).
_________________________________________
1 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

Proxy Voting Errors. In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, outside counsel, and/or affected clients may be contacted.

Recordkeeping. Principal must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

•	Client request to review proxy votes:

◦
Any request, whether written (including e- mail) or oral, received by any Employee of Principal, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the client’s permanent file.

◦
The Proxy Voting Coordinator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third-party, not a proxy voting client, other dispositions, etc.) in a suitable place.

◦
The Proxy Voting Coordinator will furnish the information requested to the client within a reasonable time period (generally within 10 business days). Principal will maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

◦	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

•	Proxy statements received regarding client securities:

◦	Upon inadvertent receipt of a proxy, Principal will generally forward to ISS for voting, unless the client has instructed otherwise.

◦	Note: Principal is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

•	Proxy voting records:

◦
Principals’ proxy voting record is maintained by ISS. The Proxy Voting Coordinator, with the assistance of the Client Services Department, will periodically ensure that ISS has complete, accurate, and current records.

◦	Principal will maintain documentation to support the decision to vote against ISS recommendation.

◦
Principal will maintain documentation or notes or any communications received from third-parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

W. H. Reaves & Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

1.	BACKGROUND

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of W. H. Reaves & Company, Inc. (“WHR”) ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

•
The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

•
In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR’s Compliance Department.

2.	PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A.	Specific Voting Policies

1.	Routine Items:

•	The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

•	The Adviser will generally vote for the selection of independent auditors.

•	The Adviser will generally vote for increases in or reclassification of common stock.

•	The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

•	The Adviser will generally vote for changes in the board of directors.

•	The Adviser will generally vote for outside director compensation.

•	The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management

•	The Adviser will generally vote for proposals that increase shareholder value

•	The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

•	The Adviser will generally vote for proposals that maintain or increase the rights of shareholders

2.	Non-Routine and Conflict of Interest Items:

•	The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

•	The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers

•	The Adviser will generally vote against anti-greenmail provisions.

B.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

•	any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i)	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii)	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii)	any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•
any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3.	PROXY VOTING PROCEDURES

A.
The Account Representative or the Portfolio Manager the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.	All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log.

C.
Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D.
Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.
If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

•	the proposal to be voted upon;

•	the actual or potential conflict of interest involved;

•	the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

•	if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

•
engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;

•
cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

•	abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.
The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.	In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

•
A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•
A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•	A record memorializing the basis for the vote cast;

•	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

•
A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.	Periodically, but no less than annually, the Adviser will:

1.	Verify that all annual proxies for the securities held in the client’s account have been received;

2.
Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

3.	Review the files to verify that records of the voting of the proxies have been properly maintained;

4.	Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5.	Maintain an internal list of Interested Persons.

Proxies and Class Action Lawsuits

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will not take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client’s request, offer clients advice regarding corporate actions

WESTWOOD MANAGEMENT CORPORATION
POLICIES AND PROCEDURES FOR PROXY VOTING

Policy

Westwood has engaged Broadridge for proxy voting services and Glass Lewis for proxy research for our clients. Broadridge is a leading provider to the global financial industry for full-service proxy support. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, we agree with the recommendations of Glass Lewis, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it in the best interest of our clients.

Procedures

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

SPECTRUM ASSET MANAGEMENT, INC.

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).  While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

•	That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.

•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

•	That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.

•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).

•	That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.	Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities.  Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”).  The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations.  When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities.  Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.  Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B.	Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against RiskMetrics Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories:  Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact.  Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category.  New and unfamiliar issues are constantly appearing in the proxy voting process.  As new issues arise, we will make every effort to classify them among the following three categories.  If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty.  We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.  This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy.  To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution.  At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest.  CCO’s review will focus on the following three categories:

•
Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent).  For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•
Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•
Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•
Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.

•
Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person.  With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution.  The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.
Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.  For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000.  Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.
Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution.  As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation.  If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly.  If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I:  Routine Administrative Items

Philosophy:  Spectrum is willing to defer to management on matters of a routine administrative nature.  We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.  Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors

2.	increasing the authorized number of common shares

3.	election of unopposed directors

CATEGORY II:  Special Interest Issues

Philosophy:  While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas.  Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients.  We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders.  However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  Issues Having the Potential for Significant Economic Impact

Philosophy:  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.  We believe such issues should be carefully analyzed and decided by the owners of the corporation.  Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.
Classification of Board of Directors.   Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year.  Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms.  Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.  In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.
Cumulative Voting of Directors.  Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard.  The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors.  Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders.  Outside shareholder involvement can encourage management to maximize share value.  We generally support cumulative voting of directors.

3.
Prevention of Greenmail.  These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.  By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs.  Shareholders are left with an asset-depleted and often less competitive company.  We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual.  We are opposed to greenmail and will support greenmail prevention proposals.

4.
Supermajority Provisions.  These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.  These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger.  In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.
Defensive Strategies.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

6.
Business Combinations or Restructuring.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy

Report for Proxy Vote(s) Against RiskMetrics Recommendation(s)

This form should be completed in instances in which SAMI Portfolio Manager(s) decide to vote against RiskMetrics recommendations.

1. Security Name / Symbol:

2. Issue up for vote:

3. Summary of RiskMetrics recommendation (see attached full RiskMetrics recommendation:

4. Reasons for voting against RiskMetrics recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No

Name of individual contacted:
Date:

7. Contacted other SAMI portfolio managers who have position in same security:

Yes / No
Name of individual contacted:
Date:

8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:

Portfolio Manager Signature*:
Date:
Portfolio Manager Name:
*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

Appendix E

STONE HARBOR INVESTMENT PARTNERS LP
PROXY VOTING POLICIES AND PROCEDURES

A.	STATEMENT OF POLICY

Stone Harbor Investment Partners LP (“Stone Harbor”) votes proxies for each client that has specifically authorized Stone Harbor to vote them in the investment management contract or otherwise, and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on Stone Harbor by the Investment Advisers Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder.

B.	GENERAL PRINCIPLES

In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment, and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

C.	PROCEDURES

1.
Account Set-up and Review: For new clients, the General Counsel will inform the Operations team as to whether the client retained the responsibility to vote proxies or delegated that responsibility to Stone Harbor. Designated personnel within Operations will ensure that the account is set-up to vote proxies with the appropriate custodian and systems.

2.
Securities Lending: Stone Harbor does not generally have the authority to lend securities on behalf of its clients. For those clients for which Stone Harbor does have such authority, Stone Harbor has decided not to engage in securities lending. Stone Harbor will monitor upcoming proxy meetings and call back securities, if applicable, in anticipation of an important vote to be taken among holders of such securities. In determining whether to call back securities, the relevant portfolio manager(s) will consider whether the request that the client benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

3.	Voting Proxies. Stone Harbor will generally vote proxies according to the policies described below, subject to consideration of overrides and material conflicts.

D.	VOTING POLICY GUIDELINES

Stone Harbor generally follows the guidelines listed below. If deemed to be in the best interests of a client, the portfolio manager may override the guidelines listed below. The Compliance Committee reviews all overrides.

1.	Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2.Board of Directors
Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Open Access (shareholder resolution)
Vote CASE-BY-CASE, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on contested elections of directors, considering factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE, depending on the reasonableness of the basis of the solicitation.

5.Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

1It is intended for financing purposes, with minimal or no dilution to current shareholders; or
2It is not designed to preserve the voting power of an insider or significant shareholder.

9.	Executive and Director Compensation
Vote AGAINST a plan if the cost exceeds a reasonable level.

Vote FOR a plan if the cost is reasonable, unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•
There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options
Vote CASE-BY-CASE on management proposals seeking approval to reprice options, giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans
Vote CASE-BY-CASE on employee stock purchase plans.
Vote FOR employee stock purchase plans where all of the following apply:

3Purchase price is at least 85 percent of fair market value;
4Offering period is 27 months or less, and
5Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•
Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

D.	CONFLICTS OF INTEREST

In furtherance of Stone Harbor’s goal to vote proxies in the best interests of clients, Stone Harbor will seek to identify and address material conflicts of interest that may arise between Stone Harbor and its clients before voting proxies on behalf of such clients. All Stone Harbor employees must play an important role in helping our organization identify potential conflicts of interest that could impact Stone Harbor’s proxy voting. Stone Harbor employees need to (i) be aware of the potential for conflicts of interest on the part of Stone Harbor in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of Stone Harbor’s business; and (ii) bring conflicts of interest of which they become aware to the attention of Stone Harbor Legal/Compliance.

Potential conflicts of interest may exist in situations where Stone Harbor is called to vote on a proxy proposal regarding the issuer where Stone Harbor or an affiliate also:

•	Manages the issuer’s pension plan

•	Manages money for the proponent

Additional conflicts may exist if AN EXECUTIVE OF Stone Harbor or an affiliate is a close relative of, or has a business relationship with:

•	An executive of the issuer or proponent

•	A director of the issuer or proponent

•	A person who is a candidate to be a director of the issuer

•	A proponent of the proxy proposal

If Stone Harbor determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Compliance Committee will address such matters involving such conflicts of interest as follows:

1.	If a proposal is addressed by the specific policies herein, Stone Harbor will vote in accordance with such policies; and

2.
If the proxy proposal is (i) not addressed by the specific policies or (ii) requires a case-by-case determination by Stone Harbor, the vote will be referred to the Compliance Committee. The Compliance Committee will review the potential conflict and determine how to vote the proxy in the best interest of the client. The Compliance Committee will memorialize the rationale of such vote in writing.

E.	COMPOSITION OF THE COMPLIANCE COMMITTEE

The Compliance Committee consists of the following voting members:

•	Chief Investment Officer

•	Chief Executive Officer

•	General Counsel

•	Chief Compliance Officer

•	Chief Financial Officer

Each of the Committee members may appoint a supervised delegate to attend a Committee meeting in the event that the member is unable to attend. A minimum of three voting members is required for a quorum and the affirmative votes of a majority of those present are required for decisions.

F.	RECORD KEEPING AND OVERSIGHT

Stone Harbor’s Operations team shall maintain or have available the following records relating to proxy voting:

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote:

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by Stone Harbor that were material to a proxy voting decision or that memorialized the basis for that decision; and

•
a copy of each written client request for information on how Stone Harbor voted proxies on behalf of the client or a client request for a copy of Stone Harbor’s Proxy Voting Policies and Procedures, and a copy of any such written response by Stone Harbor to any (written or oral) client request for information on how Stone Harbor voted proxies on behalf of the requesting client.

Such records will be maintained for a period of at least five years, the most two recent years in a readily accessible place.

Legal/Compliance will periodically review proxy votes, related records and processes to help ensure that proxies are being voted appropriately. The Compliance Committee will review at least annually the proxy voting guidelines, process and any portfolio manager overrides.

G.	INFORMATION REQUESTS

Clients may obtain information about how Stone Harbor voted with respect to their securities, as well as a copy of Stone Harbor’s Proxy Voting Policies and Procedures, by contacting their relationship manager.

March 2011

T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

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Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.
Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

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Meeting Notification
T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.
T. Rowe Price Voting Policies
Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors - For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We

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may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors' accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards' accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives' and shareholders' incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company's peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company's executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company's “Say-on-Pay” vote in consecutive years.

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Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
    Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.
Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.
Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

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Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted.

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In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.
REPORTING AND RECORD RETENTION
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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